As filed with the U.S. Securities and Exchange Commission on 04/05/18

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22980

Angel Oak Funds Trust

(Exact name of registrant as specified in charter)

One Buckhead Plaza

3060 Peachtree Rd. NW, Suite 500

Atlanta, Georgia 30305

(Address of principal executive offices) (Zip code)

Dory S. Black, Esq., President

One Buckhead Plaza

3060 Peachtree Rd. NW, Suite 500

Atlanta, Georgia 30305

(Name and address of agent for service)

Copy to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

404-953-4900

Registrant’s telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2018

Item 1. Reports to Stockholders.

1

ANNUAL REPORT

January 31, 2018

Angel Oak Multi-Strategy Income Fund

Angel Oak Flexible Income Fund

Angel Oak High Yield Opportunities Fund

Angel Oak Capital Advisors, LLC

One Buckhead Plaza

3060 Peachtree Road NW

Suite 500

Atlanta, GA 30305

(404) 953-4900

Dear Shareholder,

While 2017 was a big year for passive investors, we believe 2018 will be the year for credit selection. Long positions in risk markets, taken directly in both equities and bonds or indirectly through broad-based indices, paid handsomely in 2017. The strong performance of these asset classes was driven by steady growth, benign inflation, and relatively cautious Federal Reserve (Fed) policy, resulting in lower volatility, tightening credit spreads, and record highs in equity markets.

Looking forward to 2018, we believe the continued unwinding of the Fed’s balance sheet will inevitably favor certain risk assets over others, as volatility increases and the yield curve steepens. Aided by positive fundamental tailwinds, we believe real estate-related assets, predominantly residential, should outperform other credit asset classes in 2018. The supply/demand dislocation in the U.S. housing market and an expansion of the credit box in mortgage lending should benefit home prices and drive U.S. economic growth higher. We believe overweighting exposure to housing and other real estate-related assets should result in outperformance in 2018.

Traditional fixed income sectors, notably the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays Agg.), have much more interest rate risk in the post-crisis period due to fiscal policy and quantitative easing, which makes us cautious toward these sectors. For example, due to growing U.S. government deficits, U.S. Treasury issuance has increased from approximately $4.5 trillion in the pre-crisis period to approximately $14.9 trillion today. U.S. Treasury, agency-guaranteed debentures, and agency- guaranteed mortgage pass-through securities comprise approximately 68% of the Bloomberg Barclays Agg. The structural interest rate sensitivity of many of these instruments has increased as well. For example, in the pre-crisis period, the yield of the Bloomberg Barclays Agg. was typically higher than its duration. That differential reversed after 2008, as rates began declining to historic lows, and the Index’s yield is now much lower than its duration. If interest rates were to rise 100 basis points (bps), an investor in the Bloomberg Barclays Agg. would lose approximately two years of income due to price depreciation.

Given this historical risk imbalance, we favor sectors outside the traditional Bloomberg Barclays Agg., such as non-agency residential mortgage-backed securities, non-agency commercial mortgage-backed securities, asset-backed securities, collateralized loan obligations, and high yield corporate bonds. Angel Oak favors structured credit as the best mechanism to potentially take advantage of unique risk-adjusted total return opportunities and relative value while maintaining a low effective duration profile.

Thank you for your continued support.

Respectfully yours,

Sreeniwas V. Prabhu

Chief Executive Officer and Chief Investment Officer

The opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be accompanied or preceded by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

The Angel Oak Funds are distributed by Quasar Distributors, LLC.

Definitions:

Basis Point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. It is not possible to invest directly in an index.

Effective Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the effective duration, the greater the price change relative to interest rate movements.

Angel Oak Multi-Strategy Income Fund

1.	How did the Fund perform during the period?

For the 12-month period ending January 31, 2018, the Fund’s Institutional Shares (ANGIX) returned 4.88%, while the A Shares (ANGLX) and C Shares (ANGCX) returned 4.69% and 3.90%, respectively. During the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.15%.

2.	What were the main contributors to and detractors from the Fund’s performance during the period?

Duration and credit strategies benefited the Fund relative to the benchmark. Duration positioning short of the index was a positive contributor to relative performance for the period as the 5 and 10-year U.S. Treasury yields rose 60 and 25 basis points (bps), respectively. The floating rate bond allocation based primarily on front-end LIBOR floaters was beneficial to relative Fund performance, as 3-month LIBOR rose 75 basis points over the period. Credit strategies benefited the Fund relative to the benchmark for the 12-month period as risk assets outperformed traditional fixed income sectors within the Bloomberg Barclays US Aggregate Bond Index. The total returns of non-agency residential mortgage-backed securities (NA RMBS), collateralized loan obligations (CLOs), and commercial mortgage-backed securities (CMBS) were all positive contributors to the Fund.

NA RMBS were the primary contributors to Fund performance for the 12-month period. Current income benefited from a rise in LIBOR, increasing bond interest, and the boost to yield and total return from rising voluntary prepayment speeds. NA RMBS spreads were tighter throughout most of 2017, driven by a benign credit environment and strong fundamental and technical tailwinds. CLOs exhibited strong performance for the period as spreads across the entire CLO capital structure reached their tightest levels of the post-crisis period. Despite retail headlines, the CMBS allocation was a positive contributor for the 12-month period as spreads across the entire conduit capital structure in the primary market finished at approximately 24-month tights.

3.	What is your outlook heading into 2018, and how is the Fund positioned?

We expect the Federal Open Market Committee (FOMC) to continue its methodical tightening campaign of raising the overnight Fed funds target rate while simultaneously unwinding its balance sheet. However, we believe the FOMC will be less aggressive on the front end of the curve next year, hiking the Fed funds target rate only twice rather than the three times suggested by the “dot plot” data, primarily due to stubbornly low inflation metrics and a flattening yield curve.

We anticipate that new Fed Chair Jerome Powell will implement “Operation Untwist,” reducing policy pressure somewhat on the front end of the curve while driving the long end up by putting price pressure on bond markets from continued unwinding of the balance sheet. This would hopefully stem asset price inflation, notably in equities, without jeopardizing growth or stoking inflation. This curve-steepening strategy, along with the following factors, should help extend the third-longest U.S. expansion on record since 1850:

•	An unemployment rate declining below 4.0%.
•	Above-trend wage growth.
•	Ultra-accommodative global central bank policies resulting in inflation targets finally being met or exceeded.
•	Strong residential real estate fundamentals, which should lead to further expansion of residential credit.

Credit spreads (except for agency RMBS) are generally at, or near, 24-month tights. Credit spreads should remain near these levels in 2018, as we expect the economy to maintain a positive trajectory and growth to potentially surprise to the upside. Given the tightness of credit spreads, effective credit selection will be paramount in 2018.

We believe structured credit, led by non-agency RMBS, will outperform traditional fixed income credit sectors due to positive housing fundamentals, favorable technicals, and low interest rate sensitivity. A recent Morgan Stanley report notes that the millennial generation comprises approximately 88 million people between the ages of 15 and 34. This will be the largest generation in American history, and has been characterized as the age group experiencing the most rapid rate of household formation. Over the next five years, 1.35 million annual household formations are expected, twice the level for the post-crisis period to date. Robust demand is expected amid historically tight supply. For example, inventories of existing homes for sale are at all-time lows. New homes for sale are 20% below long-run averages. Most important for the millennials, this unique supply/demand dynamic exists in an environment where mortgage credit availability is finally expanding. Despite recent increases in certain overheated markets, home prices remain affordable at the national level, and the effective rate of mortgage interest in the U.S. is still at, or near, all-time lows. These positive fundamentals continue to improve the credit risk profile of NA RMBS, which is why we believe there is still upside potential in these credits. They should also show resiliency even in times of broad credit spread widening. As a result, Angel Oak continues to be overweight NA RMBS in both legacy and new issue positions.

Despite the reduction in retail risks in new issue CMBS, credit spreads remain wide compared with rated corporate credit, and we think the CMBS market will continue to present select opportunities in 2018. While negative retail news dominates the headlines, there are many positive tailwinds for commercial real estate, including the recently implemented tax reform, ample balance sheets seeking lending opportunities, and room for cap rate compression.

Even though we have a favorable outlook on CLOs, we acknowledge spreads are at post-crisis tights and lower-rated CLO tranches magnify the risk of losses in a risk-off environment. We spent the majority of the past year upgrading the quality of the CLO portfolio by moving up the capital structure to increase credit quality and liquidity. We continue to favor non-AAA-rated deals with shorter average lives that reduce the price sensitivity to spread widening. Most of these deals will be deleveraging over the next year, which will increase their credit enhancement as we get closer to the end of this credit cycle.

Past performance is not a guarantee of future results.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Definitions:

Basis Point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. It is not possible to invest directly in an index.

LIBOR: A benchmark rate that some of the world’s leading banks charge each other for short-term loans. It stands for Intercontinental Exchange London Interbank Offered Rate and serves as the first step to calculating interest rates on various loans throughout the world.

Spread: The difference in yield between LIBOR and a debt security with the same maturity but of lesser quality.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards, and maturities.

Angel Oak Flexible Income Fund

1.	How did the Fund perform during the period?

For the 12-month period ending January 31, 2018, the Fund’s Institutional Shares (ANFIX) returned 4.97%, while the A Shares (ANFLX) and C Shares (AFLCX) returned 4.69% and 3.80%, respectively. During the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.15%.

2.	What were the main contributors to and detractors from the Fund’s performance during the period?

Credit strategies and debt of depository institutions, benefited Fund performance relative to the benchmark during the 12-month reporting period. Duration positioning short of the index was also a positive contributor to relative performance for the period.

Bank credit spreads continued to tighten over the 12-month reporting period, more than offsetting the increase in Treasury rates. The corporate allocation was the best contributor for the period. Based on Q4 earnings releases, bank fundamentals continue to improve. Loan growth continues at a moderate pace, and earnings have improved, driven by expense control, low credit charge-offs, and stable net interest margins.

Collateralized loan obligations (CLOs) were a positive contributor to performance for the period as prices continued to rally in 2017; however, the overall allocation to CLOs remains low given the attractiveness of community bank debt.

3.	What is your outlook heading into 2018, and how is the Fund positioned?

Through the end of 2017, investment grade corporate credit, like all risk assets, was up for the year. However, we are cautious as we look ahead to 2018. Traditional investment grade corporate credits are trading at all-time highs, while yields across this universe are not commensurate with the degree of leverage on company balance sheets. The threat of rising interest rates also creates a headwind for the asset class. On the other hand, we find the banking sector attractive given strong capital and credit profiles, the potential for some marginal regulatory relief, and the backdrop of higher rates, which is generally a favorable scenario for banks. The banking sector has added more than 350 basis points of common equity capital since the crisis, in stark contrast to the broader corporate market, where leverage has increased to record levels. In addition to a lower leverage profile, credit risk has declined sharply in the face of enhanced loan underwriting standards and increased regulatory oversight.

We see particularly compelling opportunities in community bank subordinated debt (sub-debt), which offers credit spreads 250-400 basis points above those of larger institutions with a similar credit profile. Relative to larger banks, community banks have (1) more transparent business models; (2) a low-cost, “sticky” deposit base; (3) lending portfolios tied to local relationships; and (4) balance sheet structures that benefit from higher rates. Additionally, we believe that more-nimble community banks can drive more innovation and higher growth than larger institutions. Community bank sub-debt offers spreads of approximately 350 basis points on average, compared with approximately 100 basis points for the investment grade corporate bond index.

Looking toward 2018, we see several tailwinds for bank earnings. First, we believe higher rates will benefit the largely assets-sensitive balance sheets of community banks, where assets typically reprice upward more quickly than deposits. Second, we expect to see a reduction in regulatory compliance expenses. Finally, we anticipate continued consolidation given the need for scale, the overbanked nature of the U.S. financial system, and improved post-election equity valuations. Consolidation generally results in stronger earnings for the combined entity, leading to price appreciation potential for underlying sub-debt. For these reasons, the Fund continues to favor this sector, and the Fund’s target allocation to U.S. bank credit has increased to approximately 85%.

Past performance is not a guarantee of future results.

The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio on the Fund’s Net Asset Value and therefore may increase the volatility of the Fund. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are increased for emerging markets. Investments in fixed income instruments typically decrease in value when interest rates rise. Derivatives involve risks different from and, in certain cases, greater than the risks presented by more traditional investments. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund is non-diversified, so it may be more susceptible to being adversely affected by a single corporate, economic, political or regulatory occurrence than a diversified fund. The Fund will incur higher and duplicative costs when it invests in mutual funds, ETFs and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Basis Point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. It is not possible to invest directly in an index.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Angel Oak High Yield Opportunities Fund

1.	How did the Fund perform during the period?

For the 12-month period ending January 31, 2018, the Fund’s Institutional Shares (ANHIX) returned 6.53% while the A Shares (ANHAX) returned 6.34%. During the same period, the Fund’s benchmark, the ICE BofAML U.S. High Yield Index (formerly known as the BofA Merrill Lynch High Yield Index), returned 6.74%.

2.	What were the main contributors to and detractors from the Fund’s performance during the period?

In contrast to the prior year, energy was the largest positive contributor to performance during the period. OPEC’s production cuts brought about an improvement in the balance of supply and demand during the year leading to a pickup in oil prices. The higher prices provided exploration and production companies the opportunity to hedge production at better than breakeven prices, locking in attractive returns and cash flows. Holdings in the refining sector benefited from the rise in refining margins resulting from Hurricane Harvey, which at one point negatively impacted approximately one-quarter of the nation’s refining capacity, creating an imbalance in supply and demand. Additionally, the portfolio benefited from the increasing global demand for cleaner burning fuels such as liquefied natural gas, of which exports from the U.S. accelerated in 2017.

The basic industries sector was another significant positive contributor to performance. The portfolio entered the year overweight the basic industries sector reflecting our expectation that the new administration’s priorities of deregulation, infrastructure and tax reform would benefit the group. Basic industries encompasses a wide variety of companies but the portfolio specifically benefited from its overweight to the home builders and building materials companies that are capitalizing on the strong demand for housing. The strengthening of the economy, relatively low oil and natural gas prices, and improvement in manufacturing also contributed to performance from the portfolio’s holdings in the chemical and the metals and mining industries.

After cash, the automotive sector was the largest detractor from performance during the period on an attribution basis. Specifically, performance in the automotive sectors was attributable to a specific holding in the automotive parts subsector that underperformed following a weak earnings report and downward revision to guidance.

3.	What is your outlook heading into 2018, and how is the Fund positioned?

In the context of expectations for the economy to continue to strengthen in 2018 our outlook for high yield is supportive of a carry-type return environment in 2018.

From a fundamental perspective, the economy appears to be on solid footing and potentially gaining momentum. Our expectation is for GDP in the mid 2% area, with some added boost from the recently passed Tax Cuts and Jobs Act. The positive outlook is supported by the acceleration in manufacturing and non-manufacturing business surveys, the low and declining unemployment rate, strong consumer confidence, growth in bank lending, and a patient Federal Reserve (Fed).

The Institute for Supply Management, which conducts surveys of manufacturing and non-manufacturing companies, has seen its indices accelerate to levels not seen since 2004 and 2005, respectively, indicating a high level of optimism regarding the level of expected business activity.

Job creation has been strong, averaging 2.5 million new jobs each of the last five years, and expectations are for continued steady job creation, underpinning expectations for the unemployment rate to decline further from its already low 4.1%. Wage growth has been positive but not reflective of a situation where employers are unable to fill positions. If employment demand continues at this pace expectations are that higher wages will eventually follow. The positive employment environment is also contributing to consumer confidence reaching the highest level since 2000.

Although the Federal Reserve is raising the Fed Funds rate and has begun reducing the size of its balance sheet, which it used to buy treasuries and mortgages during the financial crisis, monetary policy remains relatively easy and supportive of economic growth. The low rate environment since the financial crisis has been a factor in the elevation of financial asset valuations, and the Federal Reserve continues to reiterate its plan to be data-driven, patient, and gradual in removing accommodative monetary policy.

Assuming additional interest rate increases in 2018 are the result of economic strength and potentially a pick-up in inflation, we would expect high yield credit spreads to continue to tighten, mitigating the impact of rising interest rates. Currently, of the total yield on the ICE BofAML U.S. High Yield Index, the credit spread represents approximately 63%. Historically, in periods of economic expansion and rising rates, this has declined to less than 30%, reflecting the optimism regarding revenue growth, margins, and cash flow generation. As examples, from late October 1998 through May 2000, interest rates as measured by the Constant Maturity 5-Year Treasury rose 257 basis points while high yield credit spreads tightened 59 basis points. From June 2002 to June 2007, interest rates rose 300 basis points while high yield credit spreads tightened 393 basis points. The combination of yield income and tightening credit spreads resulted in positive annualized return in both environments for the ICE BofAML U.S. High Yield Index offsetting the rise in interest rates.

Within this context, the portfolio is positioned to benefit from the continued economic expansion while also reflecting current valuations and the potential for increased volatility. We are overweight the basic industries, energy, and capital goods sectors, reflecting our favorable view on the U.S. housing sector supported by increasing household formation by the millennial generation, as well improving supply/demand balance in energy and our expectation that the recent increase in capital investment will continue. As valuations have compressed, we remain cognizant of taking advantage of opportunities to reduce positions where the risk/reward balance is no longer attractive.

Past performance is not a guarantee of future results.

Investments in debt securities typically decreases when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

Definitions

OPEC: Organization of Petroleum Exporting Countries.

Basis Point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Cash Flow: The net amount of cash and cash-equivalents being transferred into and out of a business, especially as affecting liquidity.

ICE BofAML U.S. High Yield Index: Tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.

Spread: The difference in yield between a U.S. Treasury bond and a debt security with the same maturity but of lesser quality.

Investment Results – (Unaudited)

Angel Oak Multi-Strategy Income Fund

Total Return Based on a $1,000,000 Investment

The Fund is the successor to the investment performance of the Angel Oak Multi-Strategy Income Fund (the “Predecessor Multi-Strategy Income Fund”) as a result of the reorganization of the Predecessor Multi-Strategy Income Fund into the Fund on April 10, 2015. Accordingly, the performance information shown in the chart above and table below for periods prior to April 10, 2015 is that of the Predecessor Multi-Strategy Income Fund. The Predecessor Multi-Strategy Income Fund was also advised by the Adviser and had the same investment objective, policies, and strategies as the Fund.

The chart above assumes an initial investment of $1,000,000 made on August 16, 2012 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2018)

	Average Annual Returns
	One Year	Three Year	Five Year	Since Inception(2)
Angel Oak Multi-Strategy Income Fund, Institutional Class	4.88%	3.87%	4.02%	5.10%
Angel Oak Multi-Strategy Income Fund, Class A without load	4.69%	3.62%	3.76%	7.45%
Angel Oak Multi-Strategy Income Fund, Class A with load	2.34%	2.84%	3.30%	7.08%
Angel Oak Multi-Strategy Income Fund, Class C without load	3.90%	N/A	N/A	2.55%
Angel Oak Multi-Strategy Income Fund, Class C with load	2.90%	N/A	N/A	2.55%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	2.15%	1.14%	2.01%	1.99	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is August 16, 2012 for Institutional Class Shares, June 28, 2011 for Class A Shares, and August 4, 2015 for Class C Shares.

(3) The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an Index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg Barclays Aggregate Bond Index return from the inception date of Class A Shares is 2.77% and 2.01% for Class C Shares, respectively.

Investment Results – (Unaudited) (continued)

Angel Oak Flexible Income Fund

Total Return Based on a $1,000,000 Investment

The chart above assumes an initial investment of $1,000,000 made on November 3, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2018)

	Average Annual Returns
	One Year	Three Year	Since Inception(2)
Angel Oak Flexible Income Fund, Institutional Class	4.97%	2.48%	2.93%
Angel Oak Flexible Income Fund, Class A without load	4.69%	2.23%	2.68%
Angel Oak Flexible Income Fund, Class A with load	2.30%	1.47%	1.96%
Angel Oak Flexible Income Fund, Class C without load	3.80%	N/A	0.53%
Angel Oak Flexible Income Fund, Class C with load	2.80%	N/A	0.53%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	2.15%	1.14%	1.98	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is November 3, 2014 for Institutional Class and Class A Shares and August 4, 2015 for Class C Shares.

(3) The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an Index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Institutional Class and Class A Shares. The Bloomberg Barclays Aggregate Bond Index return from the inception date of the Class C Shares is 2.01%.

Investment Results – (Unaudited) (continued)

Angel Oak High Yield Opportunities Fund

Total Return Based on a $1,000,000 Investment

The Fund is the successor to the investment performance of the Rainier High Yield Fund (the “Predecessor High Yield Fund”) as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016. Accordingly, the performance information shown in the chart above and table below for periods prior to April 15, 2016 is that of the Predecessor High Yield Fund’s Institutional Shares and Original Shares for the Fund’s Institutional Class and Class A shares, respectively. The Predecessor High Yield Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

The chart above assumes an initial investment of $1,000,000 made on March 31, 2009 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2018)

	Average Annual Returns
	One Year	Three Year	Five Year	Since Inception(2)
Angel Oak High Yield Opportunities Fund, Institutional Class	6.53%	7.29%	5.98%	9.88%
Angel Oak High Yield Opportunities Fund, Class A without load	6.34%	7.02%	5.74%	6.26%
Angel Oak High Yield Opportunities Fund, Class A with load	3.98%	6.20%	5.26%	5.83%
ICE Bank of America Merrill Lynch High Yield Index(3)	6.74%	6.37%	5.65%	12.27	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge.

(2) Institutional Class Shares commenced operations on March 31, 2009 and Class A Shares commenced operations on July 31, 2012.

(3) The ICE Bank of America Merrill Lynch High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicy issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an Index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the ICE Bank of America Merrill Lynch High Yield Index is from the inception date of the Institutional Class Shares. The ICE Bank of America Merrill Lynch High Yield Index return from the inception date of Class A Shares is 6.49%.

Portfolio Holdings – (Unaudited)

The investment objective of Angel Oak Multi-Strategy Income Fund is to seek current income.

The investment objective of Angel Oak Flexible Income Fund is to seek current income with a secondary objective of total return.

The investment objective of Angel Oak High Yield Opportunities Fund is to earn a high level of current income with a secondary objective of capital appreciation.

*As a percentage of total investments.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other expenses of the Funds. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from August 1, 2017 to January 31, 2018.

Actual Expenses

The first lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the numbers in the first lines under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables below are useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Angel Oak Multi-Strategy Income Fund		Beginning Account Value, August 1, 2017	Ending Account Value, January 31, 2018	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,017.70	$7.22	1.42%
	Hypothetical(2)	$1,000.00	$1,018.05	$7.22	1.42%
Class C	Actual	$1,000.00	$1,014.20	$11.02	2.17%
	Hypothetical(2)	$1,000.00	$1,014.27	$11.02	2.17%
Institutional Class	Actual	$1,000.00	$1,019.00	$5.95	1.17%
	Hypothetical(2)	$1,000.00	$1,019.31	$5.96	1.17%

Angel Oak Flexible Income Fund		Beginning Account Value, August 1, 2017	Ending Account Value, January 31, 2018	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,022.60	$4.79	0.94%
	Hypothetical(2)	$1,000.00	$1,020.47	$4.79	0.94%
Class C	Actual	$1,000.00	$1,018.40	$8.60	1.69%
	Hypothetical(2)	$1,000.00	$1,016.69	$8.59	1.69%
Institutional Class	Actual	$1,000.00	$1,024.80	$3.52	0.69%
	Hypothetical(2)	$1,000.00	$1,021.73	$3.52	0.69%

Angel Oak High Yield Opportunities Fund		Beginning Account Value, August 1, 2017	Ending Account Value, January 31, 2018	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,028.10	$4.65	0.91%
	Hypothetical(2)	$1,000.00	$1,020.62	$4.63	0.91%
Institutional Class	Actual	$1,000.00	$1,029.50	$3.33	0.65%
	Hypothetical(2)	$1,000.00	$1,021.93	$3.31	0.65%

(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent six month period and divided by the number of days in the most recent twelve month period (365). The annualized expense ratios reflects fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2) Hypothetical assumes 5% annual return before expenses.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments

January 31, 2018

	Principal Amount	Value
Asset-Backed Securities – 10.60%
Accredited Mortgage Loan Trust, Series 2005-4, Class M1, 1.961% (1 Month LIBOR USD + 0.400%), 12/25/2035 (a)	$1,128,000	$1,063,437
Ally Auto Receivables Trust, Series 2018-1, Class A2, 2.140%, 9/15/2020	18,500,000	18,486,828
American Credit Acceptance Receivables Trust, Series 2017-4, Class A, 2.000%, 7/10/2020 (b)	9,438,455	9,448,064
American Express Credit Account Master Trust, Series 2017-6, Class A, 2.040%, 5/15/2023	7,000,000	6,933,367
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class A2A, 1.830%, 5/18/2021	9,500,000	9,466,835
AMSR Trust, Series 2016-SFR1, Class A, 2.956% (1 Month LIBOR USD + 1.400%), 11/17/2033 (a)(b)	10,000,000	10,081,600
Barclays Dryrock Issuance Trust, Series 2017-2, Class A, 1.859% (1 Month LIBOR USD + 0.300%), 5/15/2023 (a)	8,000,000	8,025,848
Bayview Financial Mortgage Pass-Through Trust, Series 2005-D, Class APO, 0.000%, 12/28/2035 (c)	787,655	673,671
Bear Stearns Asset Backed Securities Trust, Series 2007-SD3, Class A, 1.811% (1 Month LIBOR USD + 0.250%), 5/25/2037 (a)	65,752	57,733
CARDS II Trust, Series 2017-2A, Class A, 1.819% (1 Month LIBOR USD + 0.260%), 10/17/2022 (a)(b)	13,500,000	13,538,340
CarMax Auto Owner Trust, Series 2018-1, Class A2A, 2.230%, 5/17/2021	6,750,000	6,755,407
CarMax Auto Owner Trust, Series 2017-4, Class A3, 2.110%, 10/17/2022	4,500,000	4,464,909
Citibank Credit Card Issuance Trust, Series 2017-A2, Class A2, 1.740%, 1/19/2021	3,500,000	3,490,266
Citibank Credit Card Issuance Trust, Series 2018-A2, Class A2, 1.891% (1 Month LIBOR USD + 0.330%), 1/21/2025 (a)	13,500,000	13,553,257
Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1, Class A2D, 4.971%, 3/25/2036 (d)	5,499,131	3,987,822
Colony American Homes, Series 2015-1A, Class A, 2.754% (1 Month LIBOR USD + 1.200%), 7/19/2032 (a)(b)	4,726,955	4,750,765
CPS Auto Receivables Trust, Series 2018-A, Class A, 2.160%, 5/17/2021 (b)	3,000,000	3,002,034
CPS Auto Receivables Trust, Series 2018-A, Class B, 2.770%, 4/18/2022 (b)	1,000,000	998,811
Credit Acceptance Auto Loan Trust, Series 2017-3A, Class A, 2.650%, 6/15/2026 (b)	4,500,000	4,499,325
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF4, 3.701%, 1/25/2037 (d)	2,657,464	1,357,050
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2, 3.701%, 1/25/2037 (d)	17,246,940	8,937,985
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF6, 3.701%, 1/25/2037 (d)	11,393,748	5,811,244
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF1B, 3.701%, 1/25/2037 (d)	7,194,587	3,899,387
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF3, 3.701%, 1/25/2037 (d)	9,490,942	4,769,198
Discover Card Execution Note Trust, Series 2017-A6, Class A6, 1.880%, 2/15/2023	9,000,000	8,869,968
Discover Card Execution Note Trust, Series 2017-A7, Class A7, 1.919% (1 Month LIBOR USD + 0.360%), 4/15/2025 (a)	9,000,000	9,044,181
Drive Auto Receivables Trust, Series 2017-3, Class A3, 1.850%, 4/15/2020	2,750,000	2,756,875
DT Auto Owner Trust, Series 2017-3A, Class A, 1.730%, 8/17/2020 (b)	2,555,635	2,557,795
DT Auto Owner Trust, Series 2017-4A, Class A, 1.850%, 8/17/2020 (b)	7,706,842	7,697,609
Exeter Automobile Receivables Trust, Series 2018-1A, Class A, 2.210%, 5/17/2021 (b)	8,000,000	8,013,240
Exeter Automobile Receivables Trust, Series 2018-1A, Class B, 2.750%, 4/15/2022 (b)	1,750,000	1,752,445
Fieldstone Mortgage Investment Trust, Series 2007-1, Class 2A3, 1.901% (1 Month LIBOR USD + 0.340%), 4/25/2037 (a)	11,899,369	8,936,200
Fremont Home Loan Trust, Series 2006-D, Class 1A1, 1.701% (1 Month LIBOR USD + 0.140%), 11/25/2036 (a)	1,533,858	1,040,686

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Asset-Backed Securities – (continued)
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class A2B, 1.755% (1 Month LIBOR USD + 0.090%), 1/19/2021 (a)	$10,000,000	$10,023,840
Golden Credit Card Trust, Series 2017-4, Class A, 2.079% (1 Month LIBOR USD + 0.520%), 7/15/2024 (a)(b)	9,000,000	9,057,528
Goldentree Loan Management US Ltd., Series 2017-2A, Class A, 2.724% (3 Month LIBOR USD + 1.150%), 11/28/2030 (a)(b)	8,750,000	8,820,796
Goodgreen Trust, Series 2017-2A, Class A, 3.260%, 10/15/2053 (b)	10,308,647	10,168,697
GSAA Home Equity Trust, Series 2005-14, Class 2A2, 1.811% (1 Month LIBOR USD + 0.250%), 12/25/2035 (a)	2,462,981	1,860,802
GSAA Home Equity Trust, Series 2005-14, Class 2A3, 1.911% (1 Month LIBOR USD + 0.350%), 12/25/2035 (a)	447,514	402,150
GSAA Home Equity Trust, Series 2006-1, Class A1, 1.651% (1 Month LIBOR USD + 0.090%), 1/25/2036 (a)	1,486,312	871,785
GSAA Home Equity Trust, Series 2005-15, Class 2A2, 1.811% (1 Month LIBOR USD + 0.250%), 1/25/2036 (a)	3,579,808	2,547,410
GSAA Home Equity Trust, Series 2006-10, Class AF2, 5.825%, 6/25/2036 (d)	3,369,346	1,731,156
GSAA Home Equity Trust, Series 2006-20, Class 1A2, 1.741% (1 Month LIBOR USD + 0.180%), 1/25/2037 (a)	16,220,634	9,578,528
GSAA Home Equity Trust, Series 2007-1, Class 1A2, 1.731% (1 Month LIBOR USD + 0.170%), 2/25/2037 (a)	2,725,317	1,521,422
GSAA Home Equity Trust, Series 2007-2, Class AF4A, 5.983%, 3/25/2037 (d)	2,671,067	1,387,365
GSAA Home Equity Trust, Series 2007-5, Class 1F4A, 6.032%, 5/25/2037 (d)	6,915,675	4,641,255
GSAA Trust, Series 2007-3, Class 1A1A, 1.631% (1 Month LIBOR USD + 0.070%), 3/25/2037 (a)	10,427,356	7,768,516
Hero Funding, Series 2017-3A, Class A1, 3.190%, 9/20/2048 (b)	4,981,369	4,926,574
HOA Funding LLC, Series 2014-1A, Class A2, 4.846%, 8/20/2044 (b)	9,350,000	9,052,464
HOA Funding LLC, Series 2015-1A, Class B, 9.000%, 8/20/2044 (b)	1,000,000	990,365
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV2, 1.721% (1 Month LIBOR USD + 0.160%), 4/25/2037 (a)	1,642,960	1,632,185
Home Partners of America Trust, Series 2017-1, Class A, 2.373% (1 Month LIBOR USD + 0.820%), 7/19/2034 (a)(b)	3,134,401	3,148,922
Home Partners of America Trust, Series 2017-1, Class C, 3.106% (1 Month LIBOR USD + 1.550%), 7/19/2034 (a)(b)	2,822,453	2,846,994
Home Partners of America Trust, Series 2017-1, Class D, 3.456% (1 Month LIBOR USD + 1.900%), 7/19/2034 (a)(b)	2,822,453	2,858,727
JGWPT XXXII LLC, Series 2014-2A, Class A, 3.610%, 1/17/2073 (b)	4,911,425	4,873,460
JGWPT XXXIII LLC, Series 2014-3A, Class A, 3.500%, 6/15/2077 (b)	8,316,431	8,148,913
Legacy Mortgage Asset Trust, Series 2017-RPL1, Class A, 3.317% (1 Month LIBOR USD + 1.750%), 1/28/2070 (a)(b)	14,515,087	14,623,369
Lehman XS Trust, Series 2005-3, Class 3A3A, 5.348%, 9/25/2035 (d)	2,854,524	2,709,817
Lehman XS Trust, Series 2007-9, Class WFIO, 0.550%, 4/25/2037 (d)(e)	40,693,424	307,968
Master Credit Card Trust II, Series 2018-1A, Class A, 2.051% (1 Month LIBOR USD + 0.490%), 7/22/2024 (a)(b)	13,000,000	13,061,711
MASTR Asset Backed Securities Trust, Series 2005-NC2, Class A3, 2.061% (1 Month LIBOR USD + 0.500%), 11/25/2035 (a)	21,981,376	16,369,641
Mercedes-Benz Auto Lease Trust, Series 2018-A, Class A2, 2.200%, 4/15/2020	5,750,000	5,755,646
Mercedes-Benz Auto Lease Trust, Series 2018-A, Class A3, 2.410%, 2/16/2021	4,000,000	3,999,608
Morgan Stanley ABS Capital I Inc Trust, Series 2007-NC3, Class A1, 1.761% (1 Month LIBOR USD + 0.200%), 5/25/2037 (a)(b)	1,535,079	1,087,967

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Asset-Backed Securities – (continued)
Morgan Stanley ABS Capital I Trust, Series 2006-NC4, Class A2C, 1.711% (1 Month LIBOR USD + 0.150%), 6/25/2036 (a)	$935,869	$848,342
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A2, 5.826%, 9/25/2046 (d)	15,344,696	8,823,814
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A6, 5.858%, 9/25/2046 (d)	5,918,273	3,461,882
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A3, 5.919%, 9/25/2046 (d)	14,720,358	8,127,006
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A3S, 5.858%, 1/25/2047 (d)	2,192,464	1,385,205
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A4S, 5.963%, 1/25/2047 (d)	8,286,908	5,747,277
Morgan Stanley Mortgage Loan Trust, Series 2007-10XS, Class A2, 6.250%, 2/25/2047 (d)	11,890,834	8,505,371
New Century Home Equity Loan Trust, Series 2005-3, Class M6, 2.611% (1 Month LIBOR USD + 1.050%), 7/25/2035 (a)	1,300,000	1,195,448
New Century Home Equity Loan Trust, Series 2006-1, Class A2B, 1.741% (1 Month LIBOR USD + 0.180%), 5/25/2036 (a)	1,092,304	1,029,154
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 2.310%, 12/14/2021 (b)	8,000,000	7,988,992
Option One Mortgage Loan Trust, Series 2007-3, Class 2A3, 1.801% (1 Month LIBOR USD + 0.240%), 4/25/2037 (a)	3,560,919	2,304,011
Pretium Mortgage Credit Partners LLC, Series 2017-NPL4, Class A1, 3.250%, 8/27/2032 (b)	11,245,016	11,267,124
Progress Residential Trust, Series 2016-SFR1, Class A, 3.059% (1 Month LIBOR USD + 1.500%), 9/19/2033 (a)(b)	5,886,740	5,951,483
Residential Asset Mortgage Products, Inc. Trust, Series 2007-RS2, Class A2, 1.841% (1 Month LIBOR USD + 0.280%), 8/25/2035 (a)	4,536,158	4,387,635
Santander Drive Auto Receivables Trust, Series 2018-1, Class A2, 2.100%, 11/16/2020	6,500,000	6,513,878
Santander Retail Auto Lease Trust, Series 2017-A, Class A3, 2.220%, 1/20/2021 (b)	17,500,000	17,436,790
SolarCity LMC II LLC, Series 2014-1, Class A, 4.590%, 4/20/2044 (b)	1,809,152	1,791,907
Starwood Waypoint Homes Trust, Series 2017-1, Class E, 4.156% (1 Month LIBOR USD + 2.600%), 1/22/2035 (a)(b)	9,283,000	9,464,951
Stone Street Receivables Funding, LLC, Series 2015-1A, Class C, 5.600%, 12/15/2054 (b)	1,143,671	1,042,161
Synchrony Credit Card Master Note Trust, Series 2015-4, Class A, 2.380%, 9/15/2023	11,000,000	10,963,799
Terwin Mortgage Trust, Series 2005-18AL, Class PX, 2.841%, 1/25/2037 (b)(d)(e)	42,136,921	3,948,230
Towd Point Mortgage Trust, Series 2016-5, Class M1, 3.375%, 10/25/2056 (b)(d)	3,000,000	2,941,473
Towd Point Mortgage Trust, Series 2017-4, Class A4, 2.801%, 6/25/2057 (b)(d)	13,758,256	13,836,788
Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.250%, 6/25/2057 (b)	18,500,000	17,574,020
Towd Point Mortgage Trust, Series 2017-3, Class M2, 3.750%, 7/25/2057 (b)	16,000,000	15,954,992
Toyota Auto Receivables Owner Trust, Series 2017-D, Class A3, 1.930%, 1/18/2022	10,500,000	10,407,758
United Auto Credit Securitization Trust, Series 2018-1, Class A, 2.260%, 4/10/2020 (b)	4,500,000	4,500,504
United Auto Credit Securitization Trust, Series 2018-1, Class B, 2.760%, 10/13/2020 (b)	4,500,000	4,502,713
USAA Auto Owner Trust, Series 2017-1, Class A2, 1.540%, 2/18/2020	4,000,000	3,988,956
Verizon Owner Trust, Series 2016-2A, Class A, 1.680%, 5/20/2021 (b)	13,850,000	13,756,471
VOLT LIV LLC, Series 2017-NPL1, Class A1, 3.500%, 2/25/2047 (b)(d)	4,546,687	4,574,436
VOLT LIX LLC, Series 2017-NPL6, Class A1, 3.250%, 5/28/2047 (b)(d)	5,366,459	5,378,454
VOLT LVI LLC, Series 2017-NPL3, Class A1, 3.500%, 3/25/2047 (b)(d)	11,711,152	11,797,474
VOLT LVII LLC, Series 2017-NPL4, Class A1, 3.375%, 4/25/2047 (b)(d)	3,863,812	3,878,278
VOLT LVIII LLC, Series 2017-NPL5, Class A1, 3.375%, 5/28/2047 (b)(d)	6,254,184	6,290,927
VOLT LX LLC, Series 2017-NPL7, Class A1, 3.250%, 6/25/2047 (b)	4,436,085	4,429,280
VOLT LXI LLC, Series 2017-NPL8, Class A1, 3.125%, 6/25/2047 (b)	4,335,436	4,330,732
VOLT LXII LLC, Series 2017-NPL9, Class A1, 3.125%, 9/25/2047 (b)(d)	8,769,870	8,777,499
VOLT LXIII LLC, Series 2017-NPL10, Class A1, 3.000%, 10/25/2047 (b)	8,000,000	8,065,248
VOLT LXIII LLC, Series 2017-NPL10, Class A2, 4.625%, 10/25/2047 (b)	7,500,000	7,522,170
VOLT LXIV LLC, Series 2017-NPL11, Class A1, 3.375%, 10/25/2047 (b)	8,565,817	8,629,984
VOLT XXV LLC, Series 2015-NPL8, Class A1, 3.500%, 6/26/2045 (b)(d)	6,261,551	6,280,367

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Asset-Backed Securities – (continued)
Volvo Financial Equipment LLC, Series 2017-1A, Class A3, 1.920%, 3/15/2021 (b)	$4,000,000	$3,982,280
World Financial Network Credit Card Master Trust, Series 2016-B, Class A, 1.440%, 6/15/2022	6,000,000	5,989,146
World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/15/2023	7,500,000	7,577,550
World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/2023	8,728,000	8,625,952
World Financial Network Credit Card Master Trust, Series 2012-B, Class A, 2.550%, 6/17/2024	2,840,000	2,835,442

TOTAL ASSET-BACKED SECURITIES – (Cost $698,677,920)		684,111,117

Collateralized Debt Obligations – 0.31%
Financial Institution Note Securitization Ltd., Series 2015-1A, Class A, 5.000%, 7/30/2026 (b)(n)	2,808,228	2,780,210
Financial Institution Note Securitization Ltd., Series 2015-1A, Class C, 7.000%, 7/30/2026 (b)(n)	6,275,000	6,263,987
Financial Institution Note Securitization Ltd., Series 2015-1, 11.660%, 7/30/2026 (Acquired 10/20/2015, Cost $11,231,000) (b)(f)(g)(n)	11,231,000	11,231,000

TOTAL COLLATERALIZED DEBT OBLIGATIONS – (Cost $20,314,228)		20,275,197

Collateralized Loan Obligations – 9.94%
AIMCO CLO, Series 2014-AA, Class DR, 4.995% (3 Month LIBOR USD + 3.250%), 7/20/2026 (a)(b)	13,000,000	13,034,281
Allegro CLO VI Ltd., Series 2017-2A, Class A, 2.861% (3 Month LIBOR USD + 1.130%), 1/16/2030 (a)(b)	8,000,000	7,999,864
ALM XI Ltd., Series 2014-11A, Class CR, 4.981% (3 Month LIBOR USD + 3.250%), 10/17/2026 (a)(b)	7,000,000	7,121,849
ALM XIV Ltd., Series 2014-14A, Class A1R2, 2.802% (3 Month LIBOR USD + 1.090%), 1/15/2030 (a)(b)	7,000,000	7,000,000
Apidos CLO X, Series 2012-10A, Class E, 8.017% (3 Month LIBOR USD + 6.250%), 10/30/2022 (a)(b)	4,000,000	4,000,340
Apidos CLO XII, Series 2013-12A, Class AR, 0.000% (3 Month LIBOR USD + 1.080%), 4/15/2031 (a)(b)(p)	10,000,000	10,000,000
Apidos CLO XV, Series 2013-15A, Class D, 6.495% (3 Month LIBOR USD + 4.750%), 10/20/2025 (a)(b)	2,000,000	2,000,264
Apidos CLO XVI, Series 2014-16A, Class D, 6.239% (3 Month LIBOR USD + 4.500%), 1/21/2025 (a)(b)	6,250,000	6,250,625
Ares XLI CLO Ltd., Series 2016-41A, Class E, 8.722% (3 Month LIBOR USD + 7.000%), 1/15/2029 (a)(b)	8,250,000	8,745,000
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, 4.981% (3 Month LIBOR USD + 3.250%), 10/17/2024 (a)(b)	9,000,000	9,178,911
Ares XXXIX CLO Ltd., Series 2016-39A, Class E, 8.984% (3 Month LIBOR USD + 7.250%), 7/18/2028 (a)(b)	7,000,000	7,380,177
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class E, 6.717% (3 Month LIBOR USD + 4.950%), 1/30/2024 (a)(b)	8,400,000	8,400,731
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class DR, 5.322% (3 Month LIBOR USD + 3.600%), 10/15/2026 (a)(b)	3,600,000	3,608,248
Atrium X, Series 10A, Class DR, 4.722% (3 Month LIBOR USD + 3.000%), 7/16/2025 (a)(b)	7,000,000	7,126,455
Babson CLO Ltd., Series 2013-IA, Class ER, 6.945% (3 Month LIBOR USD + 5.200%), 1/20/2028 (a)(b)	3,750,000	3,789,105
BlueMountain CLO Ltd., Series 2014-3A, Class CR, 4.922% (3 Month LIBOR USD + 3.200%), 10/15/2026 (a)(b)	4,000,000	4,022,816

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
BSPRT Issuer Ltd., Series 2017-FL1, Class A, 2.909% (1 Month LIBOR USD + 1.350%), 6/15/2027 (a)(b)	$3,000,000	$3,035,364
Carlyle Global Market Strategies CLO Ltd., Series 2013-2A, Class ER, 6.984% (3 Month LIBOR USD + 5.250%), 1/18/2029 (a)(b)	8,437,500	8,540,186
Carlyle Global Market Strategies CLO Ltd., Series 2016-3A, Class D, 8.745% (3 Month LIBOR USD + 7.000%), 10/20/2029 (a)(b)	500,000	513,323
Catamaran CLO Ltd., Series 2012-1A, Class D, 6.125% (3 Month LIBOR USD + 4.500%), 12/20/2023 (a)(b)	13,750,000	14,049,406
CIFC Funding Ltd., Series 2014-4A, Class E, 6.581% (3 Month LIBOR USD + 4.850%), 10/17/2026 (a)(b)	4,400,000	4,408,848
CIFC Funding Ltd., Series 2018-1A, Class A, 0.000%, 4/18/2031 (b)(h)	28,000,000	28,000,000
Cutwater Ltd., Series 2014-2A, Class CR, 5.472% (3 Month LIBOR USD + 3.750%), 1/15/2027 (a)(b)	2,000,000	2,011,348
CVP CLO Ltd., Series 2017-2A, Class E, 8.226% (3 Month LIBOR USD + 6.300%), 1/20/2031 (Acquired 12/15/2017, Cost $3,758,750) (a)(b)(f)	3,875,000	3,893,976
Dryden CLO Ltd., Series 2018-57A, Class A, 0.000% (3 Month LIBOR USD + 1.010%), 5/15/2031 (a)(b)(p)	7,262,500	7,262,500
Dryden Senior Loan Fund, Series 2014-31A, Class DR, 5.084% (3 Month LIBOR USD + 3.350%), 4/18/2026 (a)(b)	5,000,000	5,023,805
Dryden Senior Loan Fund, Series 2015-37A, Class ER, 6.870% (3 Month LIBOR USD + 5.150%), 4/15/2027 (a)(b)	4,500,000	4,522,323
Dryden Senior Loan Fund, Series 2016-43A, Class E, 8.995% (3 Month LIBOR USD + 7.250%), 7/20/2029 (a)(b)	3,000,000	3,114,399
Dryden Senior Loan Fund, Series 2015-37A, Class AR, 2.820% (3 Month LIBOR USD + 1.100%), 1/15/2031 (a)(b)	6,000,000	6,005,682
Flagship CLO VIII Ltd., Series 2014-8A, Class D, 5.422% (3 Month LIBOR USD + 3.700%), 1/16/2026 (a)(b)	3,200,000	3,220,397
Fortress Credit Opportunities VII CLO Ltd., Series 2016-7A, Class D, 7.218% (3 Month LIBOR USD + 5.630%), 12/15/2028 (a)(b)	4,000,000	4,032,808
Galaxy XXI CLO Ltd., Series 2015-21A, Class AR, 0.000%, 4/20/2031 (b)(h)	9,000,000	9,000,000
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, 2.804% (3 Month LIBOR USD + 1.070%), 1/21/2031 (a)(b)	9,500,000	9,511,267
JFIN CLO Ltd., Series 2015-2A, Class D, 5.753% (3 Month LIBOR USD + 4.400%), 10/19/2026 (a)(b)	9,000,000	9,040,482
JFIN Revolver CLO Ltd., Series 2014-2A, Class D, 4.186% (3 Month LIBOR USD + 2.750%), 2/20/2022 (a)(b)	5,000,000	5,000,195
JFIN Revolver CLO Ltd., Series 2014-2A, Class C, 4.186% (3 Month LIBOR USD + 2.750%), 2/20/2022 (a)(b)	4,000,000	4,001,364
JFIN Revolver CLO Ltd., Series 2015-3A, Class C, 3.985% (3 Month LIBOR USD + 2.240%), 4/20/2023 (a)(b)(i)	2,073,726	2,075,777
JFIN Revolver CLO Ltd., Series 2015-3A, Class D, 5.045% (3 Month LIBOR USD + 3.300%), 4/20/2023 (a)(b)(i)	11,000,000	11,033,517
JMP Credit Advisors CLO III Ltd., Series 2014-1A, Class DR, 5.631% (3 Month LIBOR USD + 3.900%), 10/17/2025 (a)(b)	21,600,000	21,997,548
KCAP F3C Senior Funding LLC, Series 2017-1A, Class A, 3.381% (3 Month LIBOR USD + 1.900%), 12/20/2029 (a)(b)	10,000,000	10,072,690
KCAP F3C Senior Funding LLC, Series 2017-1A, Class B, 3.981% (3 Month LIBOR USD + 2.500%), 12/20/2029 (a)(b)	10,000,000	10,126,960
LCM Ltd., Series 26A, Class A1, 2.996% (3 Month LIBOR USD + 1.070%), 1/21/2031 (a)(b)	15,500,000	15,505,781

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
LCM XIV LP, Series 14A, Class D, 5.222% (3 Month LIBOR USD + 3.500%), 7/15/2025 (a)(b)	$3,325,000	$3,337,662
LCM XXI LP, Series 21A, Class E, 9.395% (3 Month LIBOR USD + 7.650%), 4/20/2028 (a)(b)	2,750,000	2,776,218
Madison Park Funding XV Ltd., Series 2014-15A, Class DR, 7.200% (3 Month LIBOR USD + 5.440%), 1/27/2026 (a)(b)	7,500,000	7,525,530
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, 2.935% (3 Month LIBOR USD + 1.190%), 10/21/2030 (a)(b)	20,000,000	20,175,000
Magnetite IX Ltd., Series 2014-9A, Class CR, 4.845% (3 Month LIBOR USD + 3.100%), 7/25/2026 (a)(b)	12,000,000	12,164,220
Magnetite XI Ltd., Series 2014-11A, Class CR, 4.884% (3 Month LIBOR USD + 3.150%), 1/18/2027 (a)(b)	5,000,000	5,042,495
Magnetite XV Ltd., Series 2015-15A, Class E, 8.195% (3 Month LIBOR USD + 6.450%), 10/25/2027 (a)(b)	2,000,000	2,046,168
Marble Point CLO XI Ltd., Series 2017-2A, Class A, 2.793% (3 Month LIBOR USD + 1.180%), 12/18/2030 (a)(b)	25,000,000	25,181,250
MidOcean Credit CLO I, Series 2012-1A, Class BR, 5.122% (3 Month LIBOR USD + 3.400%), 1/15/2024 (a)(b)	8,000,000	8,023,008
MidOcean Credit CLO VI, Series 2016-6A, Class E, 9.085% (3 Month LIBOR USD + 7.340%), 1/20/2029 (Acquired 03/02/2017, Cost $5,012,775) (a)(b)(f)	5,000,000	5,140,090
Ocean Trails CLO IV, Series 2013-4A, Class DR, 4.413% (3 Month LIBOR USD + 3.000%), 8/13/2025 (a)(b)	7,000,000	7,039,711
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class CR, 4.899% (3 Month LIBOR USD + 3.480%), 12/16/2024 (a)(b)	16,000,000	16,003,936
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class ERR, 7.195% (3 Month LIBOR USD + 5.450%), 1/22/2030 (a)(b)	3,900,000	3,900,000
OZLM Funding II Ltd., Series 2012-2A, Class DR, 9.067% (3 Month LIBOR USD + 7.300%), 10/30/2027 (a)(b)	4,300,000	4,357,302
OZLM Funding V Ltd., Series 2013-5A, Class CR, 5.181% (3 Month LIBOR USD + 3.450%), 1/17/2026 (a)(b)	5,550,000	5,559,096
OZLM Funding V Ltd., Series 2013-5A, Class D, 6.481% (3 Month LIBOR USD + 4.750%), 1/20/2026 (a)(b)	4,050,000	4,060,935
OZLM IX Ltd., Series 2014-9A, Class D, 6.895% (3 Month LIBOR USD + 5.150%), 1/20/2027 (a)(b)	4,740,000	4,749,959
OZLM VI Ltd., Series 2014-6A, Class C, 5.231% (3 Month LIBOR USD + 3.500%), 4/17/2026 (a)(b)	7,000,000	7,079,471
OZLM VI Ltd., Series 2014-6A, Class D, 6.481% (3 Month LIBOR USD + 4.750%), 4/17/2026 (a)(b)	5,000,000	5,006,140
OZLM VIII Ltd., Series 2014-8A, Class CR, 5.131% (3 Month LIBOR USD + 3.400%), 10/17/2026 (a)(b)	4,250,000	4,271,208
Peaks CLO Ltd., Series 2017-2A, Class B, 4.945% (3 Month LIBOR USD + 3.200%), 7/20/2029 (a)(b)	2,100,000	2,126,874
Peaks CLO Ltd., Series 2017-2A, Class D, 7.495% (3 Month LIBOR USD + 5.750%), 7/20/2029 (a)(b)	4,950,000	5,016,756
Regatta III Funding Ltd., Series 2014-1A, Class CR, 5.022% (3 Month LIBOR USD + 3.300%), 4/15/2026 (a)(b)	7,625,000	7,641,767
Regatta X Funding Ltd., Series 2017-3A, Class SUB, 0.000%, 1/17/2031 (b)(h)	2,500,000	2,443,945
Regatta X Funding Ltd., Series 2017-3A, Class A, 2.805% (3 Month LIBOR USD + 1.120%), 1/17/2031 (a)(b)	15,000,000	15,014,070

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Rockford Tower CLO Ltd., Series 2017-3A, Class A, 2.859% (3 Month LIBOR USD + 1.190%), 10/20/2030 (a)(b)	$20,000,000	$20,045,800
Rockford Tower CLO Ltd., Series 2017-3A, Class E, 7.419% (3 Month LIBOR USD + 5.750%), 10/20/2030 (a)(b)	3,600,000	3,618,000
Saratoga Investment Corp. Ltd., Series 2013-1A, Class DR, 6.445% (3 Month LIBOR USD + 4.700%), 10/20/2025 (a)(b)	14,000,000	14,276,668
Saratoga Investment Corp. Ltd., Series 2013-1A, Class ER, 8.395% (3 Month LIBOR USD + 6.650%), 10/20/2025 (Acquired 11/07/2016, Cost $13,100,000) (a)(b)(f)	13,100,000	13,501,463
Seneca Park CLO Ltd., Series 2014-1A, Class D, 5.231% (3 Month LIBOR USD + 3.500%), 7/17/2026 (a)(b)	3,000,000	3,020,073
Sound Harbor Loan Fund Ltd., Series 2014-1A, Class C, 8.311%, 10/30/2026 (Acquired 09/11/2017, Cost $2,005,814) (b)(h)(f)	2,000,000	2,000,218
Sound Point CLO IV Ltd., Series 2013-3A, Class CR, 3.995% (3 Month LIBOR USD + 2.250%), 1/21/2026 (a)(b)	2,000,000	2,003,592
Sound Point CLO IV Ltd., Series 2013-3A, Class E, 6.245% (3 Month LIBOR USD + 4.500%), 1/21/2026 (a)(b)	4,737,000	4,751,424
Sound Point CLO XVIII Ltd., Series 2017-4A, Class A1, 2.864% (3 Month LIBOR USD + 1.120%), 1/21/2031 (a)(b)	13,500,000	13,500,000
Symphony CLO VIII LP, Series 2012-8A, Class DR, 5.754% (3 Month LIBOR USD + 4.050%), 1/9/2023 (a)(b)	1,950,000	1,959,120
Symphony CLO XII Ltd., Series 2013-12A, Class CR, 3.822% (3 Month LIBOR USD + 2.100%), 10/15/2025 (a)(b)	2,500,000	2,504,320
Symphony CLO XII Ltd., Series 2013-12A, Class DR, 4.972% (3 Month LIBOR USD + 3.250%), 10/15/2025 (a)(b)	11,580,000	11,600,751
Symphony CLO XII Ltd., Series 2013-12A, Class E, 6.622% (3 Month LIBOR USD + 4.900%), 10/15/2025 (a)(b)	2,000,000	2,011,728
TCP Waterman CLO LTD, Series 2016-1A, Class B, 5.038% (3 Month LIBOR USD + 3.450%), 12/15/2028 (a)(b)	3,000,000	3,020,379
Tralee CLO III Ltd., Series 2014-3A, Class DR, 4.895% (3 Month LIBOR USD + 3.150%), 10/20/2029 (a)	2,650,000	2,679,025
Trinitas CLO I Ltd., Series 2014-1A, Class CR, 4.222% (3 Month LIBOR USD + 2.500%), 4/15/2026 (a)(b)	4,250,000	4,260,226
Trinitas CLO III Ltd., Series 2015-3A, Class D1, 5.872% (3 Month LIBOR USD + 4.150%), 7/15/2027 (a)(b)(i)	5,250,000	5,288,262
Trinitas CLO IV Ltd., Series 2016-4A, Class E, 10.364% (3 Month LIBOR USD + 8.630%), 4/18/2028 (Acquired 10/27/2016 through 12/15/2016, Cost $4,476,913) (a)(b)(f)	4,500,000	4,549,523
Trinitas CLO V Ltd., Series 2016-5A, Class E, 9.145% (3 Month LIBOR USD + 7.400%), 10/25/2028 (Acquired 05/04/2017 through 01/24/2018, Cost $5,099,068) (a)(b)(f)	5,000,000	5,118,285
Venture XXIII CLO Ltd., Series 2016-23A, Class E, 9.439% (3 Month LIBOR USD + 7.700%), 7/19/2028 (a)(b)	5,000,000	5,092,575
Venture XXX CLO Ltd., Series 2017-30A, Class A1, 2.745% (3 Month LIBOR USD + 1.230%), 1/15/2031 (a)(b)	5,000,000	5,004,650
Voya CLO Ltd., Series 2015-3A, Class D2, 7.195% (3 Month LIBOR USD + 5.450%), 10/20/2027 (a)(b)	2,000,000	2,027,500
Voya CLO Ltd., Series 2016-1A, Class A1R, 0.000% (3 Month LIBOR USD + 1.070%), 1/20/2031 (a)(b)	6,000,000	6,000,000

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Woodmont Trust, Series 2017-1A, Class D, 6.784% (3 Month LIBOR USD + 5.050%), 4/18/2029 (a)(b)	$3,000,000	$3,037,554

TOTAL COLLATERALIZED LOAN OBLIGATIONS – (Cost $635,307,396)		641,212,559

Collateralized Mortgage Obligations – 64.30%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, 2.434% (1 Month LIBOR USD + 0.880%), 9/15/2034 (a)(b)	9,150,000	9,210,079
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1, 3.648%, 7/25/2035 (h)	993,609	931,548
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21, 1.791% (1 Month LIBOR USD + 0.230%), 9/25/2035 (a)	427,137	424,766
Adjustable Rate Mortgage Trust, Series 2005-10, Class 6A21, 2.061% (1 Month LIBOR USD + 0.500%), 1/25/2036 (a)	914,986	856,959
Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 2.081% (1 Month LIBOR USD + 0.520%), 1/25/2036 (a)	1,812,527	1,733,285
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A3, 3.460%, 2/25/2036 (h)	5,944,748	5,506,472
Adjustable Rate Mortgage Trust, Series 2005-12, Class 2A1, 3.613%, 3/25/2036 (h)	1,660,396	1,467,781
Adjustable Rate Mortgage Trust, Series 2006-1, Class 2A1, 3.872%, 3/25/2036 (h)	494,780	407,912
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A2, 1.681% (1 Month LIBOR USD + 0.120%), 8/25/2036 (a)	19,445,746	12,337,898
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A11, 1.741% (1 Month LIBOR USD + 0.180%), 8/25/2036 (a)	620,362	429,738
Adjustable Rate Mortgage Trust, Series 2007-1, Class 5A1, 1.711% (1 Month LIBOR USD + 0.150%), 3/25/2037 (a)	1,563,497	1,272,075
Adjustable Rate Mortgage Trust, Series 2007-1, Class 5A22, 1.791% (1 Month LIBOR USD + 0.230%), 3/25/2037 (a)	5,564,375	3,614,189
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A22, 3.892%, 3/25/2037 (h)	1,021,983	949,985
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A1, 4.093%, 6/25/2037 (h)	4,530,135	4,452,919
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A21, 4.093%, 6/25/2037 (h)	4,847,645	4,332,330
American Home Mortgage Assets Trust, Series 2007-3, Class 22A1, 6.250%, 6/25/2037 (d)	782,068	652,168
American Home Mortgage Assets Trust, Series 2006-1, Class XC, 1.758%, 5/25/2046 (e)(h)	53,235,974	5,391,739
American Home Mortgage Assets Trust, Series 2006-2, Class 1A1, 2.092% (12 Month US Treasury Average + 0.960%), 9/25/2046 (a)	2,217,773	1,855,912
American Home Mortgage Assets Trust, Series 2006-4, Class 1A11, 1.751% (1 Month LIBOR USD + 0.190%), 10/25/2046 (a)	506,929	369,302
American Home Mortgage Assets Trust, Series 2006-4, Class 1A12, 1.771% (1 Month LIBOR USD + 0.210%), 10/25/2046 (a)	21,746,749	15,607,424
American Home Mortgage Assets Trust, Series 2006-6, Class XP, 1.717%, 12/25/2046 (e)(h)	51,089,271	3,846,869
American Home Mortgage Assets Trust, Series 2007-1, Class A1, 1.832% (12 Month US Treasury Average + 0.700%), 2/25/2047 (a)(i)	53,538,062	34,464,378
American Home Mortgage Assets Trust, Series 2007-2, Class A1, 1.686% (1 Month LIBOR USD + 0.130%), 3/25/2047 (a)	2,590,364	2,411,300
American Home Mortgage Assets Trust, Series 2007-5, Class XP, 2.264%, 6/25/2047 (e)(h)	81,217,244	8,855,522
American Home Mortgage Investment Trust, Series 2006-3, Class 3A2, 6.750%, 12/25/2036 (d)	3,561,120	1,497,917
American Home Mortgage Investment Trust, Series 2005-2, Class 1A1, 2.152% (1 Month LIBOR USD + 0.600%), 9/25/2045 (a)	13,170,257	12,056,607
American Home Mortgage Investment Trust, Series 2005-2, Class 2A1, 4.701% (1 Month LIBOR USD + 3.140%), 9/25/2045 (a)	930,161	825,991

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, 2.141% (1 Month LIBOR USD + 0.580%), 11/25/2045 (a)	$11,553,623	$11,125,561
American Home Mortgage Investment Trust, Series 2006-3, Class 11A1, 1.741% (1 Month LIBOR USD + 0.180%), 12/25/2046 (a)	3,530,502	3,173,554
American Home Mortgage Investment Trust, Series 2006-3, Class 12A1, 1.751% (1 Month LIBOR USD + 0.190%), 12/25/2046 (a)	10,021,024	9,452,311
American Home Mortgage Investment Trust, Series 2007-1, Class GA1A, 1.721% (1 Month LIBOR USD + 0.160%), 5/25/2047 (a)	19,488,176	16,151,879
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C, 1.751% (1 Month LIBOR USD + 0.190%), 5/25/2047 (a)	23,737,799	17,291,538
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class A, 2.489% (1 Month LIBOR USD + 0.930%), 11/15/2019 (a)(b)	13,500,000	13,551,462
Bank of America Alternative Loan Trust, Series 2006-7, Class A2, 5.707%, 10/25/2036 (h)	5,492,191	3,424,255
Bank of America Alternative Loan Trust, Series 2006-7, Class A3, 5.913%, 10/25/2036	10,955,681	6,856,745
Bank of America Alternative Loan Trust, Series 2006-7, Class A4, 5.998%, 10/25/2036 (d)	16,161,088	10,101,682
BANK, Series 2017-BNK9, Class XA, 0.826%, 11/17/2054 (e)(h)	41,982,115	2,613,093
Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.500%, 11/25/2035	1,013,651	1,010,082
Bank of America Alternative Loan Trust, Series 2006-7, Class A6, 5.859%, 10/25/2036 (d)	6,021,460	3,769,283
Bank of America Alternative Loan Trust, Series 2007-1, Class 3A16, 2.161% (1 Month LIBOR USD + 0.600%), 4/25/2037 (a)	4,691,475	3,525,789
Bank of America Commercial Mortgage Trust, Series 2015-UBS7, Class D, 3.167%, 9/17/2048	2,500,000	2,107,613
Bank of America Commercial Mortgage Trust, Series 2016-UB10, Class C, 4.912%, 7/16/2049 (h)	8,000,000	8,309,512
Bank of America Funding Trust, Series 2009-R14, Class 2A, 12.060% (1 Month LIBOR USD + 15.010%), 7/26/2035 (b)(o)	609,692	677,636
Bank of America Funding Trust, Series 2005-F, Class 4A1, 3.640%, 9/20/2035 (h)	7,010,868	6,518,944
Bank of America Funding Trust, Series 2005-H, Class 1A1, 3.663%, 11/20/2035 (h)	288,173	258,552
Bank of America Funding Trust, Series 2007-C, Class 4A2, 3.885%, 5/20/2036 (h)	2,486,077	2,405,826
Bank of America Funding Trust, Series 2006-I, Class 2A2, 3.302%, 6/20/2036 (h)	13,535	12,846
Bank of America Funding Trust, Series 2006-5, Class 1A4, 6.000%, 9/25/2036	5,792,289	5,194,201
Bank of America Funding Trust, Series 2006-H, Class 6A1, 1.751% (1 Month LIBOR USD + 0.190%), 10/20/2036 (a)	15,658,693	13,187,892
Bank of America Funding Trust, Series 2007-2, Class TA4, 1.961% (1 Month LIBOR USD + 0.400%), 3/25/2037 (a)	12,625,943	10,694,111
Bank of America Funding Trust, Series 2014-R1, Class A2, 1.702% (1 Month LIBOR USD + 0.150%), 6/26/2037 (a)(b)	8,671,863	7,058,064
Bank of America Funding Trust, Series 2007-A, Class 2A5, 1.791% (1 Month LIBOR USD + 0.230%), 2/20/2047 (a)	3,411,682	3,245,410
Bank of America Funding Trust, Series 2007-B, Class A1, 1.771% (1 Month LIBOR USD + 0.210%), 4/20/2047 (a)	5,136,285	4,549,660
Bank of America Funding Trust, Series 2007-C, Class 7A1, 1.771% (1 Month LIBOR USD + 0.210%), 5/20/2047 (a)	1,242,249	1,099,050
Bank of America Mortgage Trust, Series 2005-K, Class 2A1, 3.647%, 12/25/2035 (h)	370,580	362,340
Bank of America Mortgage Trust, Series 2007-1, Class 1A4, 6.000%, 3/25/2037	2,622,690	2,512,440
BBCMS Mortgage Trust, Series 2017-GLKS, Class E, 4.409% (1 Month LIBOR USD + 2.850%), 11/15/2034 (a)(b)	4,500,000	4,527,135
BBCMS Mortgage Trust, Series 2017-DELC, Class A, 2.409% (1 Month LIBOR USD + 0.850%), 8/15/2036 (a)(b)	4,600,000	4,629,578
BBCMS Trust, Series 2014-BXO, Class E, 5.309% (1 Month LIBOR USD + 3.750%), 8/16/2027 (a)(b)	8,000,000	8,021,656

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
BCAP LLC, Series 2013-RR1, Class 6A2, 3.536%, 5/28/2036 (b)(h)	$7,299,787	$5,971,123
BCAP LLC Trust, Series 2013-RR7, Class 4A3, 3.868%, 12/27/2034 (b)(h)	9,013,000	8,877,859
BCAP LLC Trust, Series 2014-RR1, Class 1A2, 3.539%, 3/27/2035 (b)(h)	3,693,643	3,688,055
BCAP LLC Trust, Series 2012-RR1, Class 7A3, 2.052%, 4/26/2035 (b)(h)	261,321	260,473
BCAP LLC Trust, Series 2010-RR6, Class 1410, 3.953%, 12/27/2035 (b)(h)	8,504,075	6,721,357
BCAP LLC Trust, Series 2012-RR4, Class 4A7, 1.835% (1 Month LIBOR USD + 0.280%), 2/26/2036 (a)(b)	4,397,220	3,530,123
BCAP LLC Trust, Series 2015-RR2, Class 26A2, 3.650%, 3/28/2036 (b)(h)	6,729,753	6,753,085
BCAP LLC Trust, Series 2014-RR2, Class 8A1, 1.652% (1 Month LIBOR USD + 0.100%), 5/28/2036 (a)(b)	616,993	605,788
BCAP LLC Trust, Series 2010-RR7, Class 9A12, 3.189%, 5/28/2036 (b)(h)	3,186,801	2,740,129
BCAP LLC Trust, Series 2014-RR2, Class 6A8, 1.792% (1 Month LIBOR USD + 0.240%), 10/28/2036 (a)(b)	17,400,959	14,038,415
BCAP LLC Trust, Series 2006-AA2, Class A1, 1.731% (1 Month LIBOR USD + 0.170%), 1/25/2037 (a)	17,941,426	16,629,154
BCAP LLC Trust, Series 2007-AA3, Class 1A1A, 1.771% (1 Month LIBOR USD + 0.210%), 4/25/2037 (a)	3,448,370	3,339,002
BCAP LLC Trust, Series 2007-AA2, Class 12A1, 1.771% (1 Month LIBOR USD + 0.210%), 5/25/2047 (a)	3,873,603	3,485,979
BCAP LLC Trust, Series 2007-AA3, Class 2A1A, 1.781% (1 Month LIBOR USD + 0.220%), 5/25/2047 (a)	21,294,578	19,592,758
BCAP LLC Trust, Series 2008-IND1, Class A1, 2.761% (1 Month LIBOR USD + 1.200%), 10/25/2047 (a)(i)	35,943,481	33,050,138
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1, 3.433%, 2/25/2036 (h)	776,566	754,192
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1, 3.704%, 7/25/2036 (h)	1,731,168	1,625,433
Bear Stearns ALT-A Trust, Series 2006-8, Class 3A1, 1.721% (1 Month LIBOR USD + 0.160%), 2/25/2034 (a)	1,649,314	1,565,879
Bear Stearns ALT-A Trust, Series 2004-5, Class 4A1, 3.198%, 6/25/2034 (h)	1,289,811	1,206,720
Bear Stearns ALT-A Trust, Series 2005-1, Class A1, 2.121% (1 Month LIBOR USD + 0.560%), 1/25/2035 (a)	422,689	416,872
Bear Stearns ALT-A Trust, Series 2005-5, Class 22A1, 3.396%, 7/25/2035 (h)	4,193,990	3,830,392
Bear Stearns ALT-A Trust, Series 2005-5, Class 21A1, 3.529%, 7/25/2035 (h)	2,341,067	2,301,117
Bear Stearns ALT-A Trust, Series 2005-7, Class 22A1, 3.620%, 9/25/2035 (h)(i)	23,491,164	21,048,811
Bear Stearns ALT-A Trust, Series 2005-7, Class 21A1, 3.675%, 9/25/2035 (h)	7,276,184	7,290,751
Bear Stearns Asset Backed Securities Trust, Series 2004-AC6, Class A2, 1.961% (1 Month LIBOR USD + 0.400%), 11/25/2034 (a)	2,280,287	1,957,344
Bear Stearns Asset Backed Securities Trust, Series 2005-AC5, Class 1A2, 2.561% (1 Month LIBOR USD + 1.000%), 8/25/2035 (a)	2,997,659	2,533,954
Bear Stearns Asset Backed Securities Trust, Series 2007-AC6, Class A1, 6.500%, 10/25/2037	2,878,400	2,227,093
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 1A1, 1.771% (1 Month LIBOR USD + 0.210%), 7/25/2036 (a)	1,363,123	1,256,285
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1, 1.741% (1 Month LIBOR USD + 0.180%), 10/25/2036 (a)(i)	23,772,254	21,880,054
Bear Stearns Mortgage Funding Trust, Series 2007-AR1, Class 1A1, 1.721% (1 Month LIBOR USD + 0.160%), 1/25/2037 (a)	7,070,620	6,557,887
Bear Stearns Mortgage Funding Trust, Series 2006-AR2, Class 2A1, 1.791% (1 Month LIBOR USD + 0.230%), 9/25/2046 (a)	2,846,085	2,601,615
BENCHMARK Mortgage Trust, Series 2018-B1, Class XA, 0.530%, 1/18/2051 (e)(h)	37,750,000	1,572,552
BX Trust, Series 2017-IMC, Class A, 2.609% (1 Month LIBOR USD + 1.050%), 10/15/2032 (a)(b)	6,000,000	6,028,326

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
BXMT Ltd., Series 2017-FL1, Class A, 2.429% (1 Month LIBOR USD + 0.870%), 6/15/2035 (a)(b)	$5,000,000	$5,059,480
BXMT Ltd., Series 2017-FL1, Class C, 3.509% (1 Month LIBOR USD + 1.950%), 6/15/2035 (a)(b)	3,000,000	3,007,647
BXMT Ltd., Series 2017-FL1, Class D, 4.259% (1 Month LIBOR USD + 2.700%), 6/15/2035 (a)(b)	4,000,000	4,053,540
BXP Trust, Series 2017-CQHP, Class E, 4.559% (1 Month LIBOR USD + 3.000%), 11/15/2034 (a)(b)	4,500,000	4,521,087
BXP Trust, Series 2017-CQHP, Class F, 5.559% (1 Month LIBOR USD + 4.000%), 11/15/2034 (a)(b)	4,500,000	4,505,400
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.544%, 11/17/2050	5,000,000	5,034,740
CD Mortgage Trust, Series 2006-CD3, Class AJ, 5.688%, 10/15/2048	5,000,000	2,270,335
CD Mortgage Trust, Series 2017-CD6, Class XA, 0.985%, 11/15/2050 (e)(h)	23,968,350	1,566,500
CD Mortgage Trust, Series 2017-CD6, Class D, 2.750%, 11/15/2050 (b)(h)	3,500,000	2,882,072
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class E, 6.072%, 4/15/2044 (b)(h)	644,700	420,125
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class C, 4.955%, 6/17/2050 (h)	4,500,000	4,663,179
Chase Mortgage Finance Trust, Series 2007-S2, Class 1A9, 6.000%, 3/25/2037	1,939,674	1,669,966
ChaseFlex Trust, Series 2007-1, Class 2A10, 2.061% (1 Month LIBOR USD + 0.500%), 2/25/2037 (a)	3,593,849	2,317,131
ChaseFlex Trust, Series 2007-1, Class 2A6, 6.000%, 2/25/2037	2,494,200	2,103,336
ChaseFlex Trust, Series 2007-2, Class A1, 1.841% (1 Month LIBOR USD + 0.280%), 5/25/2037 (a)	1,625,449	1,514,073
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-2A, Class A2, 1.881% (1 Month LIBOR USD + 0.320%), 5/25/2035 (a)(b)	1,106,466	1,066,660
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-3A, Class A1, 1.811% (1 Month LIBOR USD + 0.250%), 8/25/2035 (a)(b)	3,208,823	2,942,041
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-4A, Class A2, 2.263% (1 Month LIBOR USD + 0.580%), 10/25/2035 (a)(b)	2,109,694	1,977,543
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A1, 1.911% (1 Month LIBOR USD + 0.300%), 1/25/2036 (a)(b)	6,884,800	6,139,699
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A2, 2.031% (1 Month LIBOR USD + 0.400%), 1/25/2036 (a)(b)	5,447,796	4,945,314
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-AA, Class A1, 2.050% (1 Month LIBOR USD + 0.200%), 1/25/2036 (a)(b)	7,426,952	6,889,367
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-BA, Class A1, 2.227% (1 Month LIBOR USD + 0.200%), 6/25/2036 (a)(b)	4,254,651	4,002,865
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-4A, Class NIO, 0.397%, 4/25/2037 (b)(e)(h)	49,829,915	1,019,969
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2A, Class A1, 1.682% (1 Month LIBOR USD + 0.130%), 4/25/2047 (a)(b)	24,772,677	23,155,244
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2A, Class A2, 1.732% (1 Month LIBOR USD + 0.180%), 4/25/2047 (a)(b)	12,106,880	9,900,413
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-3A, Class A2, 1.732% (1 Month LIBOR USD + 0.180%), 8/25/2047 (a)(b)	9,178,660	7,529,824
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-4A, Class A1, 1.682% (1 Month LIBOR USD + 0.130%), 11/25/2047 (a)(b)	2,345,187	1,833,810
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-4A, Class A2, 1.732% (1 Month LIBOR USD + 0.180%), 11/25/2047 (a)(b)	5,102,835	3,885,350

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2007-1A, Class A1, 1.682% (1 Month LIBOR USD + 0.130%), 2/25/2048 (a)(b)	$14,998,512	$12,674,657
CHT Mortgage Trust, Series 2017-CSMO, Class A, 2.489% (1 Month LIBOR USD + 0.930%), 11/17/2036 (a)(b)	5,000,000	5,029,990
Citicorp. Mortgage Securities, Inc., Series 2005-2, Class 1APO, 0.000%, 3/25/2035 (c)	39,249	30,719
Citigroup Commercial Mortgage Trust, Series 2017-1500, Class A, 2.409% (1 Month LIBOR USD + 0.850%), 7/15/2032 (a)(b)	4,600,000	4,686,558
Citigroup Commercial Mortgage Trust, Series 2018TBR, Class D, 3.350% (1 Month LIBOR USD + 1.800%), 12/15/2036 (a)(b)	1,750,000	1,759,839
Citigroup Commercial Mortgage Trust, Series 2018TBR, Class E, 4.350% (1 Month LIBOR USD + 2.800%), 12/15/2036 (a)(b)	7,500,000	7,540,725
Citigroup Commercial Mortgage Trust, Series 2018TBR, Class F, 5.200% (1 Month LIBOR USD + 3.650%), 12/15/2036 (a)(b)	4,250,000	4,271,981
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class C, 4.500%, 11/10/2048 (h)	4,500,000	4,475,714
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class C, 4.953%, 5/12/2049 (h)	8,000,000	8,463,312
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class D, 3.250%, 4/15/2050 (b)	8,500,000	6,924,585
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, 1.126%, 10/14/2050 (e)(h)	51,437,366	4,008,565
Citigroup Mortgage Loan Trust, Series 2007-AR1, Class A2, 1.721% (1 Month LIBOR USD + 0.160%), 1/25/2037 (a)	10,074,885	9,134,586
Citigroup Mortgage Loan Trust, Series 2009-5, Class 10A1, 1.802% (1 Month LIBOR USD + 0.250%), 2/25/2037 (a)(b)	2,031,202	1,037,164
Citigroup Mortgage Loan Trust, Series 2007-6, Class 1A2A, 3.217%, 3/25/2037 (h)	6,225,207	5,294,663
Citigroup Mortgage Loan Trust, Series 2007-AR4, Class 1A1A, 3.562%, 3/25/2037 (h)	3,055,029	2,933,655
Citigroup Mortgage Loan Trust, Inc., Series 2005-12, Class 2A1, 2.352% (1 Month LIBOR USD + 0.800%), 8/25/2035 (a)(b)	5,874,455	5,155,968
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2, 3.494%, 8/25/2035 (h)	1,732,458	1,702,722
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A4, 3.541%, 8/25/2035 (h)	142,509	129,500
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 1A2, 4.127%, 8/25/2035 (h)	371,775	310,977
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, 3.551%, 9/25/2035 (h)	1,279,319	1,266,147
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 22A3, 6.000%, 10/25/2035	3,033,884	1,959,843
Citigroup Mortgage Loan Trust, Inc., Series 2005-7, Class 2A2A, 3.785%, 11/25/2035 (h)	4,894,675	4,467,321
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A1, 3.619%, 3/25/2036 (h)	979,023	912,712
Citigroup Mortgage Loan Trust, Inc., Series 2014-6, Class 2A1, 1.752% (1 Month LIBOR USD + 0.200%), 4/25/2038 (a)(b)	1,378,686	1,355,302
Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 4A2, 1.763% (1 Month LIBOR USD + 0.700%), 3/25/2047 (a)(b)	17,350,473	11,037,469
CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A5, 2.211% (1 Month LIBOR USD + 0.650%), 9/25/2036 (a)	3,566,086	2,927,357
CitiMortgage Alternative Loan Trust, Series 2006-A5, Class 1A5, 2.211% (1 Month LIBOR USD + 0.650%), 10/25/2036 (a)	9,688,771	7,935,452
CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1APO, 0.000%, 11/25/2036 (c)	102,807	63,383
CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1A2, 6.000% (1 Month LIBOR USD + 0.500%), 11/25/2036 (a)	9,463,600	9,380,027
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A9, 2.211% (1 Month LIBOR USD + 0.650%), 12/25/2036 (a)	9,638,054	7,680,131
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A1, 6.000%, 12/25/2036	858,381	784,769
CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A2, 2.111% (1 Month LIBOR USD + 0.550%), 1/25/2037 (a)	14,699,256	11,722,480

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A8, 2.161% (1 Month LIBOR USD + 0.600%), 1/25/2037 (a)	$3,032,617	$2,426,018
CitiMortgage Alternative Loan Trust, Series 2007-A2, Class 1A1, 2.161% (1 Month LIBOR USD + 0.600%), 2/25/2037 (a)	15,448,628	12,671,258
CitiMortgage Alternative Loan Trust, Series 2007-A2, Class 1A4, 6.000%, 2/25/2037	2,169,898	1,963,545
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class APO, 0.000%, 3/25/2037 (c)	244,830	144,885
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class 1A2, 2.161% (1 Month LIBOR USD + 0.600%), 3/25/2037 (a)	5,663,955	4,664,313
CitiMortgage Alternative Loan Trust, Series 2007-A4, Class APO, 0.000%, 4/25/2037 (c)	304,278	185,340
CitiMortgage Alternative Loan Trust, Series 2007-A4, Class 1A9, 2.161% (1 Month LIBOR USD + 0.600%), 4/25/2037 (a)	3,787,553	3,099,476
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A3, 2.061% (1 Month LIBOR USD + 0.500%), 5/25/2037 (a)	10,188,286	8,344,930
CitiMortgage Alternative Loan Trust, Series 2007-A6, Class 1A1, 2.161% (1 Month LIBOR USD + 0.600%), 6/25/2037 (a)	4,066,825	3,331,600
COLT Mortgage Loan Trust, Series 2017-1, Class A3, 3.074%, 5/27/2047 (b)(h)	1,891,661	1,896,278
COLT Mortgage Loan Trust, Series 2017-1, Class M1, 4.189%, 5/27/2047 (b)	4,000,000	4,026,432
COLT Mortgage Loan Trust, Series 2017-2, Class A1A, 2.415%, 10/25/2047 (b)	12,077,861	12,126,576
COLT Mortgage Loan Trust, Series 2017-2, Class A2A, 2.568%, 10/25/2047 (b)	6,441,528	6,464,911
COLT Mortgage Loan Trust, Series 2017-2, Class M1, 3.510%, 10/25/2047 (b)	12,319,973	12,348,119
COLT Mortgage Loan Trust, Series 2017-2, Class B1, 4.563%, 10/25/2047 (b)(h)	2,991,914	2,998,674
COLT Mortgage Loan Trust, Series 2018-1, Class A1, 2.930%, 2/25/2048 (b)	7,000,000	7,012,845
COLT Mortgage Loan Trust, Series 2018-1, Class M1, 3.661%, 2/25/2048 (b)	1,790,000	1,802,142
COLT Mortgage Loan Trust, Series 2018-1, Class B1, 4.362%, 2/25/2048 (b)	3,761,000	3,786,221
Commercial Mortgage Loan Trust, Series 2008-LS1, Class AM, 3.816%, 12/10/2049 (h)	14,069,976	8,522,973
Commercial Mortgage Trust, Series 2014-TWC, Class F, 5.803% (1 Month LIBOR USD + 4.250%), 2/13/2032 (a)(b)	5,000,000	5,058,515
Commercial Mortgage Trust, Series 2016-SAVA, Class A, 3.274% (1 Month LIBOR USD + 1.720%), 10/15/2034 (a)(b)	9,880,478	9,933,230
Commercial Mortgage Trust, Series 2013-CR8, Class ASFL, 2.294% (1 Month LIBOR USD + 0.740%), 6/12/2046 (a)(b)	4,000,000	4,045,876
Commercial Mortgage Trust, Series 2013-CR12, Class D, 5.079%, 10/15/2046 (b)(h)	5,000,000	4,240,745
Commercial Mortgage Trust, Series 2013-CR13, Class D, 4.747%, 11/13/2046 (b)(h)	5,000,000	4,699,445
Commercial Mortgage Trust, Series 2014-CR17, Class D, 4.798%, 5/10/2047 (b)(h)	4,000,000	3,334,632
Commercial Mortgage Trust, Series 2014-LC17, Class D, 3.687%, 10/11/2047 (b)	4,000,000	2,987,888
Commercial Mortgage Trust, Series 2014-LC17, Class C, 4.559%, 10/11/2047 (h)	4,250,000	4,085,053
Commercial Mortgage Trust, Series 2015-DC1, Class D, 4.352%, 2/12/2048 (b)(h)	5,000,000	3,980,765
Commercial Mortgage Trust, Series 2015-PC1, Class C, 4.441%, 7/12/2050 (h)	5,500,000	5,170,567
Commercial Mortgage Trust, Series 2017-COR2, Class C, 4.563%, 9/12/2050 (h)	4,650,000	4,753,066
CountryWide Alternative Loan Trust, Series 2004-J10, Class 1A3, 4.250%, 10/25/2034	234,365	232,686
CountryWide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.250%, 3/25/2035	931,985	923,092
CountryWide Alternative Loan Trust, Series 2005-7CB, Class 2A2, 3.489% (1 Month LIBOR USD + 5.050%), 4/25/2035 (e)(o)	28,709,703	3,878,394
CountryWide Alternative Loan Trust, Series 2005-16, Class X2, 1.152%, 6/25/2035 (Acquired 01/11/2016 through 09/28/2017, Cost $2,277,431) (e)(f)(h)	41,572,422	2,470,524
CountryWide Alternative Loan Trust, Series 2005-24, Class 1AX, 0.790%, 7/20/2035 (Acquired 12/08/2015 through 08/01/2017, Cost $697,215) (e)(f)(h)	26,267,868	787,222
CountryWide Alternative Loan Trust, Series 2005-24, Class 2A1A, 2.442% (12 Month US Treasury Average + 1.310%), 7/20/2035 (a)	1,373,634	1,296,735

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
CountryWide Alternative Loan Trust, Series 2005-26CB, Class A7, 1.861% (1 Month LIBOR USD + 0.300%), 7/25/2035 (a)(i)	$10,719,465	$8,835,530
CountryWide Alternative Loan Trust, Series 2005-J6, Class 1A4, 5.500%, 7/25/2035	1,268,793	1,222,566
CountryWide Alternative Loan Trust, Series 2005-27, Class 2X1, 0.841%, 8/25/2035 (Acquired 01/05/2017, Cost $1,170,715) (e)(f)(h)	49,088,385	1,948,907
CountryWide Alternative Loan Trust, Series 2005-J12, Class 2A1, 1.831% (1 Month LIBOR USD + 0.270%), 8/25/2035 (a)	8,665,917	6,095,016
CountryWide Alternative Loan Trust, Series 2005-27, Class 1A4, 2.307%, 8/25/2035 (h)	1,807,530	1,573,703
CountryWide Alternative Loan Trust, Series 2005-27, Class 1A5, 2.397%, 8/25/2035 (h)	1,314,936	1,297,441
CountryWide Alternative Loan Trust, Series 2005-J9, Class 1A6, 5.500%, 8/25/2035	1,221,589	1,053,080
CountryWide Alternative Loan Trust, Series 2005-38, Class X, 1.095%, 9/25/2035 (Acquired 09/28/2015 through 02/16/2017, Cost $6,097,280) (e)(f)(h)	129,731,976	5,671,752
CountryWide Alternative Loan Trust, Series 2005-41, Class 2X2, 1.126%, 9/25/2035 (e)(h)	6,991,579	457,927
CountryWide Alternative Loan Trust, Series 2005-41, Class 1A1, 1.891% (1 Month LIBOR USD + 0.330%), 9/25/2035 (a)	1,226,459	1,083,424
CountryWide Alternative Loan Trust, Series 2005-37T1, Class A5, 2.011% (1 Month LIBOR USD + 0.450%), 9/25/2035 (a)	10,865,796	8,515,101
CountryWide Alternative Loan Trust, Series 2005-J10, Class 1A1, 2.061% (1 Month LIBOR USD + 0.500%), 10/25/2035 (a)	546,305	422,885
CountryWide Alternative Loan Trust, Series 2005-51, Class 3X2, 1.189%, 11/20/2035 (e)(h)	33,013,535	2,360,699
CountryWide Alternative Loan Trust, Series 2005-51, Class 4X, 1.340%, 11/20/2035 (e)(h)	38,128,658	2,649,255
CountryWide Alternative Loan Trust, Series 2005-59, Class 2X, 1.346%, 11/20/2035 (e)(h)	188,188,028	12,407,425
CountryWide Alternative Loan Trust, Series 2005-51, Class 1X, 1.683%, 11/20/2035 (e)(h)	47,313,920	4,186,525
CountryWide Alternative Loan Trust, Series 2005-56, Class 4X, 1.591%, 11/25/2035 (e)(h)	47,653,649	3,520,938
CountryWide Alternative Loan Trust, Series 2005-56, Class 3A1, 1.851% (1 Month LIBOR USD + 0.290%), 11/25/2035 (a)	1,019,048	892,174
CountryWide Alternative Loan Trust, Series 2005-J11, Class 1A4, 1.961% (1 Month LIBOR USD + 0.400%), 11/25/2035 (a)	6,411,725	4,145,917
CountryWide Alternative Loan Trust, Series 2005-63, Class 3A1, 3.415%, 11/25/2035 (h)	4,839,605	4,325,901
CountryWide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.500%, 11/25/2035	201,142	182,124
CountryWide Alternative Loan Trust, Series 2005-61, Class 1A1, 2.081% (1 Month LIBOR USD + 0.520%), 12/25/2035 (a)	1,364,147	1,288,322
CountryWide Alternative Loan Trust, Series 2005-J14, Class A8, 5.500%, 12/25/2035	3,547,966	3,067,980
CountryWide Alternative Loan Trust, Series 2005-65CB, Class 2A4, 5.500%, 12/25/2035	1,348,579	1,252,640
CountryWide Alternative Loan Trust, Series 2005-70CB, Class A4, 5.500%, 12/25/2035	8,645,188	8,062,035
CountryWide Alternative Loan Trust, Series 2005-75CB, Class A3, 5.500%, 1/25/2036	3,005,410	2,781,537
CountryWide Alternative Loan Trust, Series 2006-OA3, Class X, 1.659%, 5/25/2036 (e)(h)	41,403,197	3,398,085
CountryWide Alternative Loan Trust, Series 2006-24CB, Class A5, 2.161% (1 Month LIBOR USD + 0.600%), 8/25/2036 (a)	7,072,759	4,836,579
CountryWide Alternative Loan Trust, Series 2006-19CB, Class A9, 2.261% (1 Month LIBOR USD + 0.700%), 8/25/2036 (a)	3,996,631	3,058,206
CountryWide Alternative Loan Trust, Series 2006-26CB, Class A15, 6.000% (1 Month LIBOR USD + 0.550%), 9/25/2036 (a)	1,073,925	879,414
CountryWide Alternative Loan Trust, Series 2006-J8, Class A2, 6.000%, 2/25/2037	2,313,647	1,564,005
CountryWide Alternative Loan Trust, Series 2007-AL1, Class XP, 1.497%, 6/25/2037 (e)(h)	33,630,683	2,297,009
CountryWide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.500%, 9/25/2037	12,028,645	8,975,943
CountryWide Alternative Loan Trust, Series 2006-OA2, Class X1P, 1.907%, 5/20/2046 (e)(h)	35,348,929	2,571,316
CountryWide Alternative Loan Trust, Series 2006-OA7, Class 1X, 1.389%, 6/25/2046 (e)(h)	37,938,640	1,659,095
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XNB, 1.256%, 8/25/2046 (e)(h)	65,375,652	3,816,369

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XPP, 1.383%, 8/25/2046 (e)(h)	$34,958,426	$1,597,355
CountryWide Alternative Loan Trust, Series 2006-OA11, Class A1B, 1.751% (1 Month LIBOR USD + 0.190%), 9/25/2046 (a)	1,975,509	1,825,242
CountryWide Alternative Loan Trust, Series 2006-OA17, Class 2X, 1.383%, 12/20/2046 (e)(h)	9,723,358	646,730
CountryWide Alternative Loan Trust, Series 2006-OA17, Class 2A1, 2.246% (11th District Cost of Funds Index + 1.500%), 12/20/2046 (a)	1,702,538	1,247,803
CountryWide Alternative Loan Trust, Series 2007-13, Class A1, 6.000%, 6/25/2047	4,478,533	4,030,012
CountryWide Alternative Loan Trust Resecuritization, Series 2005-58R, Class A, 2.065%, 12/20/2035 (b)(e)(h)	127,225,523	9,184,029
CountryWide Alternative Loan Trust Resecuritization, Series 2005-59R, Class A, 2.210%, 12/20/2035 (b)(e)(h)	30,022,847	2,086,648
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB3, Class 2A, 3.159%, 6/20/2034 (h)	920,912	917,069
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1X, 0.824%, 2/25/2035 (Acquired 09/28/2017, Cost $975,151) (e)(f)(h)	30,065,278	934,579
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A3, 2.301% (1 Month LIBOR USD + 0.740%), 2/25/2035 (a)	3,196,216	2,991,674
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Class 3X, 0.855%, 3/25/2035 (Acquired 06/06/2014, Cost $80,502) (e)(f)(h)	2,455,092	93,446
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2X, 1.084%, 3/25/2035 (Acquired 11/13/2014 through 02/03/2016, Cost $1,097,360) (e)(f)(h)	21,461,315	853,431
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-1, Class 1X, 1.198%, 3/25/2035 (Acquired 06/22/2016, Cost $529,109) (e)(f)(h)	9,389,888	497,767
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 1A1, 2.201% (1 Month LIBOR USD + 0.640%), 3/25/2035 (a)	1,701,944	1,511,219
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Clas 3A2, 2.528%, 3/25/2035 (h)	8,240,782	7,005,011
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1X, 1.165%, 5/25/2035 (Acquired 05/06/2013 through 10/06/2017, Cost $4,318,487) (e)(f)(h)	76,571,377	3,467,765
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB8, Class 3A1, 3.428%, 12/20/2035 (h)	522,054	449,967
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-8, Class 1A1, 6.000%, 5/25/2036	3,676,001	3,462,598
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-12, Class X, 0.219%, 7/25/2036 (e)(h)	59,842,571	482,571
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 2A1, 3.140%, 3/25/2037 (h)	1,891,704	1,654,587
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-4, Class 1A1, 6.000%, 5/25/2037	2,078,789	1,680,996
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-J2, Class 2A1, 2.211% (1 Month LIBOR USD + 0.650%), 7/25/2037 (a)	7,446,982	4,133,350
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR8, Class 8M1, 2.711% (1 Month LIBOR USD + 1.150%), 9/25/2034 (a)	1,035,654	950,112
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 4A2, 1.911% (1 Month LIBOR USD + 0.350%), 10/25/2035 (a)	1,902,431	1,625,945
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 6A12, 5.500%, 11/25/2035	4,606,835	4,066,094
Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 6A8, 5.750%, 3/25/2036	2,316,766	2,113,266

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Credit Suisse Mortgage Trust, Series 2017-HD, Class E, 5.209% (1 Month LIBOR USD + 3.650%), 2/18/2031 (a)(b)	$8,000,000	$8,030,200
Credit Suisse Mortgage Trust, Series 2014-3R, Class 1A1, 2.002% (1 Month LIBOR USD + 0.450%), 3/27/2036 (a)(b)	7,328,585	7,103,773
Credit Suisse Mortgage Trust, Series 2016-NXSR, Class C, 4.363%, 12/17/2049 (h)	5,000,000	4,997,515
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class D, 3.798%, 4/15/2050 (b)(h)	2,000,000	1,775,728
CSAIL Commercial Mortgage Trust, Series 2017-CX9, Class D, 4.160%, 9/16/2050 (b)(h)	5,000,000	4,358,485
CSMC Mortgage-Backed Trust, Series 2006-9, Class 2A1, 5.500%, 11/25/2036	947,304	914,234
DBJPM Mortgage Trust, Series 2016-C1, Class XA, 1.510%, 5/10/2049 (e)(h)	2,456,734	222,234
Deephaven Residential Mortgage Trust, Series 2017-1A, Class A3, 3.485%, 12/26/2046 (b)(h)	1,100,939	1,097,801
Deephaven Residential Mortgage Trust, Series 2017-1A, Class M1, 4.498%, 12/26/2046 (b)(h)	3,250,000	3,256,978
Deephaven Residential Mortgage Trust, Series 2017-2A, Class A3, 2.708%, 6/25/2047 (b)(h)	3,191,506	3,195,090
Deephaven Residential Mortgage Trust, Series 2017-2A, Class M1, 3.897%, 6/25/2047 (b)(h)	2,633,086	2,659,230
Deephaven Residential Mortgage Trust, Series 2017-2A, Class B1, 5.269%, 6/25/2047 (b)(h)	3,950,570	3,940,054
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577%, 10/25/2047 (b)(h)	6,273,289	6,318,042
Deephaven Residential Mortgage Trust, Series 2017-3A, Class M1, 3.511%, 10/25/2047 (b)(h)	3,830,165	3,857,704
Deephaven Residential Mortgage Trust, Series 2017-3A, Class B1, 4.814%, 10/25/2047 (b)(h)	1,729,894	1,742,379
Deephaven Residential Mortgage Trust, Series 2018-1A, Class A1, 2.976%, 12/25/2057 (b)	13,500,000	13,499,879
Deephaven Residential Mortgage Trust, Series 2018-1A, Class A2, 3.027%, 12/25/2057 (b)	1,750,000	1,749,974
Deustche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A7, 5.500%, 11/25/2035	540,166	443,653
Deutchse Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR2, Class A4, 1.696% (1 Month LIBOR USD + 0.140%), 3/25/2037 (a)	2,051,212	1,894,723
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-3, Class 2A1, 5.539%, 6/25/2020 (h)	103,169	105,334
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-2, Class 1A5, 2.061% (1 Month LIBOR USD + 0.500%), 4/25/2035 (a)	739,906	701,643
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-AR1, Class 1A1, 1.871% (1 Month LIBOR USD + 0.310%), 8/25/2035 (a)	5,268,324	4,581,598
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A1, 1.761% (1 Month LIBOR USD + 0.200%), 11/25/2035 (a)	2,695,012	1,469,631
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A4, 5.500%, 11/25/2035	3,586,677	3,179,607
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 1A4, 5.500%, 12/25/2035	844,232	786,041
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 1A3, 1.891% (1 Month LIBOR USD + 0.330%), 2/25/2036 (a)	29,708,841	28,143,571
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 3A1, 3.467%, 2/25/2036 (h)	954,528	876,232
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 3.723%, 2/25/2036 (h)	1,098,355	896,822
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR2, Class 1A2, 1.741% (1 Month LIBOR USD + 0.180%), 5/25/2036 (a)	31,594,191	28,831,026
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR3, Class A2, 1.681% (1 Month LIBOR USD + 0.120%), 8/25/2036 (a)	203,869	179,536
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR4, Class A2, 1.751% (1 Month LIBOR USD + 0.190%), 12/25/2036 (a)(i)	24,850,795	15,485,475
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR6, Class A4, 1.731% (1 Month LIBOR USD + 0.170%), 2/25/2037 (a)	4,023,995	3,830,328

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR6, Class A6, 1.751% (1 Month LIBOR USD + 0.190%), 2/25/2037 (a)	$3,481,159	$3,156,214
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR2, Class A1, 1.711% (1 Month LIBOR USD + 0.150%), 3/25/2037 (a)	7,276,081	6,511,016
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-BAR1, Class A3, 1.721% (1 Month LIBOR USD + 0.160%), 3/25/2037 (a)(i)	25,728,041	18,183,473
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-BAR1, Class A4, 1.801% (1 Month LIBOR USD + 0.240%), 3/25/2037 (Acquired 10/30/2017, Cost $4,274,191) (a)(f)	23,000,000	2,974,728
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR3, Class 2A5, 1.761% (1 Month LIBOR USD + 0.200%), 6/25/2037 (a)	23,724,780	21,505,351
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A4, 1.721% (1 Month LIBOR USD + 0.160%), 1/25/2047 (a)	829,809	793,146
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A2, 1.741% (1 Month LIBOR USD + 0.180%), 1/25/2047 (a)	863,649	730,484
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA1, Class A1, 1.711% (1 Month LIBOR USD + 0.150%), 2/25/2047 (a)	2,603,512	2,138,728
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-OA1, Class A1, 1.761% (1 Month LIBOR USD + 0.200%), 2/25/2047 (a)	1,634,740	1,491,468
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1B, 1.691% (1 Month LIBOR USD + 0.130%), 8/25/2047 (a)	3,695,543	3,444,756
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1A, 1.751% (1 Month LIBOR USD + 0.190%), 8/25/2047 (a)	7,312,101	6,771,883
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 2A1, 1.761% (1 Month LIBOR USD + 0.200%), 8/25/2047 (a)(i)	27,442,265	25,431,515
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-2, Class 2A1, 1.861% (1 Month LIBOR USD + 0.300%), 9/25/2047 (a)	4,874,211	4,369,389
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-3, Class 1A1, 3.268% (1 Month LIBOR USD + 1.700%), 10/25/2047 (a)	28,625,800	27,227,515
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1, Class A1C, 5.665%, 2/25/2036 (h)	1,240,799	1,217,145
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 5.538%, 6/25/2036 (h)	1,036,783	913,304
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A8, 5.538%, 6/25/2036 (h)	6,708,737	5,747,355
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A5B, 5.538%, 6/25/2036 (d)	787,070	683,630
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A2, 5.538%, 6/25/2036 (h)	3,596,932	3,197,687
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A1, 5.538%, 6/25/2036 (h)	770,738	687,235
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A1, 6.250%, 7/25/2036 (h)	456,179	384,783
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A5B, 6.300%, 7/25/2036 (d)	442,254	374,932
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A2, 6.420%, 7/25/2036 (h)	4,558,831	3,842,064
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Class A4B, 6.000%, 10/25/2036 (d)	13,258,078	12,417,397

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Deutsche Mortgage Securities, Inc. Re-REMIC Trust, Series 2007-WM1, Class A1, 3.239%, 6/27/2037 (b)(h)(i)	$8,188,335	$8,086,169
DSLA Mortgage Loan Trust, Series 2005-AR2, Class C, 1.768% (1 Month LIBOR USD + 0.210%), 3/19/2045 (a)	1	504,813
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 1A1A, 1.748% (1 Month LIBOR USD + 0.190%), 10/19/2036 (a)	13,453,327	11,635,527
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A, 1.758% (1 Month LIBOR USD + 0.200%), 10/19/2036 (a)	13,252,571	12,026,814
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 1A1A, 1.698% (1 Month LIBOR USD + 0.140%), 3/19/2037 (a)	31,215,807	28,541,175
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A, 1.698% (1 Month LIBOR USD + 0.140%), 3/19/2037 (a)(i)	13,449,752	12,225,798
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 1A, 1.828% (1 Month LIBOR USD + 0.270%), 3/19/2045 (a)(i)	37,863,140	32,632,878
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 1.768% (1 Month LIBOR USD + 0.210%), 6/19/2045 (a)	9,371,021	8,811,937
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 1A, 1.818% (1 Month LIBOR USD + 0.260%), 8/19/2045 (a)	380,177	342,315
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 1.818% (1 Month LIBOR USD + 0.260%), 8/19/2045 (a)	2,024,999	1,984,017
DSLA Mortgage Loan Trust, Series 2006-AR1, Class 1A1A, 2.052% (12 Month US Treasury Average + 0.920%), 3/19/2046 (a)	22,428,862	20,499,150
DSLA Mortgage Loan Trust, Series 2006-AR1, Class 2A1A, 2.003% (12 Month US Treasury Average + 0.940%), 4/19/2046 (a)	350,322	315,621
Ellington Financial Mortgage Trust, Series 2017-1, Class A1, 2.687%, 10/25/2047 (b)	8,483,176	8,488,334
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 3A1, 3.231%, 11/25/2035 (h)	3,480,830	3,076,361
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A18, 5.500%, 11/25/2035	14,409	12,545
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A8, 2.061% (1 Month LIBOR USD + 0.500%), 4/25/2036 (a)	6,505,264	3,977,358
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A3, 5.750%, 4/25/2036	394,903	327,901
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A12, 6.000%, 4/25/2036	385,142	326,654
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA2, Class 2A1, 3.165%, 5/25/2036 (h)	1,213,578	1,076,308
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A3, 6.000%, 7/25/2036	12,936,897	11,232,448
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA4, Class 1A3, 6.000%, 8/25/2036	1,154,583	969,358
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA4, Class 1A1, 6.000%, 8/25/2036	1,575,478	1,322,529
First Horizon Alternative Mortgage Securities Trust, Series 2007-FA5, Class A9, 7.000%, 11/25/2037	15,501,134	10,292,148
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 4A3, 3.564%, 9/25/2035 (h)	153,063	145,498
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1, 3.669%, 11/25/2035 (h)	1,825,620	1,738,036
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A3, 2.038% (1 Month LIBOR USD + 0.480%), 8/19/2034 (a)	9,313	8,920
Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.500%, 7/25/2056 (b)(h)	11,282,346	11,315,042

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 5A1, 3.833%, 9/19/2035 (h)	$383,165	$356,356
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 3.848%, 4/19/2036 (h)	1,851,908	1,708,414
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1, 1.741% (1 Month LIBOR USD + 0.180%), 1/25/2037 (a)	2,398,122	2,174,603
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2, 1.721% (1 Month LIBOR USD + 0.160%), 2/25/2037 (a)	2,319,042	2,193,997
GreenPoint Mortgage Funding Trust, Series 2007-AR2, Class 2A1, 1.761% (1 Month LIBOR USD + 0.200%), 5/25/2037 (a)	8,421,400	7,130,046
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 1.781% (1 Month LIBOR USD + 0.220%), 6/25/2037 (a)	7,025,218	6,290,050
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, 2.181% (1 Month LIBOR USD + 0.620%), 10/25/2045 (a)	2,423,498	2,146,870
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 2A1A, 1.761% (1 Month LIBOR USD + 0.200%), 3/25/2047 (a)	23,837,172	21,365,042
GreenPoint MTA Trust, Series 2005-AR1, Class X1, 1.370%, 6/25/2045 (Acquired 10/03/2017, Cost $556,051) (e)(f)(h)	12,066,374	569,593
GreenPoint MTA Trust, Series 2005-AR3, Class X1, 1.557%, 8/25/2045 (Acquired 01/19/2018, Cost $2,797,959) (e)(f)(h)	43,219,793	3,033,035
GS Mortgage Securities Corp. II, Series 2017-GS8, Class XA, 0.983%, 11/11/2050 (e)(h)	29,960,372	2,201,758
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class F, 3.359% (1 Month LIBOR USD + 1.800%), 7/15/2032 (a)(b)	4,000,000	4,004,984
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class G, 4.059% (1 Month LIBOR USD + 2.500%), 7/15/2032 (a)(b)	2,508,000	2,519,820
GS Mortgage Securities Trust, Series 2014-GC20, Class D, 4.858%, 4/12/2047 (b)(h)	6,500,000	4,376,769
GS Mortgage Securities Trust, Series 2015-GC34, Class C, 4.654%, 10/13/2048 (h)	7,000,000	6,987,190
GS Mortgage Securities Trust, Series 2015-GS1, Class C, 4.422%, 11/13/2048 (h)	10,100,000	10,130,270
GS Mortgage Securities Trust, Series 2016-GS4, Class D, 3.233%, 11/15/2049 (b)	5,000,000	4,075,730
GS Mortgage Securities Trust, Series 2017-GS5, Class D, 3.509%, 3/11/2050 (b)(h)	4,000,000	3,302,208
GS Mortgage Securities Trust, Series 2017-GS7, Class AS, 3.663%, 8/12/2050	4,500,000	4,472,581
GSMSC Resecuritization Trust, Series 2014-3R, Class 1B, 1.732% (1 Month LIBOR USD + 0.180%), 11/26/2036 (a)(b)	10,955,000	7,173,378
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B2, 1.645% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(b)	5,707,000	4,553,918
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B4, 1.645% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(b)	5,709,149	3,380,050
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B3, 1.645% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(b)	5,707,000	4,074,872
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B1, 1.645% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(b)	5,707,000	4,858,284
GSR Mortgage Loan Trust, Series 2005-AR3, Class 8A1, 3.404%, 5/25/2035 (h)	2,353,896	2,263,240
GSR Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 3.717%, 5/25/2035 (h)	3,706,141	3,605,000
GSR Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 3.769%, 5/25/2035 (h)	5,461,474	5,234,468
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 3.606%, 10/25/2035 (h)	1,779,965	1,582,131
GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1, 3.812%, 1/25/2036 (h)	470,300	443,509
GSR Mortgage Loan Trust, Series 2006-1F, Class 2A5, 6.000%, 2/25/2036	2,056,124	1,947,916
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6, 6.000%, 2/25/2036	3,414,079	2,856,693
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A4, 6.000%, 2/25/2036	607,658	508,639
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 3.533%, 3/25/2037 (h)	12,495,686	11,544,577
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3, 6.000%, 3/25/2037	718,080	683,977

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A7, 6.000%, 3/25/2037	$15,605,537	$14,969,268
GSR Mortgage Loan Trust, Series 2007-3F, Class 4A1, 1.861% (1 Month LIBOR USD + 0.300%), 4/25/2037 (a)	9,022,903	4,928,923
GSR Mortgage Loan Trust, Series 2007-AR2, Class 1A1, 3.722%, 5/25/2037 (h)	344,138	304,763
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A2, 1.821% (1 Month LIBOR USD + 0.260%), 8/25/2046 (a)	30,097,323	17,077,010
HarborView Mortgage Loan Trust, Series 2004-7, Class X1, 0.500%, 11/19/2034 (Acquired 07/26/2016, Cost $87,036) (e)(f)(h)	3,961,239	59,597
HarborView Mortgage Loan Trust, Series 2004-11, Class 1A, 2.258% (1 Month LIBOR USD + 0.700%), 1/19/2035 (a)	927,118	674,059
HarborView Mortgage Loan Trust, Series 2005-1, Class X, 0.816%, 3/19/2035 (Acquired 08/03/2015 through 04/01/2016, Cost $871,140) (e)(f)(h)	17,086,562	950,269
HarborView Mortgage Loan Trust, Series 2005-3, Class X2, 1.175%, 6/19/2035 (e)(h)	125,883,332	5,753,749
HarborView Mortgage Loan Trust, Series 2005-9, Class 2X, 1.049%, 6/20/2035 (b)(e)(h)	18,446,617	1,218,012
HarborView Mortgage Loan Trust, Series 2005-4, Class 3A1, 3.602%, 7/19/2035 (h)	1,950,682	1,764,532
HarborView Mortgage Loan Trust, Series 2005-4, Class 1A, 3.825%, 7/19/2035 (h)	1,429,924	1,352,402
HarborView Mortgage Loan Trust, Series 2005-8, Class 2A2A, 2.632% (12 Month US Treasury Average + 1.500%), 9/19/2035 (a)	4,130,053	3,604,396
HarborView Mortgage Loan Trust, Series 2005-12, Class X2B, 1.029%, 10/19/2035 (e)(h)	18,143,857	914,686
HarborView Mortgage Loan Trust, Series 2005-16, Class X3, 1.380%, 1/19/2036 (e)(h)	16,474,911	1,030,654
HarborView Mortgage Loan Trust, Series 2005-16, Class 3A1A, 1.808% (1 Month LIBOR USD + 0.250%), 1/19/2036 (a)	1,948,759	1,558,393
HarborView Mortgage Loan Trust, Series 2005-13, Class X, 0.568%, 2/19/2036 (e)(h)	34,689,010	1,229,448
HarborView Mortgage Loan Trust, Series 2006-10, Class 2A1A, 1.738% (1 Month LIBOR USD + 0.180%), 11/19/2036 (a)(i)	37,793,340	34,962,317
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A, 1.728% (1 Month LIBOR USD + 0.170%), 12/19/2036 (a)	3,645,671	3,225,912
HarborView Mortgage Loan Trust, Series 2006-12, Class 2A2A, 1.748% (1 Month LIBOR USD + 0.190%), 12/19/2036 (a)	23,467,209	22,126,996
HarborView Mortgage Loan Trust, Series 2006-12, Class 2A13, 1.798% (1 Month LIBOR USD + 0.240%), 12/19/2036 (a)	2,203,041	1,754,695
HarborView Mortgage Loan Trust, Series 2006-SB1, Class A1A, 1.982% (12 Month US Treasury Average + 0.850%), 12/19/2036 (a)	12,511,332	11,503,870
HarborView Mortgage Loan Trust, Series 2006-14, Class 2A1A, 1.708% (1 Month LIBOR USD + 0.150%), 2/19/2037 (a)	20,369,081	18,695,985
HarborView Mortgage Loan Trust, Series 2007-1, Class 2A1A, 1.688% (1 Month LIBOR USD + 0.130%), 3/19/2037 (a)	24,044,202	22,324,945
HarborView Mortgage Loan Trust, Series 2007-2, Class 2A1A, 1.721% (1 Month LIBOR USD + 0.160%), 4/25/2037 (a)(i)	26,857,846	24,518,259
HarborView Mortgage Loan Trust, Series 2007-3, Class 2A1A, 1.758% (1 Month LIBOR USD + 0.200%), 5/19/2037 (a)(i)	30,821,855	28,685,777
HarborView Mortgage Loan Trust, Series 2007-6, Class 1A1A, 1.758% (1 Month LIBOR USD + 0.200%), 8/19/2037 (a)	18,474,115	16,987,910
HarborView Mortgage Loan Trust, Series 2007-7, Class 1A1, 2.561% (1 Month LIBOR USD + 1.000%), 10/25/2037 (a)	32,563,599	29,245,010
HarborView Mortgage Loan Trust, Series 2005-15, Class X1, 1.693%, 10/20/2045 (e)(h)	12,087,585	865,568
HarborView Mortgage Loan Trust, Series 2005-15, Class 2A11, 1.831% (1 Month LIBOR USD + 0.270%), 10/20/2045 (a)	5,501,501	5,309,697

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
HarborView Mortgage Loan Trust, Series 2005-15, Class 3A11, 3.132% (12 Month US Treasury Average + 2.000%), 10/20/2045 (a)	$6,603,226	$6,212,137
HarborView Mortgage Loan Trust, Series 2006-4, Class X1, 1.672%, 5/19/2046 (e)(h)	92,108,754	7,497,284
HarborView Mortgage Loan Trust, Series 2006-5, Class X2, 1.606%, 7/19/2046 (e)(h)	25,911,368	1,555,952
HMH Trust, Series 2017-NSS, Class A, 3.062%, 7/5/2031 (b)	7,000,000	6,912,073
HMH Trust, Series 2017-NSS, Class E, 6.292%, 7/5/2031 (b)	7,100,000	7,069,946
HomeBanc Mortgage Trust, Series 2005-1, Class A1, 1.811% (1 Month LIBOR USD + 0.250%), 3/25/2035 (a)	13,646,636	12,828,070
HomeBanc Mortgage Trust, Series 2005-1, Class A2, 1.871% (1 Month LIBOR USD + 0.310%), 3/25/2035 (a)	542,480	467,698
HomeBanc Mortgage Trust, Series 2005-3, Class A1, 1.801% (1 Month LIBOR USD + 0.240%), 7/25/2035 (a)(i)	3,665,756	3,548,071
HomeBanc Mortgage Trust, Series 2005-4, Class A2, 1.891% (1 Month LIBOR USD + 0.330%), 10/25/2035 (a)	2,078,821	2,062,882
HomeBanc Mortgage Trust, Series 2005-5, Class A1, 1.821% (1 Month LIBOR USD + 0.260%), 1/25/2036 (a)	8,501,056	8,315,197
HomeBanc Mortgage Trust, Series 2006-2, Class A1, 1.741% (1 Month LIBOR USD + 0.180%), 12/25/2036 (a)	1,393,776	1,357,483
HomeBanc Mortgage Trust, Series 2006-2, Class A2, 1.781% (1 Month LIBOR USD + 0.220%), 12/25/2036 (a)	4,168,441	3,894,437
Hyatt Hotel Portfolio Trust, Series 2017-HYT2, Class A, 2.218% (1 Month LIBOR USD + 0.660%), 8/16/2032 (a)(b)	5,000,000	5,000,050
Hyatt Hotel Portfolio Trust, Series 2017-HYT2, Class D, 3.414% (1 Month LIBOR USD + 1.850%), 8/16/2032 (a)(b)	5,550,000	5,567,146
Hyatt Hotel Portfolio Trust, Series 2017-HYT2, Class E, 3.912% (1 Month LIBOR USD + 2.350%), 8/16/2032 (a)(b)	4,250,000	4,275,580
IMPAC CMB Trust, Series 2004-4, Class 1A1, 2.201% (1 Month LIBOR USD + 0.640%), 9/25/2034 (a)	6,042,831	5,866,822
IMPAC CMB Trust, Series 2004-6, Class 1A2, 2.341% (1 Month LIBOR USD + 0.780%), 10/25/2034 (a)	5,477,446	5,200,764
IMPAC CMB Trust, Series 2004-10, Class 3A1, 2.261% (1 Month LIBOR USD + 0.700%), 3/25/2035 (a)	642,459	600,951
IMPAC CMB Trust, Series 2005-3, Class A1, 2.041% (1 Month LIBOR USD + 0.480%), 8/25/2035 (a)	11,550,892	10,475,862
IMPAC CMB Trust, Series 2005-6, Class 1A2, 1.841% (1 Month LIBOR USD + 0.280%), 10/25/2035 (a)	4,229,689	3,549,966
IMPAC CMB Trust, Series 2005-6, Class 1A1, 2.061% (1 Month LIBOR USD + 0.500%), 10/25/2035 (a)	16,600,368	14,613,171
IMPAC CMB Trust, Series 2005-7, Class A2, 1.841% (1 Month LIBOR USD + 0.280%), 11/25/2035 (a)	4,113,892	3,394,195
IMPAC CMB Trust, Series 2005-7, Class A1, 2.081% (1 Month LIBOR USD + 0.520%), 11/25/2035 (a)(i)	34,422,358	29,137,149
IMPAC CMB Trust, Series 2007-A, Class A, 2.061% (1 Month LIBOR USD + 0.500%), 5/25/2037 (a)(b)	2,493,183	2,449,303
IMPAC Secured Assets CMN Owner Trust, Series 2005-2, Class A2C, 1.841% (1 Month LIBOR USD + 0.280%), 3/25/2036 (a)	4,289,796	3,567,708
IMPAC Secured Assets CMN Owner Trust, Series 2005-2, Class A2D, 1.991% (1 Month LIBOR USD + 0.430%), 3/25/2036 (a)	1,421,239	1,157,575

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2B, 1.731% (1 Month LIBOR USD + 0.170%), 8/25/2036 (a)	$10,749,600	$8,771,749
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2C, 1.841% (1 Month LIBOR USD + 0.280%), 8/25/2036 (a)	6,756,644	5,466,213
IMPAC Secured Assets Trust, Series 2006-4, Class A1, 1.751% (1 Month LIBOR USD + 0.190%), 1/25/2037 (a)	13,715,878	11,251,176
IMPAC Secured Assets Trust, Series 2007-1, Class A2, 1.721% (1 Month LIBOR USD + 0.160%), 3/25/2037 (a)	4,484,499	4,202,706
IMPAC Secured Assets Trust, Series 2007-2, Class 1A1B, 1.811% (1 Month LIBOR USD + 0.250%), 5/25/2037 (a)	14,723,345	12,230,580
IMPAC Secured Assets Trust, Series 2007-2, Class 1A1C, 1.941% (1 Month LIBOR USD + 0.380%), 5/25/2037 (a)	12,600,729	10,532,307
IMT Trust, Series 2017-APTS, Class AFL, 2.259% (1 Month LIBOR USD + 0.700%), 6/15/2034 (a)(b)	7,600,000	7,625,589
IMT Trust, Series 2017-APTS, Class EFX, 3.497%, 6/15/2034 (b)(h)	4,000,000	3,796,816
IMT Trust, Series 2017-APTS, Class EFL, 3.709% (1 Month LIBOR USD + 2.150%), 6/15/2034 (a)(b)	6,000,000	5,990,640
IndyMac Imdex Mortgage Loan Trust, Series 2005-16IP, Class AX, 1.355%, 7/25/2045 (Acquired 09/29/2017, Cost $1,617,819) (e)(f)(h)	34,992,377	1,909,604
IndyMac Index Mortgage Loan Trust, Series 2004-AR2, Class AX2, 2.705%, 6/25/2034 (Acquired 12/08/2017, Cost $14,656,066) (e)(f)(h)	24,052,522	15,550,051
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A, 2.361% (1 Month LIBOR USD + 0.800%), 11/25/2034 (a)	891,664	821,046
IndyMac Index Mortgage Loan Trust, Series 2005-AR4, Class AX2, 1.146%, 3/25/2035 (Acquired 12/16/2016, Cost $1,488,576) (e)(f)(h)	35,147,201	1,769,205
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 2.041% (1 Month LIBOR USD + 0.480%), 4/25/2035 (a)	3,217,163	3,083,754
IndyMac Index Mortgage Loan Trust, Series 2005-AR8, Class AX2, 1.317%, 5/25/2035 (Acquired 11/21/2017, Cost $219,941) (e)(f)(h)	5,378,892	230,803
IndyMac Index Mortgage Loan Trust, Series 2005-AR5, Class 2A1, 3.124%, 5/25/2035 (h)	2,525,794	2,414,172
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class AX2, 1.609%, 7/25/2035 (e)(h)	43,786,438	1,779,218
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2X, 1.437%, 8/25/2035 (e)(h)	46,533,409	2,224,530
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 1.861% (1 Month LIBOR USD + 0.300%), 8/25/2035 (a)	4,285,793	4,082,068
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 1A1, 3.402%, 8/25/2035 (h)	2,112,878	1,780,237
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1, 3.363%, 9/25/2035 (h)(i)	14,570,238	13,533,347
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 3A1, 3.604%, 11/25/2035 (h)	2,903,096	2,709,012
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.774%, 11/25/2035 (h)	321,568	305,008
IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A3, 3.327%, 6/25/2036 (h)	1,380,676	1,367,640
IndyMac Index Mortgage Loan Trust, Series 2006-AR15, Class A2, 1.771% (1 Month LIBOR USD + 0.210%), 7/25/2036 (a)	5,360,726	4,867,903
IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A3, 3.475%, 7/25/2036 (h)	6,472,888	5,898,645
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 3A1, 3.586%, 8/25/2036 (h)	5,271,973	4,780,277
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 1X, 1.480%, 10/25/2036 (e)(h)	30,554,409	1,915,059
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2, 1.761% (1 Month LIBOR USD + 0.200%), 10/25/2036 (a)	7,872,720	7,365,969
IndyMac Index Mortgage Loan Trust, Series 2006-AR29, Class A2, 1.641% (1 Month LIBOR USD + 0.080%), 11/25/2036 (a)	431,219	389,912
IndyMac Index Mortgage Loan Trust, Series 2006-AR31, Class A3, 3.565%, 11/25/2036 (h)	1,633,528	1,512,563

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
IndyMac Index Mortgage Loan Trust, Series 2006-AR39, Class A1, 1.741% (1 Month LIBOR USD + 0.180%), 2/25/2037 (a)	$3,493,213	$3,180,116
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 3.396%, 3/25/2037 (h)	2,943,336	2,772,835
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1, 3.502%, 5/25/2037 (h)	684,414	599,485
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 1A1, 3.585%, 5/25/2037 (h)	2,534,695	1,708,189
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class 2A1, 3.057%, 6/25/2037 (h)	480,293	435,577
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 3.446%, 6/25/2037 (h)	9,912,348	8,540,023
IndyMac Index Mortgage Loan Trust, Series 2007-FLX4, Class 2A1, 1.741% (1 Month LIBOR USD + 0.180%), 7/25/2037 (a)	7,523,335	7,123,673
IndyMac Index Mortgage Loan Trust, Series 2007-FLX4, Class 1A1, 1.761% (1 Month LIBOR USD + 0.200%), 7/25/2037 (a)(i)	19,623,198	17,758,151
IndyMac Index Mortgage Loan Trust, Series 2007-AR13, Class 4A1, 3.310%, 7/25/2037 (h)	5,200,276	4,400,354
IndyMac Index Mortgage Loan Trust, Series 2007-FLX5, Class 2A1, 1.741% (1 Month LIBOR USD + 0.180%), 8/25/2037 (a)	5,985,486	5,399,345
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 3.658%, 11/25/2037 (h)	3,582,144	3,529,418
IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 1A1A, 1.781% (1 Month LIBOR USD + 0.220%), 4/25/2046 (a)	8,058,207	7,538,960
IndyMac Index Mortgage Loan Trust, Series 2006-AR12, Class A1, 1.751% (1 Month LIBOR USD + 0.190%), 9/25/2046 (a)	7,481,525	6,478,873
InTown Hotel Portfolio Trust, Series 2018-STAY, Class E, 4.660% (1 Month LIBOR USD + 3.100%), 1/15/2033 (a)(b)	4,000,000	4,010,000
InTown Hotel Portfolio Trust, Series 2018-STAY, Class F, 5.410% (1 Month LIBOR USD + 3.850%), 1/15/2033 (a)(b)	7,000,000	7,054,530
Invitation Homes Trust, Series 2018-SFR1, Class D, 3.017% (1 Month LIBOR USD + 1.450%), 3/19/2037 (a)(b)	1,250,000	1,250,000
Invitation Homes Trust, Series 2018-SFR1, Class E, 3.567% (1 Month LIBOR USD + 2.000%), 3/19/2037 (a)(b)	1,375,000	1,375,000
Jefferies Resecuritization Trust, Series 2009-R2, Class 5A, 3.634%, 1/28/2036 (b)(h)	1,911,345	1,851,046
JP Morgan Alternative Loan Trust, Series 2006-A2, Class 1A4, 1.831% (1 Month LIBOR USD + 0.270%), 5/25/2036 (a)	2,814,056	2,428,162
JP Morgan Alternative Loan Trust, Series 2006-S2, Class A5, 6.380%, 5/25/2036 (d)	9,617,126	8,008,238
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-FL7, Class LAK2, 6.877%, 5/15/2028 (b)(h)	800,000	805,375
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-FL7, Class LAK1, 5.959%, 5/15/2028 (b)(h)	600,000	604,031
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL6, Class B, 3.839% (1 Month LIBOR USD + 2.280%), 11/17/2031 (a)(b)	1,300,000	1,312,763
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WPT, Class D, 5.309% (1 Month LIBOR USD + 3.750%), 10/17/2033 (a)(b)	3,000,000	3,030,114
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB12, Class B, 5.318%, 9/12/2037 (h)	10,000,000	9,296,610
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class AJ, 5.502%, 6/12/2047 (h)	5,000,000	4,055,065
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class B, 5.993%, 2/15/2051 (h)	10,000,000	6,007,500
JP Morgan Mortgage Trust, Series 2005-A6, Class 7A1, 3.634%, 8/25/2035 (h)	22,052	20,980
JP Morgan Mortgage Trust, Series 2005-A8, Class 3A1, 3.471%, 11/25/2035 (h)	365,244	351,761
JP Morgan Mortgage Trust, Series 2005-S3, Class 1A14, 5.500%, 1/25/2036	2,686,482	2,533,845
JP Morgan Mortgage Trust, Series 2006-A1, Class 2A2, 3.611%, 2/25/2036 (h)	427,351	397,541

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
JP Morgan Mortgage Trust, Series 2006-A6, Class 3A2, 3.482%, 10/25/2036 (h)	$618,992	$540,931
JP Morgan Mortgage Trust, Series 2006-A6, Class 2A4L, 3.623%, 10/25/2036 (h)	1,817,106	1,641,931
JP Morgan Mortgage Trust, Series 2007-A3, Class 1A1, 3.508%, 5/25/2037 (h)	548,734	510,112
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A3, 3.344%, 6/25/2037 (h)	3,769,782	3,373,065
JP Morgan Resecuritization Trust, Series 2010-6, Class 3A8, 3.477%, 3/28/2034 (b)(h)	1,271,819	1,227,903
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class RIM, 4.304%, 9/17/2047 (b)	5,000,000	4,730,850
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class C, 4.446%, 11/18/2047 (h)	7,398,500	7,401,060
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class C, 4.617%, 8/17/2048 (h)	10,000,000	9,974,360
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class C, 3.659%, 9/15/2050 (h)	9,750,000	9,432,667
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class D, 3.000%, 10/17/2050 (b)	4,000,000	3,164,164
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class C, 6.266%, 7/15/2040 (h)	2,500,000	2,469,333
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class AJ, 6.319%, 4/15/2041 (h)	4,065,869	2,317,545
LCCM, Series 2017-LC26, Class C, 4.706%, 7/12/2050 (b)	9,000,000	8,879,724
Lehman Mortgage Trust, Series 2007-5, Class PO1, 0.000%, 6/25/2037 (c)	97,715	80,888
Lehman Mortgage Trust, Series 2007-9, Class AP, 0.000%, 10/25/2037 (c)	197,285	167,524
Lehman XS Trust, Series 2005-5N, Class 3A1A, 1.861% (1 Month LIBOR USD + 0.300%), 11/25/2035 (a)	14,379,563	13,383,434
Lehman XS Trust, Series 2005-7N, Class 1A1A, 1.831% (1 Month LIBOR USD + 0.270%), 12/25/2035 (a)	8,149,496	8,001,835
Lehman XS Trust, Series 2005-9N, Class 1A1, 1.831% (1 Month LIBOR USD + 0.270%), 2/25/2036 (a)	4,364,172	3,940,878
Lehman XS Trust, Series 2007-18N, Class 2A1, 2.402% (1 Month LIBOR USD + 0.850%), 10/25/2037 (a)	1,994,242	1,813,029
Lehman XS Trust, Series 2006-2N, Class 1A1, 1.821% (1 Month LIBOR USD + 0.260%), 2/25/2046 (a)	3,640,785	3,107,155
Lehman XS Trust, Series 2006-4N, Class A1C1, 1.791% (1 Month LIBOR USD + 0.230%), 4/25/2046 (a)	18,726,910	17,315,051
Lehman XS Trust, Series 2006-GP1, Class A3A, 1.791% (1 Month LIBOR USD + 0.230%), 5/25/2046 (a)	2,565,521	2,347,583
Lehman XS Trust, Series 2006-10N, Class 1A3A, 1.771% (1 Month LIBOR USD + 0.210%), 7/25/2046 (a)	3,822,298	3,583,446
Lehman XS Trust, Series 2006-14N, Class 2A, 1.761% (1 Month LIBOR USD + 0.200%), 9/25/2046 (a)	12,621,362	11,939,518
Lehman XS Trust, Series 2006-16N, Class A4A, 1.751% (1 Month LIBOR USD + 0.190%), 11/25/2046 (a)	3,987,879	3,666,875
Lehman XS Trust, Series 2007-4N, Class 2AX, 1.759%, 3/25/2047 (e)(h)	14,796,328	1,053,410
Lehman XS Trust, Series 2007-4N, Class 1A3, 1.801% (1 Month LIBOR USD + 0.240%), 3/25/2047 (a)(i)	31,946,682	27,218,956
Lehman XS Trust, Series 2007-15N, Class 3A1, 1.811% (1 Month LIBOR USD + 0.250%), 8/25/2047 (a)(i)	32,505,860	26,631,889
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.870%, 3/10/2050 (b)(h)	8,500,000	7,989,133
LSTAR Securities Investment Ltd., Series 2017-2, Class A1, 3.568% (1 Month LIBOR USD + 2.000%), 2/1/2022 (a)(b)	6,662,835	6,686,555
LSTAR Securities Investment Ltd., Series 2017-3, Class A1, 3.568% (1 Month LIBOR USD + 2.000%), 4/1/2022 (a)(b)	5,755,378	5,805,266
LSTAR Securities Investment Ltd., Series 2017-8, Class A, 3.224% (1 Month LIBOR USD + 1.650%), 11/1/2022 (a)(b)	5,651,340	5,649,186

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Luminent Mortgage Trust, Series 2006-3, Class 12A1, 1.771% (1 Month LIBOR USD + 0.210%), 5/25/2036 (a)	$5,912,500	$5,588,093
Luminent Mortgage Trust, Series 2006-5, Class X, 1.584%, 7/25/2036 (e)(h)	55,210,954	2,646,868
Luminent Mortgage Trust, Series 2006-5, Class A1A, 1.751% (1 Month LIBOR USD + 0.190%), 7/25/2036 (a)	9,402,363	6,995,358
Luminent Mortgage Trust, Series 2007-1, Class 1A1, 1.721% (1 Month LIBOR USD + 0.160%), 11/25/2036 (a)	5,397,943	4,632,186
Luminent Mortgage Trust, Series 2006-7, Class 2A1, 1.722% (1 Month LIBOR USD + 0.170%), 12/25/2036 (a)	12,188,101	10,960,113
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 1.841% (1 Month LIBOR USD + 0.280%), 5/25/2037 (a)	9,910,105	9,424,034
Luminent Mortgage Trust, Series 2006-6, Class A1, 1.761% (1 Month LIBOR USD + 0.200%), 10/25/2046 (a)(i)	24,091,525	22,740,545
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 2A2, 3.762%, 12/25/2034 (h)	24,766	23,168
MASTR Adjustable Rate Mortgages Trust, Series 2005-1, Class 9A1, 3.555%, 1/25/2035 (h)	387,350	377,469
MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 3.446%, 3/25/2035 (h)	470,404	460,407
MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 3.627%, 3/25/2035 (h)	1,498,164	1,464,596
MASTR Adjustable Rate Mortgages Trust, Series 2005-6, Class 7A1, 3.633%, 6/25/2035 (h)	959,134	890,539
MASTR Adjustable Rate Mortgages Trust, Series 2005-6, Class 3AX, 0.433%, 7/25/2035 (e)(h)	10,499,823	259,325
MASTR Adjustable Rate Mortgages Trust, Series 2005-7, Class 2A1, 3.384%, 9/25/2035 (h)	2,208,780	2,008,558
MASTR Adjustable Rate Mortgages Trust, Series 2005-8, Class 3A1, 3.856% (12 Month LIBOR USD + 1.750%), 12/25/2035 (a)	15,175,413	14,625,077
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 3.638%, 1/25/2036 (h)	4,058,373	3,978,962
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A1, 1.711% (1 Month LIBOR USD + 0.150%), 3/25/2047 (a)	1,928,358	1,754,390
MASTR Alternative Loan Trust, Series 2007-1, Class 15PO, 0.000%, 11/25/2021 (c)	11,893	6,254
MASTR Alternative Loan Trust, Series 2004-6, Class 30PO, 0.000%, 7/25/2034 (c)	201,573	165,522
MASTR Alternative Loan Trust, Series 2006-1, Class A2, 2.261% (1 Month LIBOR USD + 0.700%), 2/25/2036 (a)	3,351,241	2,071,978
MASTR Alternative Loan Trust, Series 2006-2, Class 1A2, 6.000%, 3/25/2036	832,841	797,246
MASTR Alternative Loan Trust, Series 2007-HF1, Class 4A1, 7.000%, 10/25/2047	14,263,638	11,767,630
MASTR Asset Securitization Trust, Series 2005-2, Class PO, 0.000%, 11/25/2035 (c)	63,699	53,385
MASTR Asset Securitization Trust, Series 2007-1, Class AP, 0.000%, 11/25/2037 (c)	29,156	23,287
MASTR Resecuritization Trust, Series 2008-4, Class A1, 6.000%, 6/27/2036 (b)(h)	3,011,299	2,750,713
MASTR Resecuritization Trust, Series 2008-3, Class A1, 1.987%, 8/25/2037 (b)(h)	10,835,733	8,125,608
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-1, Class 1A1, 3.764%, 4/25/2037 (h)	4,375,000	4,111,345
Merrill Lynch Mortgage Investors Trust, Series 2003-B, Class A1, 2.241% (1 Month LIBOR USD + 0.680%), 4/25/2028 (a)	3,932,398	3,878,863
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 3.353%, 11/25/2035 (h)	14,155,143	14,307,099
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 2A1E, 3.542%, 12/25/2035 (h)	1,488,383	1,420,970
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 4.148%, 5/25/2036 (h)	1,864,875	1,730,417
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV2C, 1.791% (1 Month LIBOR USD + 0.230%), 9/25/2037 (a)	19,241,432	15,754,480
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class AM, 5.750%, 6/12/2050 (h)	139,150	140,230
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class D, 4.755%, 6/17/2047 (b)(h)	10,000,000	8,931,150
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class C, 4.451%, 8/16/2047 (h)(j)	10,000,000	9,791,490

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class D, 4.241%, 4/17/2048 (b)(h)	$3,000,000	$2,631,678
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class C, 4.351%, 5/15/2048 (h)	3,500,000	3,445,726
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class C, 4.752%, 5/17/2049 (h)	10,400,000	10,874,032
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class D, 3.356%, 5/15/2050 (b)	4,650,000	3,815,855
Morgan Stanley Capital I Trust, Series 2017-ASHF, Class A, 2.409% (1 Month LIBOR USD + 0.850%), 11/15/2034 (a)(b)	6,500,000	6,550,434
Morgan Stanley Capital I Trust, Series 2017-CLS, Class E, 3.509% (1 Month LIBOR USD + 1.950%), 11/15/2034 (a)(b)	4,500,000	4,515,786
Morgan Stanley Capital I Trust, Series 2017-ASHF, Class D, 3.759% (1 Month LIBOR USD + 2.200%), 11/15/2034 (a)(b)	9,000,000	9,050,139
Morgan Stanley Capital I Trust, Series 2017-CLS, Class F, 4.159% (1 Month LIBOR USD + 2.600%), 11/15/2034 (a)(b)	4,500,000	4,515,629
Morgan Stanley Capital I Trust, Series 2016-PSQ, Class C, 3.826%, 1/12/2038 (b)(h)	5,000,000	4,699,240
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class D, 5.587%, 2/12/2044 (h)	6,000,000	600,750
Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.483%, 6/17/2044 (b)(h)	3,500,000	3,617,194
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class AJFX, 6.162%, 12/12/2049 (h)	1,838,800	1,722,347
Morgan Stanley Capital I, Inc., Series 2017-JWDR, Class E, 4.609% (1 Month LIBOR USD + 3.050%), 11/15/2034 (a)(b)	4,250,000	4,285,607
Morgan Stanley Capital I, Inc., Series 2017-JWDR, Class F, 5.609% (1 Month LIBOR USD + 4.050%), 11/15/2034 (a)(b)	4,250,000	4,284,472
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3A, 3.350%, 7/25/2035 (h)	1,624,596	1,505,266
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 1A, 3.373%, 7/25/2035 (h)(i)	14,935,697	12,161,914
Morgan Stanley Mortgage Loan Trust, Series 2005-5AR, Class 1A4, 1.931% (1 Month LIBOR USD + 0.370%), 9/25/2035 (a)	4,753,755	4,726,787
Morgan Stanley Mortgage Loan Trust, Series 2005-9AR, Class 1A, 1.851% (1 Month LIBOR USD + 0.290%), 12/25/2035 (a)	3,129,438	2,572,219
Morgan Stanley Mortgage Loan Trust, Series 2005-11AR, Class A1, 1.841% (1 Month LIBOR USD + 0.280%), 1/25/2036 (a)	1,446,013	1,104,335
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A1, 1.811% (1 Month LIBOR USD + 0.250%), 3/25/2036 (a)	5,890,920	4,823,014
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A3, 1.821% (1 Month LIBOR USD + 0.260%), 3/25/2036 (a)	3,559,529	2,914,211
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1AX, 2.455%, 3/25/2036 (e)(h)	44,268,355	4,198,145
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 3.490%, 3/25/2036 (h)	3,880,845	3,383,666
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A1, 3.490%, 3/25/2036 (h)(j)	13,867,729	12,067,102
Morgan Stanley Mortgage Loan Trust, Series 2006-5AR, Class AX, 2.241%, 4/25/2036 (e)(h)	42,422,773	3,256,287
Morgan Stanley Mortgage Loan Trust, Series 2006-9AR, Class A1, 1.731% (1 Month LIBOR USD + 0.170%), 8/25/2036 (a)	2,915,579	1,540,196
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2A5, 2.844%, 6/25/2037 (h)	992,955	661,211
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2A3, 3.483%, 6/25/2037 (h)	2,636,819	1,899,886
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1, 3.349%, 11/25/2037 (h)	9,525,441	8,864,014
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 2A5S, 6.000%, 2/25/2047 (d)	4,066,108	2,858,507
Morgan Stanley Re-REMIC Trust, Series 2012-R1, Class 1B, 0.397% (1 Month LIBOR USD + 0.180%), 2/26/2037 (a)(b)	20,807,288	18,725,103

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Morgan Stanley Re-REMIC Trust, Series 2010-R6, Class 4B, 1.742% (1 Month LIBOR USD + 0.190%), 2/26/2037 (a)(b)	$15,518,922	$13,671,006
Morgan Stanley Resecuritization Trust, Series 2014-R2, Class 1B, 1.874% (12 Month US Treasury Average + 0.820%), 12/27/2046 (a)(b)	20,158,676	14,741,213
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class CB3, 0.598%, 8/27/2047 (b)(h)	1,010,309	668,566
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class CB2, 0.598%, 8/27/2047 (b)(h)	5,146,000	3,721,989
MortgageIT Mortgage Loan Trust, Series 2006-1, Class 1X, 1.962%, 4/25/2036 (e)(h)	25,795,204	1,688,064
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2, Class A1, 2.052% (1 Month LIBOR USD + 0.500%), 9/25/2037 (a)(i)	21,964,615	21,577,906
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 2A12, 1.711% (1 Month LIBOR USD + 0.150%), 6/25/2047 (a)	5,098,531	4,026,208
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 2A14, 1.841% (1 Month LIBOR USD + 0.280%), 6/25/2047 (a)	4,686,999	3,822,623
MortgageIT Trust, Series 2005-2, Class 1A1, 2.081% (1 Month LIBOR USD + 0.520%), 5/25/2035 (a)	523,986	515,039
MortgageIT Trust, Series 2006-1, Class 2A1A, 1.771% (1 Month LIBOR USD + 0.210%), 4/25/2036 (a)	5,439,887	4,924,311
Motel 6 Trust, Series 2017-MTL6, Class E, 4.809% (1 Month LIBOR USD + 3.250%), 8/15/2034 (a)(b)	3,963,230	4,030,300
Motel 6 Trust, Series 2017-MTL6, Class F, 5.809% (1 Month LIBOR USD + 4.250%), 8/15/2034 (a)(b)	4,706,336	4,766,897
MSCG Trust, Series 2016-SNR, Class C, 5.205%, 11/16/2034 (b)	5,000,000	5,027,155
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A1, 3.922%, 8/25/2035 (h)	3,015,035	2,990,999
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR1, Class 2A1, 3.672%, 2/25/2036 (h)	1,332,987	1,101,886
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR3, Class A1A, 1.721% (1 Month LIBOR USD + 0.160%), 10/25/2036 (a)	2,211,251	1,793,513
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR4, Class A3, 1.731% (1 Month LIBOR USD + 0.170%), 12/25/2036 (a)	340,823	281,819
Nomura Resecuritization Trust, Series 2014-6R, Class 3A2, 1.812% (1 Month LIBOR USD + 0.260%), 1/26/2036 (a)(b)	7,037,372	6,230,840
Nomura Resecuritization Trust, Series 2015-2R, Class 3A1, 1.998% (1 Month LIBOR USD + 0.150%), 11/26/2036 (a)(b)	2,697,613	2,676,180
Nomura Resecuritization Trust, Series 2011-4RA, Class 1A10, 2.768%, 12/29/2036 (b)(h)	12,517,489	11,431,859
Nomura Resecuritization Trust, Series 2014-3R, Class 4A15, 1.196% (1 Month LIBOR USD + 0.160%), 3/26/2037 (a)(b)	6,738,236	3,681,435
OCP CLO Ltd., Series 2012-2A, Class ER, 9.746% (3 Month LIBOR USD + 8.300%), 11/22/2025 (a)(b)	3,000,000	3,111,816
PHH Alternative Mortgage Trust, Series 2007-2, Class 4PO, 0.000%, 5/25/2022 (c)	14,192	13,360
PHH Alternative Mortgage Trust, Series 2007-1, Class 21PO, 0.000%, 2/25/2037 (c)	31,178	21,411
PHH Alternative Mortgage Trust, Series 2007-1, Class 1A1, 1.721% (1 Month LIBOR USD + 0.160%), 2/25/2037 (a)	4,618,835	3,900,934
PHH Alternative Mortgage Trust, Series 2007-2, Class 1A3, 1.891% (1 Month LIBOR USD + 0.330%), 5/25/2037 (a)	4,194,044	3,888,906
PHH Alternative Mortgage Trust, Series 2007-2, Class 2A5, 2.111% (1 Month LIBOR USD + 0.550%), 5/25/2037 (a)	8,290,353	6,084,324
PHH Alternative Mortgage Trust, Series 2007-2, Class 2A2, 6.000%, 5/25/2037	1,870,662	1,687,659

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Prime Mortgage Trust, Series 2005-4, Class 2A4, 2.061% (1 Month LIBOR USD + 0.500%), 10/25/2035 (a)	$62,002	$58,566
RAIT Trust, Series 2015-FL5, Class A, 3.654% (1 Month LIBOR USD + 2.100%), 1/17/2031 (a)(b)	211,417	211,946
RAIT Trust, Series 2017-FL7, Class C, 4.059% (1 Month LIBOR USD + 2.500%), 6/15/2037 (a)(b)	7,000,000	7,075,432
ReadyCap Commercial Mortgage Trust, Series 2017-FL1, Class A, 2.411% (1 Month LIBOR USD + 0.850%), 5/25/2034 (a)(b)	1,975,350	1,990,165
ReadyCap Commercial Mortgage Trust, Series 2017-FL1, Class C, 3.811% (1 Month LIBOR USD + 2.250%), 5/25/2034 (a)(b)	1,750,000	1,763,123
Residential Accredit Loans, Inc. Trust, Series 2005-QA4, Class A31, 3.887%, 4/25/2035 (h)	5,749,826	5,311,465
Residential Accredit Loans, Inc. Trust, Series 2005-QS9, Class AP, 0.000%, 6/25/2035 (c)	39,677	31,266
Residential Accredit Loans, Inc. Trust, Series 2005-QS7, Class A1, 5.500%, 6/25/2035	4,103,998	3,776,979
Residential Accredit Loans, Inc. Trust, Series 2005-QS11, Class A2, 2.061% (1 Month LIBOR USD + 0.500%), 7/25/2035 (a)	542,925	462,138
Residential Accredit Loans, Inc. Trust, Series 2005-QA7, Class A22, 3.924%, 7/25/2035 (h)	3,882,211	3,657,443
Residential Accredit Loans, Inc. Trust, Series 2005-QA8, Class CB21, 4.089%, 7/25/2035 (h)	617,494	508,315
Residential Accredit Loans, Inc. Trust, Series 2005-QS12, Class A10, 2.911% (1 Month LIBOR USD + 1.350%), 8/25/2035 (a)	6,861,661	5,870,501
Residential Accredit Loans, Inc. Trust, Series 2005-QS10, Class 3A3, 5.500%, 8/25/2035	1,600,233	1,456,881
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class AP, 0.000%, 9/25/2035 (c)	514,861	333,193
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 1A1, 1.961% (1 Month LIBOR USD + 0.400%), 9/25/2035 (a)	685,855	523,901
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 1A6, 5.500%, 9/25/2035	1,258,408	1,197,622
Residential Accredit Loans, Inc. Trust, Series 2005-QS14, Class 2A1, 6.000%, 9/25/2035	8,446,176	6,400,673
Residential Accredit Loans, Inc. Trust, Series 2005-QS16, Class A1, 2.261% (1 Month LIBOR USD + 0.700%), 11/25/2035 (a)	1,154,197	934,732
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class AP, 0.000%, 12/25/2035 (c)	946,267	720,509
Residential Accredit Loans, Inc. Trust, Series 2005-QA13, Class 2A1, 4.322%, 12/25/2035 (h)	9,353,556	8,520,987
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class A10, 6.000%, 12/25/2035	2,730,142	2,612,369
Residential Accredit Loans, Inc. Trust, Series 2006-QS1, Class A5, 2.471% (1 Month LIBOR USD + 0.910%), 1/25/2036 (a)	12,111,515	9,559,619
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A10, 2.061% (1 Month LIBOR USD + 0.500%), 2/25/2036 (a)	10,078,000	8,150,422
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A2, 2.061% (1 Month LIBOR USD + 0.500%), 2/25/2036 (a)	1,016,816	819,184
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A14, 2.261% (1 Month LIBOR USD + 0.700%), 2/25/2036 (a)	12,890,172	10,511,639
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A5, 2.561% (1 Month LIBOR USD + 1.000%), 2/25/2036 (a)	1,715,843	1,416,921
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A9, 5.500%, 2/25/2036	3,423,678	3,210,568
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A8, 1.961% (1 Month LIBOR USD + 0.400%), 3/25/2036 (a)	3,912,573	3,104,525
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A1, 2.261% (1 Month LIBOR USD + 0.700%), 3/25/2036 (a)	7,252,040	6,064,047
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A10, 6.000%, 3/25/2036	442,650	408,635
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A14, 6.000%, 3/25/2036	3,724,910	3,503,721
Residential Accredit Loans, Inc. Trust, Series 2006-QA3, Class A2, 1.861% (1 Month LIBOR USD + 0.300%), 4/25/2036 (a)	23,971,907	21,722,886

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Residential Accredit Loans, Inc. Trust, Series 2006-QS4, Class A2, 6.000%, 4/25/2036	$1,749,720	$1,588,786
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class AP, 0.000%, 5/25/2036 (c)	206,042	151,816
Residential Accredit Loans, Inc. Trust, Series 2006-QA4, Class A, 1.741% (1 Month LIBOR USD + 0.180%), 5/25/2036 (a)	3,632,630	3,267,526
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A1, 6.000%, 5/25/2036	2,530,800	2,235,970
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A9, 6.000%, 5/25/2036	3,615,833	3,194,473
Residential Accredit Loans, Inc. Trust, Series 2006-QS7, Class A1, 6.000%, 6/25/2036	2,240,596	2,101,076
Residential Accredit Loans, Inc. Trust, Series 2006-QS7, Class A3, 6.000%, 6/25/2036	2,774,654	2,493,202
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1AP, 0.000%, 7/25/2036 (c)	75,882	55,591
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 2AP, 0.000%, 7/25/2036 (c)	64,852	25,562
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A2, 1.741% (1 Month LIBOR USD + 0.180%), 7/25/2036 (a)	2,499,396	1,708,045
Residential Accredit Loans, Inc. Trust, Series 2006-QA6, Class A1, 1.751% (1 Month LIBOR USD + 0.190%), 7/25/2036 (a)	1,513,200	1,402,523
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A8, 2.211% (1 Month LIBOR USD + 0.650%), 7/25/2036 (a)	2,576,895	1,873,704
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A10, 6.500%, 7/25/2036	3,706,068	3,306,468
Residential Accredit Loans, Inc. Trust, Series 2006-QA7, Class 1A1, 1.751% (1 Month LIBOR USD + 0.190%), 8/25/2036 (a)	21,121,465	19,642,308
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A5, 1.861% (1 Month LIBOR USD + 0.300%), 8/25/2036 (a)	2,034,123	1,382,945
Residential Accredit Loans, Inc. Trust, Series 2006-QS8, Class A1, 6.000%, 8/25/2036	4,785,524	4,244,248
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A8, 6.000%, 8/25/2036	5,439,317	4,583,152
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A1, 6.000%, 8/25/2036	4,757,892	4,402,996
Residential Accredit Loans, Inc. Trust, Series 2008-QR1, Class 1A4, 6.000%, 8/25/2036	1,277,225	1,105,046
Residential Accredit Loans, Inc. Trust, Series 2006-QS8, Class A2, 6.000%, 8/25/2036	2,234,915	2,033,848
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A2, 6.000%, 8/25/2036	5,459,520	4,875,488
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A10, 6.000%, 8/25/2036	500,453	435,665
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A15, 6.000%, 8/25/2036	653,248	571,189
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class AP, 0.000%, 9/25/2036 (c)	343,784	255,190
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A7, 2.211% (1 Month LIBOR USD + 0.650%), 9/25/2036 (a)	6,985,579	5,624,726
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A18, 5.750%, 9/25/2036	713,123	631,853
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A4, 6.000%, 9/25/2036	7,202,354	6,533,090
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class AP, 0.000%, 10/25/2036 (c)	272,925	170,918
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class A5, 6.500%, 10/25/2036	2,687,249	2,589,653
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class A1, 6.500%, 10/25/2036	3,539,212	3,270,331
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class AP, 0.000%, 11/25/2036 (c)	258,469	151,662
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A15, 1.861% (1 Month LIBOR USD + 0.300%), 11/25/2036 (a)	3,792,231	2,693,720
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A7, 6.000%, 11/25/2036	903,952	809,325
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A10, 6.000%, 11/25/2036	7,395,908	6,510,640
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A3, 6.000% (1 Month LIBOR USD + 0.550%), 11/25/2036 (a)	18,906,815	17,262,943
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A1, 6.500%, 11/25/2036	1,314,115	1,112,846
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A13, 6.500%, 11/25/2036	1,990,747	1,756,567
Residential Accredit Loans, Inc. Trust, Series 2006-QA11, Class A1, 1.731% (1 Month LIBOR USD + 0.170%), 12/25/2036 (a)	295,800	247,885

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A2, 1.741% (1 Month LIBOR USD + 0.180%), 12/25/2036 (a)	$1,092,722	$981,443
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A1, 1.746% (1 Month LIBOR USD + 0.190%), 12/25/2036 (a)	4,499,289	4,180,758
Residential Accredit Loans, Inc. Trust, Series 2006-QS18, Class 2A1, 2.011% (1 Month LIBOR USD + 0.450%), 12/25/2036 (a)	16,546,977	11,702,634
Residential Accredit Loans, Inc. Trust, Series 2006-QS17, Class A7, 6.000%, 12/25/2036	5,345,324	4,709,883
Residential Accredit Loans, Inc. Trust, Series 2006-QS17, Class A6, 6.250%, 12/25/2036	12,457,521	11,034,311
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 1AP, 0.000%, 1/25/2037 (c)	288,900	187,768
Residential Accredit Loans, Inc. Trust, Series 2007-QA1, Class A3, 1.731% (1 Month LIBOR USD + 0.170%), 1/25/2037 (a)	4,402,987	3,978,980
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A4, 2.111% (1 Month LIBOR USD + 0.550%), 1/25/2037 (a)	19,823,849	14,829,845
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A10, 6.000%, 1/25/2037	3,820,123	3,311,352
Residential Accredit Loans, Inc. Trust, Series 2007-QS2, Class A4, 6.250%, 1/25/2037	2,103,671	1,744,739
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class AP, 0.000%, 2/25/2037 (c)	1,028,457	517,634
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class AV, 0.359%, 2/25/2037 (e)(h)	55,140,298	843,977
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class AP, 0.000%, 3/25/2037 (c)	648,856	361,336
Residential Accredit Loans, Inc. Trust, Series 2007-QS4, Class 4A3, 0.000%, 3/25/2037 (c)	876,182	66,248
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class A1, 5.500%, 3/25/2037	867,723	744,252
Residential Accredit Loans, Inc. Trust, Series 2007-QS4, Class 3A4, 6.000%, 3/25/2037	6,476,353	5,602,531
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class AP, 0.000%, 4/25/2037 (c)	1,024,017	592,020
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class A1, 1.891% (1 Month LIBOR USD + 0.330%), 4/25/2037 (a)	5,352,229	3,920,776
Residential Accredit Loans, Inc. Trust, Series 2007-QA3, Class A1, 1.661% (1 Month LIBOR USD + 0.100%), 5/25/2037 (a)	4,017,046	3,583,177
Residential Accredit Loans, Inc. Trust, Series 2007-QA3, Class A3, 1.751% (1 Month LIBOR USD + 0.190%), 5/25/2037 (a)	17,006,355	15,233,595
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 1A1, 6.000%, 5/25/2037	15,386,554	13,980,284
Residential Accredit Loans, Inc. Trust, Series 2007-QS8, Class A3, 2.161% (1 Month LIBOR USD + 0.600%), 6/25/2037 (a)	5,560,851	4,134,493
Residential Accredit Loans, Inc. Trust, Series 2007-QS8, Class A13, 6.000%, 6/25/2037	1,415,911	1,234,507
Residential Accredit Loans, Inc. Trust, Series 2007-QS9, Class AP, 0.000%, 7/25/2037 (c)	2,465,838	1,346,831
Residential Accredit Loans, Inc. Trust, Series 2007-QH7, Class 2A1, 1.861% (1 Month LIBOR USD + 0.300%), 8/25/2037 (a)	30,641,555	28,761,052
Residential Accredit Loans, Inc. Trust, Series 2007-QS10, Class A1, 6.500%, 9/25/2037	5,225,636	4,691,409
Residential Accredit Loans, Inc. Trust, Series 2006-QO9, Class 1A3A, 1.761% (1 Month LIBOR USD + 0.200%), 12/25/2046 (a)(i)	35,616,228	31,135,532
Residential Asset Securitization Trust, Series 2007-A8, Class 3A1, 6.231%, 8/25/2022 (h)	1,114,954	948,516
Residential Asset Securitization Trust, Series 2004-A9, Class A4, 5.250%, 12/25/2034	6,866,539	6,943,032
Residential Asset Securitization Trust, Series 2005-A3, Class AX, 0.313%, 4/25/2035 (e)(h)	30,196,529	437,819
Residential Asset Securitization Trust, Series 2005-A4, Class A1, 2.011% (1 Month LIBOR USD + 0.450%), 4/25/2035 (a)	4,779,277	3,675,183
Residential Asset Securitization Trust, Series 2005-A6CB, Class A1, 5.500%, 6/25/2035	2,964,834	2,744,063
Residential Asset Securitization Trust, Series 2005-A10, Class A4, 5.500%, 9/25/2035	1,074,812	1,009,641
Residential Asset Securitization Trust, Series 2005-A10, Class A3, 5.500%, 9/25/2035	3,803,566	3,621,725
Residential Asset Securitization Trust, Series 2005-A11, Class 1A1, 2.011% (1 Month LIBOR USD + 0.450%), 10/25/2035 (a)	3,801,314	3,023,135
Residential Asset Securitization Trust, Series 2005-A11, Class 1A3, 5.500%, 10/25/2035	3,454,882	3,169,457

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Residential Asset Securitization Trust, Series 2005-A12, Class A10, 2.011% (1 Month LIBOR USD + 0.450%), 11/25/2035 (a)	$1,572,467	$1,180,012
Residential Asset Securitization Trust, Series 2005-A12, Class A6, 2.061% (1 Month LIBOR USD + 0.500%), 11/25/2035 (a)	7,858,938	5,915,698
Residential Asset Securitization Trust, Series 2005-A14, Class A3, 5.500%, 12/25/2035	995,862	841,519
Residential Asset Securitization Trust, Series 2006-A4, Class 2A1, 2.261% (1 Month LIBOR USD + 0.700%), 5/25/2036 (a)	1,681,263	1,517,034
Residential Asset Securitization Trust, Series 2006-A2, Class A5, 2.261% (1 Month LIBOR USD + 0.700%), 5/25/2036 (a)	2,518,902	1,468,034
Residential Asset Securitization Trust, Series 2006-A8, Class 2A4, 6.500%, 8/25/2036	11,242,135	7,177,597
Residential Asset Securitization Trust, Series 2006-A8, Class 2A2, 6.750%, 8/25/2036	11,319,248	7,433,033
Residential Asset Securitization Trust, Series 2006-A16, Class 2A1, 6.000%, 2/25/2037	9,109,513	4,969,476
Residential Asset Securitization Trust, Series 2007-A7, Class A6, 6.000%, 7/25/2037	3,934,834	3,007,799
Residential Funding Mortgage Securities Trust, Series 2005-S7, Class AP, 0.000%, 11/25/2035 (c)	161,620	128,941
Residential Funding Mortgage Securities Trust, Series 2005-SA5, Class 2A, 4.069%, 11/25/2035 (h)	579,308	543,132
Residential Funding Mortgage Securities Trust, Series 2005-S9, Class AP, 0.000%, 12/25/2035 (c)	467,889	379,090
Residential Funding Mortgage Securities Trust, Series 2006-S2, Class AP, 0.000%, 2/25/2036 (c)	46,895	38,280
Residential Funding Mortgage Securities Trust, Series 2006-SA1, Class 1A1, 4.068%, 2/25/2036 (h)	2,235,419	2,080,493
Residential Funding Mortgage Securities Trust, Series 2006-S3, Class AP, 0.000%, 3/25/2036 (c)	11,027	7,928
Residential Funding Mortgage Securities Trust, Series 2006-S4, Class AP, 0.000%, 4/25/2036 (c)	304,428	253,530
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A4, 0.000%, 6/25/2036 (c)	104,583	78,195
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A12, 6.000%, 6/25/2036	1,558,312	1,531,972
Residential Funding Mortgage Securities Trust, Series 2006-S6, Class A14, 6.000%, 7/25/2036	307,048	301,856
Residential Funding Mortgage Securities Trust, Series 2006-S7, Class A7, 6.250%, 8/25/2036	143,419	134,875
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1AP, 0.000%, 10/25/2036 (c)	79,799	57,664
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1A3, 6.000%, 10/25/2036	1,213,602	1,126,310
Residential Funding Mortgage Securities Trust, Series 2006-S11, Class AP, 0.000%, 11/25/2036 (c)	91,468	63,803
Residential Funding Mortgage Securities Trust, Series 2006-S12, Class 2AP, 0.000%, 12/25/2036 (c)	53,750	42,043
Residential Funding Mortgage Securities Trust, Series 2007-S1, Class A7, 6.000%, 1/25/2037	3,860,411	3,573,899
Residential Funding Mortgage Securities Trust, Series 2007-S5, Class AP, 0.000%, 5/25/2037 (c)	549,565	408,344
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E, 4.478% (1 Month LIBOR USD + 3.000%), 6/15/2033 (a)(b)	4,750,000	4,816,220
Sequoia Mortgage Trust, Series 2003-8, Class A1, 2.201% (1 Month LIBOR USD + 0.640%), 1/20/2034 (a)	1,295,800	1,248,778
Sequoia Mortgage Trust, Series 2004-4, Class A, 2.071% (6 Month LIBOR USD + 0.520%), 5/20/2034 (a)	2,026,187	1,954,308
Sequoia Mortgage Trust, Series 2004-7, Class A3B, 2.557% (6 Month LIBOR USD + 1.100%), 8/20/2034 (a)	114,999	108,509
Sequoia Mortgage Trust, Series 2004-8, Class A2, 2.197% (6 Month LIBOR USD + 0.740%), 9/20/2034 (a)	3,055,186	2,955,388
Sequoia Mortgage Trust, Series 2007-3, Class 1A1, 1.761% (1 Month LIBOR USD + 0.200%), 7/20/2036 (a)	868,272	818,910
Sequoia Mortgage Trust, Series 2007-2, Class 2AA1, 3.519%, 1/20/2038 (h)	923,911	888,964
Sequoia Mortgage Trust, Series 2014-3, Class AI01, 0.250%, 10/25/2044 (b)(e)	6,733,771	66,388
Sequoia Mortgage Trust, Series 2007-1, Class 5A1, 3.360%, 10/20/2046 (h)	6,298,793	5,509,630
Sequoia Mortgage Trust, Series 2007-1, Class 2A1, 3.545%, 2/20/2047 (h)	1,953,209	1,811,140
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class C, 4.845%, 10/13/2048 (h)	4,000,000	4,049,304

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A, 1.931% (1 Month LIBOR USD + 0.370%), 7/25/2034 (a)	$212,890	$211,441
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-1, Class 1A1, 3.493%, 2/25/2035 (h)	5,018,356	4,930,600
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 5A, 4.005%, 3/25/2035 (h)	2,232,034	2,076,414
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-9, Class AX, 0.720%, 5/25/2035 (e)(h)	61,976,741	1,448,520
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 5A1, 3.442%, 8/25/2035 (h)	5,011,721	4,397,089
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 3A1, 3.582%, 8/25/2035 (h)	101,284	98,451
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 6A1, 3.609%, 9/25/2035 (h)	1,530,517	1,411,115
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 1A, 3.629%, 11/25/2035 (h)	4,973,369	4,464,310
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-4, Class 1A2, 1.781% (1 Month LIBOR USD + 0.220%), 5/25/2037 (a)	8,323,969	7,243,685
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 2A1, 1.751% (1 Month LIBOR USD + 0.190%), 7/25/2037 (a)	988,959	941,784
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-8, Class 1A2, 3.068% (1 Month LIBOR USD + 1.500%), 9/25/2037 (a)	2,146,281	1,872,553
Structured Asset Mortgage Investments II Trust, Series 2004-AR7, Class X, 0.645%, 4/19/2035 (Acquired 01/06/2017, Cost $502,409) (e)(f)(h)	22,948,901	671,118
Structured Asset Mortgage Investments II Trust, Series 2006-AR7, Class A1BG, 1.681% (1 Month LIBOR USD + 0.120%), 8/25/2036 (a)	8,842,556	8,026,423
Structured Asset Mortgage Investments II Trust, Series 2005-AR2, Class 1X, 1.209%, 5/25/2045 (Acquired 06/27/2017, Cost $833,974) (e)(f)(h)	21,279,449	1,047,268
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-6A, Class 2A1, 3.449%, 3/25/2033 (h)	55,211	54,743
Structured Asset Securities Corp. Trust, Series 2005-10, Class 5A4, 5.750%, 12/25/2034	195,417	189,872
Structured Asset Securities Corp. Trust, Series 2005-1, Class AP, 0.000%, 2/25/2035 (c)	75,755	71,517
Structured Asset Securities Corp. Trust, Series 2005-16, Class 4A1, 4.720%, 9/25/2035 (h)(i)	15,829,838	14,686,797
Sutherland Commercial Mortgage Loans, Series 2017-SBC6, Class A, 3.192%, 5/25/2037 (b)	4,890,643	4,882,955
Sutherland Commercial Mortgage Loans, Series 2017-SBC6, Class B, 5.031%, 5/25/2037 (b)	7,000,000	7,016,807
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class F, 4.894%, 5/11/2063 (b)(h)	7,000,000	4,633,545
Velocity Commercial Capital Loan Trust, Series 2017-1, Class AFL, 2.811% (1 Month LIBOR USD + 1.250%), 5/25/2047 (a)(b)	861,708	868,585
Velocity Commercial Capital Loan Trust, Series 2017-1, Class AFX, 3.000%, 5/25/2047 (b)(h)	1,378,732	1,372,579
Velocity Commercial Capital Loan Trust, Series 2017-2, Class AFX, 3.070%, 11/25/2047 (b)	6,325,163	6,372,684
Verus Securitization Trust, Series 2017-2A, Class A1, 2.485%, 7/25/2047 (b)(d)	22,642,429	22,561,958
Verus Securitization Trust, Series 2017-SG1A, Class A1, 2.690%, 11/25/2047 (b)(d)	20,279,157	20,333,039
Verus Securitization Trust, Series 2017-SG1A, Class B1, 3.615%, 11/25/2047 (b)(d)	8,711,571	8,713,308
Verus Securitization Trust, Series 2018-1, Class A1, 2.929%, 1/25/2058 (b)(h)	5,392,475	5,396,778
Verus Securitization Trust, Series 2018-1, Class A2, 3.031%, 1/25/2058 (b)(h)	1,307,000	1,308,035
VMC Finance LLC, Series 2018-FL1, Class A, 2.376% (1 Month LIBOR USD + 0.820%), 4/15/2035 (a)(b)	4,500,000	4,500,000
VMC Finance LLC, Series 2018-FL1, Class C, 3.806% (1 Month LIBOR USD + 2.250%), 4/15/2035 (a)(b)	6,750,000	6,750,000
VMC Finance LLC, Series 2018-FL1, Class D, 4.956% (1 Month LIBOR USD + 3.400%), 4/15/2035 (a)(b)	4,750,000	4,750,000

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AJ, 6.027%, 6/15/2045 (h)	$5,297,613	$4,747,292
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class D, 6.012%, 2/15/2051 (h)	7,000,000	2,803,500
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A2, 1.711% (1 Month LIBOR USD + 0.150%), 8/25/2036 (a)	32,573,859	20,548,372
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A3, 1.801% (1 Month LIBOR USD + 0.240%), 8/25/2036 (a)	3,638,908	2,327,049
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A1, 1.641% (1 Month LIBOR USD + 0.080%), 1/25/2037 (a)	13,412,497	9,439,366
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A2, 1.741% (1 Month LIBOR USD + 0.180%), 1/25/2037 (a)	4,594,880	3,201,088
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2003-S12, Class 3A, 5.000%, 11/25/2018	135,059	135,329
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR4, Class A5, 3.081%, 4/25/2035 (h)	1,875,177	1,884,772
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR18, Class 3A1, 3.309%, 1/25/2036 (h)	4,153,892	3,927,052
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1A4, 3.300%, 10/25/2036 (h)	5,933,344	5,436,516
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR14, Class 2A3, 2.991%, 11/25/2036 (h)	1,979,046	1,898,703
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR14, Class 2A2, 2.991%, 11/25/2036 (h)	368,383	327,636
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 1A1, 3.121%, 6/25/2037 (h)	4,733,491	4,390,109
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2004-AR10, Class X, 1.062%, 7/25/2044 (e)(h)	35,512,984	1,377,087
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR11, Class X, 0.880%, 8/25/2045 (e)(h)	71,407,674	3,058,534
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class X, 0.905%, 10/25/2045 (e)(h)	64,157,264	2,835,815
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1, 1.851% (1 Month LIBOR USD + 0.290%), 10/25/2045 (a)	3,672,869	3,516,691
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class X, 0.998%, 11/25/2045 (e)(h)	54,492,485	3,909,836
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR19, Class A1B2, 1.971% (1 Month LIBOR USD + 0.410%), 12/25/2045 (a)	176,830	164,165
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR1, Class 2A1A, 2.202% (12 Month US Treasury Average + 1.070%), 1/25/2046 (a)	3,165,619	3,009,756
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR7, Class 2A, 2.112% (12 Month US Treasury Average + 0.980%), 7/25/2046 (a)	1,523,972	1,403,095
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR9, Class 1A, 2.132% (12 Month US Treasury Average + 1.000%), 8/25/2046 (a)	4,050,985	3,654,714
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR9, Class 2A, 2.246% (11th District Cost of Funds Index + 1.500%), 8/25/2046 (a)	9,342,515	8,920,953
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR13, Class 1A, 2.012% (12 Month US Treasury Average + 0.880%), 10/25/2046 (a)	7,596,985	6,888,095
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR13, Class 2A, 2.246% (11th District Cost of Funds Index + 1.500%), 10/25/2046 (a)	2,355,847	2,295,577

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR17, Class 1A, 1.883% (12 Month US Treasury Average + 0.820%), 12/25/2046 (a)	$1,209,186	$1,102,439
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA2, Class 1A, 1.832% (12 Month US Treasury Average + 0.700%), 3/25/2047 (a)	8,528,715	7,094,399
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2003-MS7, Class P, 0.000%, 3/25/2033 (c)	8,220	7,258
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-4, Class CB9, 1.961% (1 Month LIBOR USD + 0.400%), 6/25/2035 (a)	194,578	159,502
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-4, Class CB3, 2.011% (1 Month LIBOR USD + 0.450%), 6/25/2035 (a)(i)	21,199,446	17,499,040
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-7, Class 3CB, 6.500%, 8/25/2035	1,031,153	893,817
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-9, Class 5A3, 2.911% (1 Month LIBOR USD + 1.350%), 11/25/2035 (a)	3,675,186	2,861,081
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-AR1, Class A1A, 1.821% (1 Month LIBOR USD + 0.260%), 12/25/2035 (a)	5,931,072	5,043,327
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-10, Class 4CB3, 2.161% (1 Month LIBOR USD + 0.600%), 12/25/2035 (a)	4,549,325	3,744,659
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-10, Class 4CB1, 5.750%, 12/25/2035	599,111	589,784
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-11, Class A2, 5.750%, 1/25/2036	4,456,421	4,012,699
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR1, Class A1A, 1.811% (1 Month LIBOR USD + 0.250%), 2/25/2036 (a)	3,786,872	3,144,406
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-8, Class A1, 1.681% (1 Month LIBOR USD + 0.120%), 10/25/2036 (a)	14,927,780	8,093,499
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-8, Class A5, 4.523%, 10/25/2036 (d)	10,550,157	7,079,102
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR10, Class A2A, 1.731% (1 Month LIBOR USD + 0.170%), 12/25/2036 (a)	10,612,887	9,355,419
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-HY1, Class A1, 1.651% (1 Month LIBOR USD + 0.090%), 2/25/2037 (a)	5,853,114	4,019,087
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-HY1, Class A2A, 1.721% (1 Month LIBOR USD + 0.160%), 2/25/2037 (a)	10,148,399	8,158,237
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-HY1, Class A3A, 1.791% (1 Month LIBOR USD + 0.230%), 2/25/2037 (a)	10,211,891	8,295,078
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-3, Class A19, 6.000%, 4/25/2037 (i)	12,941,568	12,253,646
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OC2, Class A3, 1.871% (1 Month LIBOR USD + 0.310%), 6/25/2037 (a)	2,858,567	2,469,365
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR3, Class A1A, 2.102% (12 Month US Treasury Average + 0.970%), 5/25/2046 (a)	14,665,287	12,011,119
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR5, Class 4A, 2.122% (12 Month US Treasury Average + 0.990%), 6/25/2046 (a)	4,665,969	4,111,591
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR8, Class 3X1, 0.687%, 10/25/2046 (e)(h)	27,960,897	1,161,076
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR8, Class 2A, 1.982% (12 Month US Treasury Average + 0.850%), 10/25/2046 (a)(i)	24,130,923	20,803,196

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA3, Class 2A, 1.882% (12 Month US Treasury Average + 0.750%), 2/25/2047 (a)	$5,160,828	$4,115,126
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA3, Class 5A, 1.996% (11th District Cost of Funds Index + 1.250%), 4/25/2047 (a)	1,871,285	1,586,449
Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A9, 2.051% (1 Month LIBOR USD + 0.490%), 3/25/2037 (a)	2,938,040	2,396,486
Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A8, 2.101% (1 Month LIBOR USD + 0.540%), 3/25/2037 (a)	6,535,354	5,163,674
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1, 3.663%, 12/28/2037 (h)	8,407,513	8,110,307
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class C, 3.894%, 2/18/2048	100,000	94,261
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class D, 3.401%, 3/17/2050 (b)	3,148,000	2,611,785
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class C, 4.118%, 9/16/2050	4,600,000	4,497,480
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class C, 4.436%, 12/17/2059 (h)	8,000,000	7,716,520
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631%, 1/15/2060	2,500,000	2,540,395
Wells Fargo Mortgage Backed Securities Trust, Series 2005-2, Class 2A1, 4.750%, 4/25/2020	2,966	2,983
Wells Fargo Mortgage Backed Securities Trust, Series 2003-L, Class 1A4, 3.592%, 11/25/2033 (h)	16,331	16,232
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A5, 3.534%, 3/25/2035 (h)	117,582	115,508
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 7A2, 3.630%, 10/25/2035 (h)	136,537	32,054
Wells Fargo Mortgage Backed Securities Trust, Series 2005-8, Class A1, 5.500%, 10/25/2035	10,305	10,271
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR11, Class A1, 3.484%, 8/25/2036 (h)	748,920	713,849
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13, Class A2, 3.532%, 9/25/2036 (h)	413,589	397,907
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1, 3.754%, 9/25/2036 (h)	1,226,521	1,196,734
Wells Fargo Mortgage Backed Securities Trust, Series 2006-11, Class A18, 6.000%, 9/25/2036	1,722,031	1,659,912
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR14, Class 1A3, 3.595%, 10/25/2036 (h)	2,345,155	2,219,194
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10, Class 2A5, 6.250%, 7/25/2037	76,789	74,916
Wells Fargo Mortgage Backed Securities Trust, Series 2007-13, Class A3, 0.000%, 9/25/2037 (c)	26,933	22,164
Wells Fargo Mortgage Backed Securities Trust, Series 2007-15, Class A1, 6.000%, 11/25/2037	2,132,543	2,104,402
Wells Fargo Mortgage Backed Securities Trust, Series 2007-17, Class APO, 0.000%, 1/25/2038 (c)	60,741	48,957
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class G, 4.579% (1 Month LIBOR USD + 3.020%), 11/15/2029 (a)(b)	6,427,417	6,334,470
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class E, 5.247%, 6/17/2044 (b)(h)	8,704,568	8,560,612
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class D, 3.995%, 6/15/2046 (b)(h)	8,470,000	7,731,331
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class C, 4.513%, 5/17/2047 (h)	2,000,000	1,976,504

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS – (Cost $4,174,834,848)		4,148,528,146

Corporate Obligations – 4.81%
Financial – 4.81%
Ameris Bancorp, 5.750% (3 Month LIBOR USD + 3.620%), 3/15/2027 (a)	1,425,000	1,466,999
Atlantic Capital Bancshares, Inc., 6.250% (3 Month LIBOR USD + 4.680%), 9/30/2025 (a)(b)	2,000,000	2,085,601
Avidbank Holdings, Inc., 6.875% (3 Month LIBOR USD + 5.370%), 11/15/2025 (a)(b)	8,000,000	8,147,630

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Banc of California, Inc., 5.250%, 4/15/2025	$4,650,000	$4,724,166
Bank of Commerce Holdings, 6.875% (3 Month LIBOR USD + 5.260%), 12/10/2025 (a)(b)	9,000,000	8,996,557
Brand Group Holdings, Inc., 8.500%, 6/27/2024 (b)	10,000,000	10,403,006
Business Development Corp. of America, 4.750%, 12/30/2022 (b)	6,000,000	5,970,000
Cadence BanCorp, 6.500% (3 Month LIBOR USD + 4.660%), 3/11/2025 (a)(b)	11,500,000	11,790,615
Capital Bancorp, Inc., 6.950% (3 Month LIBOR USD + 5.340%), 12/1/2025 (Acquired 11/16/2015 through 03/09/2016, Cost $6,240,049) (a)(f)	6,250,000	6,402,321
Citadel LP, 5.375%, 1/17/2023 (b)	5,000,000	5,122,286
ConnectOne Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.930%), 7/1/2025 (a)	10,125,000	10,514,814
Durant Bancorp, Inc., 5.875% (3 Month LIBOR USD + 3.740%), 3/15/2027 (a)(b)	1,000,000	1,007,060
Ellington Financial LLC, 5.250%, 9/1/2022	4,000,000	3,911,082
Empire Bancorp, Inc., 7.375%, 12/17/2025	7,500,000	7,526,404
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (a)	16,000,000	16,533,083
Fidelity Financial Corp., 5.750% (3 Month LIBOR USD + 3.910%), 9/30/2027 (a)	5,000,000	5,050,000
Fifth Third Bank, 2.200%, 10/30/2020	2,000,000	1,975,605
Financial Institutions, Inc., 6.000% (3 Month LIBOR USD + 3.940%), 4/15/2030 (a)	4,000,000	4,172,560
First Midwest Bancorp, Inc., 5.875%, 9/29/2026	8,500,000	9,107,162
First NBC Bank Holding Co., 5.750%, 2/18/2025 (Acquired 02/13/2015, Cost $13,500,000) (f)(k)(l)	13,500,000	2,700,000
First Priority Bank, 7.000%, 11/30/2025 (b)	6,000,000	5,998,040
Franklin Financial Network, Inc., 6.875% (3 Month LIBOR USD + 5.640%), 3/30/2026 (a)	1,500,000	1,604,618
Franklin Financial Network, Inc., 7.000% (3 Month LIBOR USD + 6.040%), 7/1/2026 (a)	2,000,000	2,101,693
Goldman Sachs Group, Inc., 2.876% (3 Month LIBOR USD + 0.820%), 10/31/2022 (a)	2,000,000	1,975,087
Goldman Sachs Group, Inc., 3.272% (3 Month LIBOR USD + 1.200%), 9/29/2025 (a)	1,500,000	1,471,122
Great Southern Bancorp, Inc., 5.250% (3 Month LIBOR USD + 4.090%), 8/15/2026 (a)	3,256,000	3,364,409
Hanmi Financial Corp., 5.450% (3 Month LIBOR USD + 3.320%), 3/30/2027 (a)	2,600,000	2,693,494
Home BancShares, Inc., 5.625% (3 Month LIBOR USD + 3.580%), 4/15/2027 (a)	950,000	991,884
Investar Holding Corp., 6.000% (3 Month LIBOR USD + 3.950%), 3/30/2027 (a)	1,500,000	1,568,026
Jeff Davis Bancshares, Inc., 6.750% (3 Month LIBOR USD + 4.690%), 1/15/2027 (a)	5,000,000	5,041,391
KeyCorp, 2.900%, 9/15/2020	3,000,000	3,012,060
Kingstone Cos, Inc., 5.500%, 12/30/2022	3,000,000	3,044,971
Lakeland Bancorp, Inc., 5.125% (3 Month LIBOR USD + 3.970%), 9/30/2026 (a)	2,900,000	2,970,347
Luther Burbank Corp., 6.500%, 9/30/2024 (b)	19,800,000	21,581,238
Malvern Bancorp, Inc., 6.125% (3 Month LIBOR USD + 4.150%), 2/15/2027 (a)	2,750,000	2,931,624
Marquis Bancorp, Inc., 7.000% (3 Month LIBOR USD + 5.760%), 10/30/2026 (a)	4,000,000	4,020,000
Metropolitan Bancgroup, Inc., 6.500% (3 Month LIBOR USD + 5.550%), 7/1/2026 (a)	2,500,000	2,638,721
Metropolitan Bank Holding Corp., 6.250% (3 Month LIBOR USD + 4.260%), 3/15/2027 (a)(b)	1,000,000	1,003,307
Midland States Bancorp, Inc., 6.500%, 6/18/2025 (Acquired 06/01/2015 through 03/09/2016, Cost $14,954,266) (f)	15,000,000	15,081,042
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.360%), 3/16/2026 (a)	1,800,000	1,842,881
Noah Bank, 9.000%, 4/17/2025 (Acquired 04/15/2015 through 03/09/2016, Cost $4,517,054) (f)	4,500,000	4,531,416
Oconomowoc Bancshares, Inc., 6.875%, 11/17/2025 (b)	6,500,000	6,530,327
Plaza Bancorp, 7.125%, 6/26/2025 (b)	5,000,000	5,034,451
PNC Bank NA, 2.500%, 1/22/2021	1,300,000	1,292,666
PNC Bank NA, 2.450%, 7/28/2022	2,000,000	1,959,699
Preferred Bank, 6.000% (3 Month LIBOR USD + 4.670%), 6/15/2026 (a)	4,938,000	5,209,419
RBB Bancorp, 6.500% (3 Month LIBOR USD + 5.160%), 3/31/2026 (a)	4,000,000	4,221,920
ReadyCap Holdings LLC, 7.500%, 2/15/2022 (b)	3,000,000	3,097,500

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Revere Bank, 5.625% (3 Month LIBOR USD + 4.410%), 9/30/2026 (a)	$6,500,000	$6,793,455
Southern National Bancorp of Virginia, Inc., 5.875% (3 Month LIBOR USD + 3.950%), 1/31/2027 (a)(b)	2,000,000	2,013,981
Southside Bancshares, Inc., 5.500% (3 Month LIBOR USD + 4.300%), 9/30/2026 (a)	3,000,000	3,099,070
Sterling Bancorp, Inc., 7.000% (3 Month LIBOR USD + 5.820%), 4/15/2026 (a)(b)	6,750,000	6,892,561
Synovus Financial Corp., 5.750% (3 Month LIBOR USD + 4.180%), 12/15/2025 (a)	4,321,000	4,562,112
TIAA FSB Holdings, Inc., 5.750%, 7/2/2025	1,750,000	1,927,699
TIAA FSB Holdings, Inc., 6.000% (3 Month LIBOR USD + 4.700%), 3/15/2026 (a)	5,000,000	5,294,634
Towne Bank, 4.500% (3 Month LIBOR USD + 2.550%), 7/30/2027 (a)	2,500,000	2,563,006
Tri-County Financial Group, Inc., 7.000% (3 Month LIBOR USD + 5.860%), 10/15/2026 (a)	7,500,000	7,593,236
Union Bankshares Corp., 5.000% (3 Month LIBOR USD + 3.180%), 12/15/2026 (a)	1,500,000	1,557,032
United Financial Bancorp, Inc., 5.750%, 10/1/2024	10,450,000	11,075,237
United Insurance Holdings Corp., 6.250%, 12/15/2027	7,000,000	7,124,439
USAmeriBancorp, Inc., 6.250% (3 Month LIBOR USD + 4.950%), 4/1/2026 (a)(b)	3,000,000	3,077,983
Your Community Bank, 6.250% (3 Month LIBOR USD + 4.590%), 12/15/2025 (a)	2,000,000	2,071,855

TOTAL CORPORATE OBLIGATIONS – (Cost $311,806,048)		310,066,604

Investment Companies – 0.64%	Shares
Affiliated Mutual Funds – 0.64%
Angel Oak Flexible Income Fund, Institutional Class	2,111,932	19,936,642
Angel Oak High Yield Opportunities Fund, Institutional Class	1,809,838	21,627,561

TOTAL INVESTMENT COMPANIES – (Cost $41,197,377)		41,564,203

Mortgage-Backed Securities – U.S. Government Agency Issues – 9.55%	Principal Amount
Federal Home Loan Mortgage Corp., Series K012, Class A2, 4.184%, 12/25/2020 (h)	$5,104,000	5,321,012
Federal Home Loan Mortgage Corp., Series K013, Class A2, 3.974%, 1/25/2021 (h)	7,260,000	7,515,182
Federal Home Loan Mortgage Corp., Series 2016-KF14, Class B, 10.364% (1 Month LIBOR USD + 8.800%), 1/25/2023 (a)(b)	4,488,942	4,908,119
Federal Home Loan Mortgage Corp., Series KJ16, Class A2, 2.277%, 2/25/2023	9,175,000	8,944,964
Federal Home Loan Mortgage Corp., Series K278, Class A1, 2.741%, 10/25/2023	6,983,856	6,989,297
Federal Home Loan Mortgage Corp., Series KF28, Class A, 1.924% (1 Month LIBOR USD + 0.360%), 1/25/2024 (a)	4,765,930	4,774,466
Federal Home Loan Mortgage Corp., Series 2017-KF28, Class B, 5.564% (1 Month LIBOR USD + 4.000%), 1/25/2024 (a)(b)	2,382,965	2,461,572
Federal Home Loan Mortgage Corp., Series KF29, Class A, 1.924% (1 Month LIBOR USD + 0.360%), 2/25/2024 (a)	4,942,408	4,951,675
Federal Home Loan Mortgage Corp., Series 2017-K725, Class B, 3.880%, 2/25/2024 (b)(h)	4,000,000	3,998,016
Federal Home Loan Mortgage Corp., Series 2014-DN1, Class M3, 6.061% (1 Month LIBOR USD + 4.500%), 2/26/2024 (a)	5,000,000	5,861,115
Federal Home Loan Mortgage Corp., Series KBF1, Class A, 1.954% (1 Month LIBOR USD + 0.390%), 7/25/2024 (a)	7,000,000	7,025,627
Federal Home Loan Mortgage Corp., Series K727, Class AM, 3.037%, 7/25/2024	9,225,000	9,268,081
Federal Home Loan Mortgage Corp., Series K728, Class X1, 0.416%, 8/25/2024 (e)(h)	54,987,464	1,188,389

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Mortgage-Backed Securities – U.S. Government Agency Issues – (continued)
Federal Home Loan Mortgage Corp., Series KF36, Class A, 1.901% (1 Month LIBOR USD + 0.340%), 8/25/2024 (a)	$9,250,000	$9,267,048
Federal Home Loan Mortgage Corp., Series KF35, Class A, 1.914% (1 Month LIBOR USD + 0.350%), 8/25/2024 (a)	15,748,242	15,777,030
Federal Home Loan Mortgage Corp., Series KF34, Class A, 1.924% (1 Month LIBOR USD + 0.360%), 8/25/2024 (a)	2,774,902	2,776,728
Federal Home Loan Mortgage Corp., Series K278, Class A2, 3.064%, 8/25/2024	15,500,000	15,669,513
Federal Home Loan Mortgage Corp., Series 2017-KF36, Class B, 4.214% (1 Month LIBOR USD + 2.650%), 8/25/2024 (a)(b)	4,600,000	4,622,986
Federal Home Loan Mortgage Corp., Series 2017-KF35, Class B, 4.314% (1 Month LIBOR USD + 2.750%), 8/25/2024 (a)(b)	5,749,358	5,864,610
Federal Home Loan Mortgage Corp., Series KF38, Class A, 1.702% (1 Month LIBOR USD + 0.330%), 9/25/2024 (a)	10,999,175	11,028,488
Federal Home Loan Mortgage Corp., Series 2017-K728, Class B, 3.647%, 9/25/2024 (b)(h)	6,000,000	5,915,802
Federal Home Loan Mortgage Corp., Series KF41, Class A, 1.864% (1 Month LIBOR USD + 0.300%), 11/25/2024 (a)	3,499,938	3,501,927
Federal Home Loan Mortgage Corp., Series 2017-KF39, Class D, 4.064% (1 Month LIBOR USD + 2.500%), 11/25/2024 (a)(b)	5,499,929	5,513,662
Federal Home Loan Mortgage Corp., Series 2015-DN1, Class M3, 5.711% (1 Month LIBOR USD + 4.150%), 1/27/2025 (a)	4,855,645	5,251,428
Federal Home Loan Mortgage Corp., Series 2015-HQ1, Class M3, 5.361% (1 Month LIBOR USD + 3.800%), 3/25/2025 (a)	1,650,000	1,788,621
Federal Home Loan Mortgage Corp., Series J15L, Class AFL, 1.914% (1 Month LIBOR USD + 0.350%), 8/25/2025 (a)	6,494,705	6,494,718
Federal Home Loan Mortgage Corp., Series KL1P, Class A2P, 2.700%, 10/25/2025	6,000,000	5,811,540
Federal Home Loan Mortgage Corp., Series KJ17, Class A2, 2.982%, 11/25/2025	11,500,000	11,461,349
Federal Home Loan Mortgage Corp., Series Q005, Class A1, 2.497%, 12/25/2025	9,877,396	9,685,840
Federal Home Loan Mortgage Corp., Series KF16, Class A, 2.194% (1 Month LIBOR USD + 0.630%), 3/25/2026 (a)	382,381	384,228
Federal Home Loan Mortgage Corp., Series KF26, Class A, 1.763% (1 Month LIBOR USD + 0.520%), 10/25/2026 (a)	3,331,298	3,344,054
Federal Home Loan Mortgage Corp., Series 2017-K70, Class C, 3.803%, 4/25/2027 (b)(h)	5,500,000	5,118,872
Federal Home Loan Mortgage Corp., Series 2017-KSW2, Class B, 4.214% (1 Month LIBOR USD + 2.650%), 5/25/2027 (a)(b)	10,042,564	9,976,765
Federal Home Loan Mortgage Corp., Series K069, Class A1, 2.892%, 6/25/2027	8,992,546	8,902,792
Federal Home Loan Mortgage Corp., Series KW03, Class A2, 3.019%, 6/25/2027	12,250,000	12,084,294
Federal Home Loan Mortgage Corp., Series 2017-KF33, Class B, 4.114% (1 Month LIBOR USD + 2.550%), 6/25/2027 (a)(b)	9,512,680	9,560,253
Federal Home Loan Mortgage Corp., Series 2017-KF37, Class B, 4.122% (1 Month LIBOR USD + 2.750%), 6/25/2027 (a)(b)	7,800,000	8,073,874
Federal Home Loan Mortgage Corp., Series 2017-K66, Class B, 4.034%, 7/25/2027 (b)(h)	7,250,000	7,348,107
Federal Home Loan Mortgage Corp., Series KIR3, Class A1, 3.038%, 8/25/2027	6,500,000	6,460,836
Federal Home Loan Mortgage Corp., Series 2017-K67, Class B, 3.944%, 8/25/2027 (b)(h)	2,300,000	2,313,963
Federal Home Loan Mortgage Corp., Series K069, Class X1, 0.369%, 9/25/2027 (e)	81,993,223	2,589,346
Federal Home Loan Mortgage Corp., Series 2017-K69, Class B, 3.726%, 9/25/2027 (b)(h)	7,500,000	7,400,355
Federal Home Loan Mortgage Corp., Series 2017-K69, Class C, 3.726%, 9/25/2027 (b)(h)	6,500,000	5,997,628
Federal Home Loan Mortgage Corp., Series KGL1, Class AFL, 1.924% (1 Month LIBOR USD + 0.360%), 10/25/2027 (a)	10,000,000	10,052,690
Federal Home Loan Mortgage Corp., Series K070, Class X1, 0.327%, 11/25/2027 (e)(h)	217,957,316	6,256,901

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Mortgage-Backed Securities – U.S. Government Agency Issues – (continued)
Federal Home Loan Mortgage Corp., Series K071, Class A2, 3.286%, 11/25/2027	$12,000,000	$12,170,316
Federal Home Loan Mortgage Corp., Series 2017-K71, Class B, 3.753%, 11/25/2027 (b)(h)	2,750,000	2,685,757
Federal Home Loan Mortgage Corp., Series 2017-K71, Class C, 3.753%, 11/25/2027 (b)(h)	2,600,000	2,450,817
Federal Home Loan Mortgage Corp., Series 2017-KF40, Class B, 4.264% (1 Month LIBOR USD + 2.700%), 11/25/2027 (a)(b)	3,499,869	3,545,346
Federal Home Loan Mortgage Corp., Series K072, Class A2, 3.444%, 12/25/2027	5,500,000	5,636,802
Federal Home Loan Mortgage Corp., Series 2015-HQA1, Class M2, 4.211% (1 Month LIBOR USD + 2.650%), 3/27/2028 (a)	1,540,930	1,574,068
Federal Home Loan Mortgage Corp., Series 2015-HQA2, Class M2, 4.361% (1 Month LIBOR USD + 2.800%), 5/25/2028 (a)	2,122,864	2,194,375
Federal Home Loan Mortgage Corp., Series 2016-DNA1, Class M1, 3.011% (1 Month LIBOR USD + 1.450%), 7/25/2028 (a)	180,260	180,690
Federal Home Loan Mortgage Corp., Series 2016-HQA1, Class M2, 4.311% (1 Month LIBOR USD + 2.750%), 9/25/2028 (a)	3,000,000	3,074,160
Federal Home Loan Mortgage Corp., Series 2016-DNA2, Class M2, 3.761% (1 Month LIBOR USD + 2.200%), 10/25/2028 (a)	3,456,250	3,501,406
Federal Home Loan Mortgage Corp., Series 2016-HQA2, Class M1, 2.761% (1 Month LIBOR USD + 1.200%), 11/27/2028 (a)	356,701	357,410
Federal Home Loan Mortgage Corp., Series 2016-DNA3, Class M1, 2.661% (1 Month LIBOR USD + 1.100%), 12/26/2028 (a)	779,224	781,068
Federal Home Loan Mortgage Corp., Series 2016-HQA3, Class M3, 5.411% (1 Month LIBOR USD + 3.850%), 3/26/2029 (a)	11,900,000	13,400,876
Federal Home Loan Mortgage Corp., Series 2017-DNA1, Class M1, 2.761% (1 Month LIBOR USD + 1.200%), 7/25/2029 (a)	1,415,767	1,433,125
Federal Home Loan Mortgage Corp., Series 2017-HQA1, Class M1, 2.761% (1 Month LIBOR USD + 1.200%), 8/27/2029 (a)	5,580,716	5,642,199
Federal Home Loan Mortgage Corp., Series 2017-HQA1, Class M2, 5.111% (1 Month LIBOR USD + 3.550%), 8/27/2029 (a)	5,000,000	5,461,320
Federal Home Loan Mortgage Corp., Series 2017-HQA2, Class M1, 2.361% (1 Month LIBOR USD + 0.800%), 12/26/2029 (a)	6,700,939	6,742,860
Federal Home Loan Mortgage Corp., Series 2017-HQA2, Class M2, 4.211% (1 Month LIBOR USD + 2.650%), 12/26/2029 (a)	7,800,000	8,103,943
Federal Home Loan Mortgage Corp., Series 2017-HQA2, Class B1, 6.311% (1 Month LIBOR USD + 4.750%), 12/26/2029 (a)	950,000	1,038,877
Federal Home Loan Mortgage Corp., Series 2017-HQA3, Class M2, 3.911% (1 Month LIBOR USD + 2.350%), 4/25/2030 (a)	7,000,000	7,169,183
Federal Home Loan Mortgage Corp., Series 2018-SB45, Class A5H, 2.960% (1 Month LIBOR USD + 2.960%), 11/25/2037 (a)	5,000,000	5,014,225
Federal Home Loan Mortgage Corp., Series 2016-K723, Class B, 3.581%, 10/25/2039 (b)(h)	9,400,000	9,307,410
Federal Home Loan Mortgage Corp., Series 4658, Class CE, 3.000%, 7/15/2040	1,712,831	1,718,394
Federal Home Loan Mortgage Corp., Series Q004, Class A4H, 2.786%, 8/25/2046	6,576,998	6,562,596
Federal Home Loan Mortgage Corp., Series 2017-SC02, Class M1, 3.886%, 5/25/2047 (b)(h)	8,502,765	8,575,498
Federal Home Loan Mortgage Corp., Series 2017-K726, Class B, 3.972%, 7/25/2049 (b)(h)	6,400,000	6,451,398
Federal Home Loan Mortgage Corp., Series 2017-K724, Class B, 3.487%, 12/25/2049 (b)(h)	1,500,000	1,473,261
Federal Home Loan Mortgage Corp., Series 2017-K61, Class B, 3.682%, 12/25/2049 (b)(h)	4,500,000	4,464,310
Federal Home Loan Mortgage Corp., Series 2017-K62, Class B, 3.875%, 1/25/2050 (b)(h)	7,940,000	8,002,027
Federal Home Loan Mortgage Corp., Series 2017-K63, Class C, 3.873%, 2/25/2050 (b)(h)	7,500,000	6,692,393
Federal Home Loan Mortgage Corp., Series 2017-K65, Class C, 4.073%, 7/25/2050 (b)(h)	3,000,000	2,813,298
Federal Home Loan Mortgage Corp., Series 2017-K65, Class B, 4.073%, 7/25/2050 (b)(h)	6,000,000	6,096,822

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Mortgage-Backed Securities – U.S. Government Agency Issues – (continued)
Federal National Mortgage Association, Series 2015-M7, Class ASQ2, 1.550%, 4/25/2018	$596,613	$596,378
Federal National Mortgage Association, Series 2016-M6, Class ASQ2, 1.785%, 6/25/2019	3,036,595	3,032,068
Federal National Mortgage Association, Series 2014-C03, Class 2M2, 4.461% (1 Month LIBOR USD + 2.900%), 7/25/2024 (a)	4,685,176	5,008,617
Federal National Mortgage Association, Series 2014-C03, Class 1M2, 4.561% (1 Month LIBOR USD + 3.000%), 7/25/2024 (a)	11,763,439	12,629,346
Federal National Mortgage Association, Series 2017-M13, Class FA, 1.895% (1 Month LIBOR USD + 0.400%), 10/25/2024 (a)	7,992,809	7,992,258
Federal National Mortgage Association, Series 2014-C04, Class 2M2, 6.561% (1 Month LIBOR USD + 5.000%), 11/25/2024 (a)	3,876,260	4,377,306
Federal National Mortgage Association, Series 2015-C03, Class 1M2, 6.561% (1 Month LIBOR USD + 5.000%), 7/25/2025 (a)	3,378,905	3,837,838
Federal National Mortgage Association, Series 2017-M12, Class A1, 2.747%, 6/25/2027	4,624,341	4,550,911
Federal National Mortgage Association, Series 2017-M12, Class A2, 3.079%, 6/25/2027 (h)	11,000,000	10,986,261
Federal National Mortgage Association, Series 2017-M13, Class A1, 2.746%, 9/25/2027	5,477,595	5,398,208
Federal National Mortgage Association, Series 2017-M13, Class A2, 2.938%, 9/25/2027	11,000,000	10,833,526
Federal National Mortgage Association, Series 2018-M1, Class A1, 2.986%, 12/25/2027	7,000,000	7,017,752
Federal National Mortgage Association, Series 2018-M1, Class A2, 2.986%, 12/25/2027	9,000,000	8,887,005
Federal National Mortgage Association, Series 2013-24, Class LC, 1.500%, 3/25/2028	8,515,253	8,187,509
Federal National Mortgage Association, Series 2015-C04, Class 2M2, 7.111% (1 Month LIBOR USD + 5.550%), 4/25/2028 (a)	3,751,382	4,214,764
Federal National Mortgage Association, Series 2016-C05, Class 2M1, 2.911% (1 Month LIBOR USD + 1.350%), 1/25/2029 (a)	2,776,152	2,793,972
Federal National Mortgage Association, Series 2016-C04, Class 1M1, 3.011% (1 Month LIBOR USD + 1.450%), 1/25/2029 (a)	3,490,026	3,526,546
Federal National Mortgage Association, Series 2016-C04, Class 1M2, 5.811% (1 Month LIBOR USD + 4.250%), 1/25/2029 (a)	5,000,000	5,634,135
Federal National Mortgage Association, Series 2016-C05, Class 2M2, 6.011% (1 Month LIBOR USD + 4.450%), 1/25/2029 (a)	5,000,000	5,591,105
Federal National Mortgage Association, Series 2016-C06, Class 1M1, 2.861% (1 Month LIBOR USD + 1.300%), 4/25/2029 (a)	6,489,446	6,556,897
Federal National Mortgage Association, Series 2017-C02, Class 2M1, 2.711% (1 Month LIBOR USD + 1.150%), 9/25/2029 (a)	1,875,657	1,891,560
Federal National Mortgage Association, Series 2017-C03, Class 1M2, 4.561% (1 Month LIBOR USD + 3.000%), 10/25/2029 (a)	10,000,000	10,636,580
Federal National Mortgage Association, Series 2017-C04, Class 2M1, 2.411% (1 Month LIBOR USD + 0.850%), 11/26/2029 (a)	2,833,443	2,851,806
Federal National Mortgage Association, Series 2017-C04, Class 2M2, 4.411% (1 Month LIBOR USD + 2.850%), 11/26/2029 (a)	5,845,807	6,131,673
Federal National Mortgage Association, Series 2017-C05, Class 1M2, 3.761% (1 Month LIBOR USD + 2.200%), 1/25/2030 (a)	8,250,287	8,386,425
Federal National Mortgage Association, Series 2017-C06, Class 2B1, 6.011% (1 Month LIBOR USD + 4.450%), 2/25/2030 (a)	2,000,000	2,145,358
Federal National Mortgage Association, Series 2017-C07, Class 2M2, 4.061% (1 Month LIBOR USD + 2.500%), 5/25/2030 (a)	6,750,000	6,976,726
Federal National Mortgage Association, Series 2015-22, Class IN, 3.000%, 3/25/2044 (e)	8,611,252	1,010,074
Government National Mortgage Association, Series 2014-118, Class HI, 4.000%, 3/20/2040 (e)	5,251,620	577,799

TOTAL MORTGAGE BACKED SECURITIES – U.S. GOVERNMENT AGENCY ISSUES – (Cost $613,223,472)		616,080,396

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Shares	Value
Preferred Stocks – 0.06%
Financial – 0.06%
Morgan Stanley	130,497	$2,917,913
Wells Fargo & Co.	23,990	586,555

TOTAL PREFERRED STOCKS – (Cost $3,481,416)		3,504,468

Short-Term Investments – 4.46%
Money Market Funds – 4.46%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 1.210% (m)	287,944,140	287,944,140

TOTAL SHORT-TERM INVESTMENTS – (Cost $287,944,140)		287,944,140

TOTAL INVESTMENTS – 104.67% – (Cost $6,786,786,845)		6,753,286,830

Liabilities in Excess of Other Assets – (4.67%)		(301,118,944)

NET ASSETS – 100.00%		$6,452,167,886

(a)	Variable or Floating rate security based on a reference index and spread. Rate disclosed is the rate in effect as of January 31, 2018.
(b)	Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2018, the value of these securities amounted to $2,214,217,319 or 34.32% of net assets.
(c)	Principal Only Security.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2018.
(e)	Interest Only Security.
(f)	Illiquid security. At January 31, 2018, the value of these securities amounted to $119,639,996 or 1.85% of net assets.
(g)	Variable rate security. The coupon is based on an underlying pool of community bank subordinated debt. The rate reported is the rate in effect as of January 31, 2018.
(h)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of January 31, 2018.
(i)	All or a portion of the security has been pledged as collateral in connection with open credit agreements. At January 31, 2018, the value of securities pledged amounted to $545,599,381.
(j)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At January 31, 2018, the value of securities pledged amounted to $21,858,592.
(k)	As of January 31, 2018, the Fund has fair valued this security. The value of this security amounts to $2,700,000 or 0.04% of net assets. Value determined using significant unobservable inputs.
(l)	Non-income producing security. Item identified as in default as to the payment of interest.
(m)	Rate disclosed is the seven day yield as of January 31, 2018.
(n)	See Note 5 to the Financial Statements.
(o)	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.
(p)	Security purchased on a when-issued basis. On January 31, 2018, the total value of investments purchased on a when-issued basis was $17,262,500 or 0.27% of net assets.

Schedule of Open Futures Contracts

Short Futures Contracts	Expiration Month	Number of Long (Short) Contracts	Notional Value	Unrealized Appreciation (Depreciation)
90 Day Euro$ Future	June 2018	(168)	$(41,118,000)	$117,511
90 Day Euro$ Future	March 2018	(2,067)	(507,035,100)	1,167,871

Total				$1,285,382

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2018

Long Futures Contracts	Expiration Month	Number of Long (Short) Contracts	Notional Value	Unrealized Appreciation (Depreciation)
3 Year ERIS Aged Standard Swap Future	June 2020	227	$23,318,098	$241,565
5 Year ERIS Aged Standard Swap Future	September 2020	846	82,312,585	966,468
3 Year ERIS Aged Standard Swap Future	December 2020	147	14,776,749	199,763
5 Year ERIS Aged Standard Swap Future	December 2020	661	65,510,851	2,578,814
3 Year ERIS Aged Standard Swap Future	March 2021	301	30,771,982	245,446
4 Year ERIS Aged Standard Swap Future	March 2021	27	2,774,671	66,366
5 Year ERIS Aged Standard Swap Future	March 2021	52	5,182,070	54,621
4 Year ERIS Aged Standard Swap Future	June 2021	113	11,769,131	163,275
5 Year ERIS Aged Standard Swap Future	June 2021	115	11,519,860	465,900
5 Year ERIS Aged Standard Swap Future	December 2021	6	621,564	13,545
4 Year ERIS Aged Standard Swap Future	March 2022	188	19,225,087	58,061
5 Year ERIS Aged Standard Swap Future	September 2022	117	11,979,747	100,403
5 Year ERIS Aged Standard Swap Future	December 2022	80	8,125,584	248,192
7 Year ERIS Aged Standard Swap Future	December 2022	108	10,686,308	208,487
7 Year ERIS Aged Standard Swap Future	March 2023	5	497,519	15,569
7 Year ERIS Aged Standard Swap Future	June 2023	9	915,078	28,192
7 Year ERIS Aged Standard Swap Future	December 2023	10	1,043,525	16,761
7 Year ERIS Aged Standard Swap Future	March 2024	231	24,194,316	663,037
10 Year ERIS Aged Standard Swap Future	December 2024	684	62,326,012	(1,384,302)
10 Year ERIS Aged Standard Swap Future	March 2025	60	5,507,748	204,198
10 Year ERIS Aged Standard Swap Future	June 2025	12	1,137,324	34,774
10 Year ERIS Aged Standard Swap Future	September 2025	380	36,261,272	600,885
10 Year ERIS Aged Standard Swap Future	December 2025	130	12,786,826	430,892
10 Year ERIS Aged Standard Swap Future	June 2026	33	3,358,199	119,634
10 Year ERIS Aged Standard Swap Future	December 2026	88	9,446,202	315,910
10 Year ERIS Aged Standard Swap Future	March 2027	718	77,347,053	2,628,393
10 Year ERIS Aged Standard Swap Future	June 2027	299	33,007,776	1,216,856
10 Year ERIS Aged Standard Swap Future	September 2027	193	19,665,465	614,993
10 Year ERIS Aged Standard Swap Future	December 2027	666	68,117,681	1,826,926
10 Year ERIS Aged Standard Swap Future	March 2028	24	2,514,977	5,628

Total				$12,949,252

Long/Short Total				$14,234,634

Schedule of Open Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
Bank of America Merrill Lynch	3.520%	1/2/2018	2/1/2018	$5,797,958	$5,781,000
Bank of America Merrill Lynch	3.270%	1/2/2018	2/1/2018	7,543,500	7,523,000

					$13,304,000

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Schedule of Investments

January 31, 2018

	Principal Amount	Value
Asset-Backed Securities – 4.43%
Citibank Credit Card Issuance Trust, Series 2017-A2, Class A2, 1.740%, 1/19/2021	$1,000,000	$997,219
Discover Card Execution Note Trust, Series 2016-A2, Class A2, 2.099% (1 Month LIBOR USD + 0.540%), 9/15/2021 (a)	2,746,000	2,762,937
Synchrony Credit Card Master Note Trust, Series 2015-4, Class A, 2.380%, 9/15/2023	1,000,000	996,709
World Financial Network Credit Card Master Trust, Series 2016-B, Class A, 1.440%, 6/15/2022	440,000	439,204

TOTAL ASSET-BACKED SECURITIES – (Cost $5,198,466)		5,196,069

Collateralized Debt Obligations – 8.85%
Financial Institution Note Securitization Ltd., Series 2015-1A, Class C, 7.000%, 7/30/2026 (b)(f)	3,725,000	3,718,463
Financial Institution Note Securitization Ltd., Series 2015-1, 11.660%, 7/30/2026 (Acquired 10/20/2015, Cost $6,666,000) (b)(c)(d)(f)	6,666,000	6,666,000

TOTAL COLLATERALIZED DEBT OBLIGATIONS – (Cost $10,391,000)		10,384,463

Collateralized Loan Obligations – 8.67%
Apidos CLO X, Series 2012-10A, Class D, 6.267% (3 Month LIBOR USD + 4.500%), 10/30/2022 (a)(b)	2,000,000	2,000,168
Ares XXXIX CLO Ltd., Series 2016-39A, Class E, 8.984% (3 Month LIBOR USD + 7.250%), 7/18/2028 (a)(b)	2,000,000	2,108,622
Carlyle Global Market Strategies CLO Ltd., Series 2013-2A, Class ER, 6.984% (3 Month LIBOR USD + 5.250%), 1/18/2029 (a)(b)	2,000,000	2,024,341
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class ERR, 7.195% (3 Month LIBOR USD + 5.450%), 1/22/2030 (a)(b)	2,000,000	2,000,000
Venture XXIII CLO Ltd., Series 2016-23A, Class E, 9.439% (3 Month LIBOR USD + 7.700%), 7/19/2028 (a)(b)	2,000,000	2,037,030

TOTAL COLLATERALIZED LOAN OBLIGATIONS – (Cost $10,119,034)		10,170,161

Corporate Obligations – 87.68%
Financial – 87.68%
Allegiance Bank, 5.250% (3 Month LIBOR USD + 3.030%), 12/15/2027 (a)	1,000,000	1,002,500
Ameris Bancorp, 5.750% (3 Month LIBOR USD + 3.620%), 3/15/2027 (a)	3,035,000	3,124,449
Atlantic Capital Bancshares, Inc., 6.250% (3 Month LIBOR USD + 4.680%), 9/30/2025 (a)(b)	2,540,000	2,648,713
Banc of California, Inc., 5.250%, 4/15/2025	2,000,000	2,031,899
BankUnited, Inc., 4.875%, 11/17/2025	1,719,000	1,799,383
BNC Bancorp, 5.500% (3 Month LIBOR USD + 3.590%), 10/1/2024 (a)	1,000,000	1,011,417
Business Development Corp. of America, 4.750%, 12/30/2022 (b)	2,000,000	1,990,000
Cadence BanCorp, 6.500% (3 Month LIBOR USD + 4.660%), 3/11/2025 (a)(b)	1,650,000	1,691,697
Capital One Financial Corp., 3.200%, 1/30/2023	1,000,000	995,352
Citadel LP, 5.375%, 1/17/2023 (b)	2,000,000	2,048,914
Citizens Bank NA, 2.250%, 10/30/2020	3,000,000	2,960,709
ConnectOne Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.930%), 7/1/2025 (a)	2,600,000	2,700,100
ConnectOne Bancorp, Inc., 5.200% (3 Month LIBOR USD + 2.840%), 2/1/2028 (a)	1,750,000	1,758,750
Cullen/Frost Bankers, Inc., 4.500%, 3/17/2027	1,000,000	1,025,740
Dime Community Bancshares, Inc., 4.500% (3 Month LIBOR USD + 2.660%), 6/15/2027 (a)	650,000	651,464
Fifth Third Bank, 2.200%, 10/30/2020	1,500,000	1,481,704
First Midwest Bancorp, Inc., 5.875%, 9/29/2026	1,000,000	1,071,431

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
First Paragould Bankshares, Inc., 5.250% (3 Month LIBOR USD + 3.100%), 12/15/2027 (a)(b)	$2,250,000	$2,220,200
Franklin Financial Network, Inc., 6.875% (3 Month LIBOR USD + 5.640%), 3/30/2026 (a)	1,350,000	1,444,156
Franklin Financial Network, Inc., 7.000% (3 Month LIBOR USD + 6.040%), 7/1/2026 (a)	2,000,000	2,101,693
Goldman Sachs Group, Inc., 2.876% (3 Month LIBOR USD + 0.820%), 10/31/2022 (a)	1,611,000	1,590,933
Goldman Sachs Group, Inc., 3.272% (3 Month LIBOR USD + 1.200%), 9/29/2025 (a)	1,000,000	980,748
Great Southern Bancorp, Inc., 5.250% (3 Month LIBOR USD + 4.090%), 8/15/2026 (a)	1,844,000	1,905,396
Heritage Commerce Corp., 5.250% (3 Month LIBOR USD + 3.370%), 6/1/2027 (a)	2,000,000	2,084,524
Home BancShares, Inc., 5.625% (3 Month LIBOR USD + 3.580%), 4/15/2027 (a)	3,100,000	3,236,675
Independent Bank Group, Inc., 5.000% (3 Month LIBOR USD + 2.830%), 12/31/2027 (a)	1,950,000	1,926,966
Investar Holding Corp., 6.000% (3 Month LIBOR USD + 3.950%), 3/30/2027 (a)	2,500,000	2,613,377
JPMorgan Chase & Co., 6.300%, 4/23/2019	515,000	539,507
KeyCorp, 2.900%, 9/15/2020	2,000,000	2,008,040
Kingstone Cos, Inc., 5.500%, 12/30/2022	1,750,000	1,776,233
Lakeland Bancorp, Inc., 5.125% (3 Month LIBOR USD + 3.970%), 9/30/2026 (a)	2,145,000	2,197,033
Luther Burbank Corp., 6.500%, 9/30/2024 (b)	1,000,000	1,089,962
Malvern Bancorp, Inc., 6.125% (3 Month LIBOR USD + 4.150%), 2/15/2027 (a)	2,000,000	2,132,090
MB Financial Bank NA, 4.000% (3 Month LIBOR USD + 1.870%), 12/1/2027 (a)	2,800,000	2,799,540
Metropolitan Bank Holding Corp., 6.250% (3 Month LIBOR USD + 4.260%), 3/15/2027 (a)(b)	1,200,000	1,203,969
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.360%), 3/16/2026 (a)	2,000,000	2,047,646
OceanFirst Financial Corp., 5.125% (3 Month LIBOR USD + 3.920%), 9/30/2026 (a)	300,000	311,935
Peapack Gladstone Financial Corp., 4.750% (3 Month LIBOR USD + 2.540%), 12/15/2027 (a)	2,250,000	2,263,133
PNC Bank NA, 2.450%, 7/28/2022	3,000,000	2,939,548
Preferred Bank, 6.000% (3 Month LIBOR USD + 4.670%), 6/15/2026 (a)	1,862,000	1,964,346
RBB Bancorp, 6.500% (3 Month LIBOR USD + 5.160%), 3/31/2026 (a)	2,800,000	2,955,344
ReadyCap Holdings LLC, 7.500%, 2/15/2022 (b)	2,000,000	2,065,000
Revere Bank, 5.625% (3 Month LIBOR USD + 4.410%), 9/30/2026 (a)	1,000,000	1,045,147
Silver Queen Financial Services, Inc., 5.500% (3 Month LIBOR USD + 3.340%), 12/1/2027 (a)(b)	2,600,000	2,613,000
Southern National Bancorp of Virginia, Inc., 5.875% (3 Month LIBOR USD + 3.950%), 1/31/2027 (a)(b)	2,750,000	2,769,224
Synovus Financial Corp., 5.750% (3 Month LIBOR USD + 4.180%), 12/15/2025 (a)	3,000,000	3,167,400
TIAA FSB Holdings, Inc., 5.750%, 7/2/2025	1,000,000	1,101,542
TIAA FSB Holdings, Inc., 6.000% (3 Month LIBOR USD + 4.700%), 3/15/2026 (a)	1,490,000	1,577,801
Towne Bank, 4.500% (3 Month LIBOR USD + 2.550%), 7/30/2027 (a)	3,000,000	3,075,608
United Insurance Holdings Corp., 6.250%, 12/15/2027	3,000,000	3,053,331
USAmeriBancorp, Inc., 6.250% (3 Month LIBOR USD + 4.950%), 4/1/2026 (a)(b)	2,000,000	2,051,988
Wells Fargo & Co., 2.625%, 7/22/2022	2,000,000	1,966,044
Your Community Bank, 6.250% (3 Month LIBOR USD + 4.590%), 12/15/2025 (a)	2,000,000	2,071,855

TOTAL CORPORATE OBLIGATIONS – (Cost $101,366,160)		102,885,156

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Schedule of Investments – (continued)

January 31, 2018

	Shares	Value
Short-Term Investments – 1.61%
Money Market Funds – 1.61%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 1.210% (e)	1,893,647	$1,893,647

TOTAL SHORT-TERM INVESTMENTS – (Cost $1,893,647)		1,893,647

TOTAL INVESTMENTS – 111.24% – (Cost $128,968,307)		130,529,496

Liabilities in Excess of Other Assets – (11.24%)		(13,193,437)

NET ASSETS – 100.00%		$117,336,059

(a)	Variable or Floating rate security based on a reference index and spread. Rate disclosed is the rate in effect as of January 31, 2018.
(b)	Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2018, the value of these securities amounted to $42,947,290 or 36.60% of net assets.
(c)	Illiquid security. At January 31, 2018, the value of these securities amounted to $6,666,000 or 5.68% of net assets.
(d)	Variable rate security. The coupon is based on an underlying pool of community bank subordinated debt. The rate reported is the rate in effect as of January 31, 2018.
(e)	Rate disclosed is the seven day yield as of January 31, 2018.
(f)	See Note 5 to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments

January 31, 2018

	Principal Amount	Value
Collateralized Loan Obligations – 12.44%
Apidos CLO X, Series 2012-10A, Class E, 8.017% (3 Month LIBOR USD + 6.250%), 10/30/2022 (a)(b)	$500,000	$500,042
Carlyle Global Market Strategies CLO Ltd., Series 2016-3A, Class D, 8.745% (3 Month LIBOR USD + 7.000%), 10/20/2029 (a)(b)	500,000	513,324
CVP CLO Ltd., Series 2017-2A, Class E, 8.226% (3 Month LIBOR USD + 6.300%), 1/20/2031 (Acquired 12/15/2017, Cost $485,000) (a)(b)(c)	500,000	502,449
Dryden Senior Loan Fund, Series 2015-37A, Class ER, 6.870% (3 Month LIBOR USD + 5.150%), 4/15/2027 (a)(b)	500,000	502,480
LCM XXI LP, Series 21A, Class E, 9.395% (3 Month LIBOR USD + 7.650%), 4/20/2028 (a)(b)	1,000,000	1,009,534
MidOcean Credit CLO VI, Series 2016-6A, Class E, 9.085% (3 Month LIBOR USD + 7.340%), 1/20/2029 (Acquired 03/03/2017, Cost $502,349) (a)(b)(c)	500,000	514,009
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class ERR, 7.195% (3 Month LIBOR USD + 5.450%), 1/22/2030 (a)(b)	1,000,000	1,000,000
Rockford Tower CLO Ltd., Series 2017-3A, Class E, 7.419% (3 Month LIBOR USD + 5.750%), 10/20/2030 (a)(b)	500,000	502,500
Trinitas CLO IV Ltd., Series 2016-4A, Class E, 10.364% (3 Month LIBOR USD + 8.630%), 4/18/2028 (Acquired 12/15/2016, Cost $500,817) (a)(b)(c)	500,000	505,503
Venture XXIII CLO Ltd., Series 2016-23A, Class E, 9.439% (3 Month LIBOR USD + 7.700%), 7/19/2028 (a)(b)	1,000,000	1,018,515

TOTAL COLLATERALIZED LOAN OBLIGATIONS – (Cost $6,469,271)		6,568,356

Corporate Obligations – 87.40%
Basic Materials – 14.54%
Alcoa Nederland Holding BV, 7.000%, 9/30/2026 (b)(d)	500,000	556,750
Big River Steel LLC / BRS Finance Corp., 7.250%, 9/1/2025 (b)	100,000	107,500
Blue Cube Spinco, Inc., 9.750%, 10/15/2023	250,000	296,250
Cascades, Inc., 5.750%, 7/15/2023 (b)(d)	128,000	132,800
Cleveland-Cliffs, Inc., 5.750%, 3/1/2025 (b)	105,000	103,162
Coeur Mining, Inc., 5.875%, 6/1/2024	1,000,000	998,750
Consolidated Energy Finance SA, 6.750%, 10/15/2019 (b)(d)	550,000	560,312
Consolidated Energy Finance SA, 6.875%, 6/15/2025 (b)(d)	240,000	254,400
Cornerstone Chemical Co., 6.750%, 8/15/2024 (b)	175,000	175,656
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, 6/15/2023 (b)	1,000,000	1,071,250
FMG Resources Ltd., 5.125%, 5/15/2024 (b)(d)	250,000	254,062
Hexion, Inc., 6.625%, 4/15/2020	150,000	137,438
Kaiser Aluminum Corp., 5.875%, 5/15/2024	250,000	267,500
Kissner Holdings LP / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/2022 (b)(d)	1,000,000	1,035,000
Mercer International, Inc., 5.500%, 1/15/2026 (b)	250,000	253,750
Teck Resources Ltd., 8.500%, 6/1/2024 (b)(d)	250,000	282,813
United States Steel Corp., 8.375%, 7/1/2021 (b)	199,000	214,920
Venator Finance Sarl / Venator Materials Corp., 5.750%, 7/15/2025 (b)	500,000	517,500
Versum Materials, Inc., 5.500%, 9/30/2024 (b)	435,000	462,188

		7,682,001

Communications – 5.28%
AMC Networks, Inc., 4.750%, 8/1/2025	500,000	500,625
Cable One, Inc., 5.750%, 6/15/2022 (b)	150,000	154,875
Cincinnati Bell, Inc., 7.000%, 7/15/2024 (b)	250,000	241,875
CommScope Technologies Finance LLC, 6.000%, 6/15/2025 (b)	500,000	528,595

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Communications – (continued)
CSC Holdings LLC, 5.500%, 4/15/2027 (b)	$500,000	$507,500
Frontier Communications Corp., 11.000%, 9/15/2025	250,000	196,562
Radiate Holdco LLC / Radiate Finance, Inc., 6.875%, 2/15/2023 (b)	250,000	252,500
T-Mobile USA, Inc., 4.750%, 2/1/2028	250,000	251,250
Windstream Services LLC / Windstream Finance Corp., 6.375%, 8/1/2023 (b)	270,000	153,225

		2,787,007

Consumer, Cyclical – 14.47%
American Axle & Manufacturing, Inc., 6.500%, 4/1/2027 (b)	1,000,000	1,050,000
Aramark Services, Inc., 5.000%, 2/1/2028 (b)	100,000	102,250
BCD Acquisition, Inc., 9.625%, 9/15/2023 (b)	1,000,000	1,097,500
Century Communities, Inc., 6.875%, 5/15/2022	1,000,000	1,041,240
Century Communities, Inc., 5.875%, 7/15/2025	500,000	508,125
Deck Chassis Acquisition, Inc., 10.000%, 6/15/2023 (b)	250,000	276,250
Dollar Tree, Inc., 5.750%, 3/1/2023	250,000	261,719
Ferrellgas LP / Ferrellgas Finance Corp., 6.750%, 6/15/2023	525,000	498,750
Gateway Casinos & Entertainment Ltd., 8.250%, 3/1/2024 (b)(d)	250,000	270,000
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc., 6.125%, 12/1/2024	355,000	390,944
Lions Gate Entertainment Corp., 5.875%, 11/1/2024 (b)(d)	300,000	320,625
Lithia Motors, Inc., 5.250%, 8/1/2025 (b)	250,000	258,125
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/2024	1,000,000	1,064,300
Wabash National Corp., 5.500%, 10/1/2025 (b)	500,000	505,000

		7,644,828

Consumer, Non-cyclical – 5.96%
Ashtead Capital, Inc., 5.625%, 10/1/2024 (b)	200,000	212,440
Cenveo Corp., 6.000%, 8/1/2019 (b)	500,000	348,750
Dean Foods Co., 6.500%, 3/15/2023 (b)	500,000	496,250
HealthSouth Corp., 5.750%, 9/15/2025	250,000	259,687
Hologic, Inc., 4.375%, 10/15/2025 (b)	100,000	100,250
JBS USA LUX SA / JBS USA Finance, Inc., 7.250%, 6/1/2021 (b)	95,000	97,375
JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 6/15/2025 (b)	250,000	248,803
Matthews International Corp., 5.250%, 12/1/2025 (b)	250,000	254,375
Minerva Luxembourg SA, 6.500%, 9/20/2026 (b)(d)	500,000	505,475
Select Medical Corp., 6.375%, 6/1/2021	100,000	102,625
Vector Group Ltd., 6.125%, 2/1/2025 (b)	500,000	520,000

		3,146,030

Energy – 20.53%
Antero Resources Corp., 5.625%, 6/1/2023	500,000	520,000
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.500%, 4/15/2021	900,000	904,500
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	1,100,000	1,187,313
Cheniere Energy Partners LP, 5.250%, 10/1/2025 (b)	1,000,000	1,021,250
Enviva Partners LP / Enviva Partners Finance Corp., 8.500%, 11/1/2021	1,000,000	1,072,500
Hilcorp. Energy I LP / Hilcorp. Finance Co., 5.750%, 10/1/2025 (b)	250,000	258,750
NGPL PipeCo LLC, 4.875%, 8/15/2027 (b)	1,000,000	1,031,250
Parker Drilling Co., 7.500%, 8/1/2020	300,000	282,750
PBF Holding Co. LLC / PBF Finance Corp., 7.000%, 11/15/2023	1,000,000	1,055,000
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/2023 (b)	250,000	261,250
Shelf Drilling Holdings Ltd., 9.500%, 11/2/2020 (b)	1,186,950	1,215,140
Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025 (b)	1,500,000	1,521,425

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2018

	Principal Amount	Value
Energy – (continued)
SM Energy Co., 6.500%, 11/15/2021	$100,000	$102,625
Warrior Met Coal, Inc., 8.000%, 11/1/2024 (b)	390,000	411,450

		10,845,203

Financial – 6.99%
Alliance Data Systems Corp., 6.375%, 4/1/2020 (b)	250,000	252,500
Avison Young Canada, Inc., 9.500%, 12/15/2021 (b)(d)	250,000	254,375
Credit Acceptance Corp., 7.375%, 3/15/2023	115,000	120,750
goeasy Ltd., 7.875%, 11/1/2022 (b)(d)	250,000	267,500
Hunt Cos, Inc., 6.250%, 2/15/2026 (b)	500,000	501,250
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/2020 (b)	1,000,000	1,023,125
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.500%, 4/15/2021 (b)	500,000	523,125
MPT Operating Partnership LP / MPT Finance Corp., 5.000%, 10/15/2027	500,000	496,350
Starwood Property Trust, Inc., 3.625%, 2/1/2021 (b)	250,000	250,937

		3,689,912

Industrial – 14.90%
American Woodmark Corp., 4.875%, 3/15/2026 (b)	250,000	251,875
ATS Automation Tooling Systems, Inc., 6.500%, 6/15/2023 (b)(d)	353,000	369,767
BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.250%, 3/15/2024 (b)	750,000	817,500
BMC East LLC, 5.500%, 10/1/2024 (b)	135,000	140,062
Boise Cascade Co., 5.625%, 9/1/2024 (b)	500,000	525,000
Bombardier, Inc., 6.125%, 1/15/2023 (b)(d)	500,000	507,500
Bombardier, Inc., 7.500%, 12/1/2024 (b)(d)	1,000,000	1,053,750
Cloud Crane LLC, 10.125%, 8/1/2024 (b)	375,000	424,688
Covanta Holding Corp., 5.875%, 7/1/2025	500,000	510,000
FXI Holdings, Inc., 7.875%, 11/1/2024 (b)	250,000	250,000
General Cable Corp., 5.750%, 10/1/2022	600,000	621,750
Griffon Corp., 5.250%, 3/1/2022	300,000	306,750
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (b)	500,000	533,750
Hornbeck Offshore Services, Inc., 5.875%, 4/1/2020	100,000	71,000
Kenan Advantage Group, Inc., 7.875%, 7/31/2023 (b)	320,000	333,600
Kratos Defense & Security Solutions, Inc., 6.500%, 11/30/2025 (b)	250,000	267,188
Shape Technologies Group, Inc., 7.625%, 2/1/2020 (b)	600,000	614,250
US Concrete, Inc., 6.375%, 6/1/2024	250,000	270,000

		7,868,430

Technology – 2.73%
Amkor Technology, Inc., 6.625%, 6/1/2021	300,000	303,375
CDW LLC / CDW Finance Corp., 5.000%, 9/1/2025	250,000	255,312
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 3/1/2025 (b)	250,000	255,313
Dell International LLC / EMC Corp., 7.125%, 6/15/2024 (b)	575,000	628,752

		1,442,752

Utilities – 2.00%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 5/20/2025	250,000	256,875
Dynegy, Inc., 8.000%, 1/15/2025 (b)	500,000	545,000
Talen Energy Supply LLC, 10.500%, 1/15/2026 (b)	250,000	252,813

		1,054,688

TOTAL CORPORATE OBLIGATIONS – (Cost $44,876,758)		46,160,851

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2018

	Shares	Value
Short-Term Investments – 3.27%
Money Market Funds – 3.27%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 1.210% (e)	1,724,486	$1,724,486

TOTAL SHORT-TERM INVESTMENTS – (Cost $1,724,486)		1,724,486

TOTAL INVESTMENTS – 103.11% – (Cost $53,070,515)		54,453,693

Liabilities in Excess of Other Assets – (3.11%)		(1,640,176)

NET ASSETS – 100.00%		$52,813,517

(a)	Variable or Floating rate security based on a reference index and spread. Rate disclosed as of January 31, 2018.
(b)	Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2018, the value of these securities amounted to $37,616,592 or 71.23% of net assets.
(c)	Illiquid security. At January 31, 2018, the value of these securities amounted to $1,521,960 or 2.88% of net assets.
(d)	U.S. dollar denominated foreign security.
(e)	Rate disclosed is the seven day yield as of January 31, 2018.

See accompanying notes which are an integral part of these financial statements.

Statements of Assets and Liabilities

January 31, 2018

	Multi-Strategy Income Fund	Flexible Income Fund	High Yield Opportunities Fund
Assets
Investments in unaffiliated securities, at value (cost $6,745,589,468, $128,968,307, and $53,070,515, respectively)	$6,711,722,627	$130,529,496	$54,453,693
Investments in affiliated securities at value (cost $41,197,377, $0, and $0, respectively)	41,564,203	–	–
Variation margin on futures contracts	395,484	–	–
Deposit at broker for futures	7,120,998	–	–
Deposit at brokers for reverse repurchase agreements	881,850	–	–
Receivable for fund shares sold	93,964,669	169,616	–
Receivable for investments sold	33,844,350	–	–
Dividends and interest receivable	19,390,891	1,185,234	760,132
Other assets	123,205	23,824	17,514

Total Assets	6,909,008,277	131,908,170	55,231,339

Liabilities
Payable for reverse repurchase agreements	13,304,000	–	–
Payable for credit agreements	250,000,000	–	–
Payable for fund shares redeemed	13,019,629	14,322,545	17,569
Payable for investments purchased	168,624,723	–	2,273,300
Payable for distributions to shareholders	5,098,498	109,087	65,344
Interest payable for credit and reverse repurchase agreements	769,402	–	–
Payable to Adviser	5,044,793	74,726	12,618
Payable to administrator, fund accountant, and transfer agent	338,322	17,216	12,136
Payable to custodian	55,003	1,226	502
12b-1 fees accrued	185,453	3,350	275
Other accrued expenses	400,568	43,961	36,078

Total Liabilities	456,840,391	14,572,111	2,417,822

Net Assets	$6,452,167,886	$117,336,059	$52,813,517

Net Assets consist of:
Paid-in capital	$6,823,810,828	$151,653,022	$52,688,697
Accumulated net investment loss	(2,438,397)	(210,264)	(29,536)
Accumulated net realized loss from investment transactions	(349,939,164)	(35,667,888)	(1,228,822)
Net unrealized appreciation (depreciation) on investments in unaffiliated securities	(33,866,841)	1,561,189	1,383,178
Net unrealized appreciation on investments in affiliated securities	366,826	–	–
Net unrealized appreciation on futures contracts	14,234,634	–	–

Net Assets	$6,452,167,886	$117,336,059	$52,813,517

Class A:
Net Assets	$538,698,959	$9,376,712	$1,298,015

Shares outstanding (unlimited number of shares authorized, no par value)	47,846,609	992,194	108,194

Net asset value (“NAV”) per share	$11.26	$9.45	$12.00

Offering price per share (NAV/0.9775) (a)	$11.52	$9.67	$12.27

Class C
Net Assets	$86,922,871	$1,464,850	$–

Shares outstanding (unlimited number of shares authorized, no par value)	7,781,322	156,267	–

Net asset value (“NAV”) and offering price per share	$11.17	$9.37	$–

Minimum redemption price per share (NAV*0.99) (b)	$11.06	$9.28	$–

Institutional Class:
Net Assets	$5,826,546,056	$106,494,497	$51,515,502

Shares outstanding (unlimited number of shares authorized, no par value)	518,608,384	11,286,435	4,312,708

Net asset value (“NAV”) and offering price per share	$11.23	$9.44	$11.95

(a)	Class A shares impose a maximum 2.25% sales charge on purchases
(b)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged.

See accompanying notes which are an integral part of these financial statements.

Statements of Operations

For the Year Ended January 31, 2018

	Multi-Strategy Income Fund	Flexible Income Fund	High Yield Opportunities Fund
Investment Income
Interest	$342,815,735	$7,815,759	$3,305,335
Dividends from unaffiliated investments	158,529	–	–
Dividends from affiliated investments	1,088,361	–	–

Total Investment Income	344,062,625	7,815,759	3,305,335

Expenses
Investment Advisory	49,545,740	1,368,504	274,009
12b-1 – Class A	1,255,560	19,593	2,871
12b-1 – Class C	690,939	10,029	–
Fund accounting	797,071	37,281	30,669
Administration	675,707	37,318	15,797
Transfer agent	476,056	47,204	28,083
Legal	391,807	11,737	14,963
Registration	375,797	56,603	38,749
Custodian	295,786	8,300	2,694
Printing	195,902	8,972	2,144
Trustee	178,040	46,344	43,505
Insurance	67,013	2,507	632
Audit	59,992	28,218	24,149
Compliance	30,087	30,089	30,092
Miscellaneous	87,902	4,868	2,658
Interest & Commissions	8,887,181	77	718

Total Expenses	64,010,580	1,717,644	511,733

Fees contractually recouped (waived) by Adviser (See Note 4)	2,063,711	–	(184,315)
Fees voluntarily waived by Adviser (See Note 4)	–	(626,969)	–

Net operating expenses	66,074,291	1,090,675	327,418

Net Investment Income	277,988,334	6,725,084	2,977,917

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments in unaffiliated securities	(46,884,843)	339,121	(271,416)
Net realized loss on futures contracts	(1,129,908)	(323,699)	–
Net change in unrealized appreciation on investments in unaffiliated securities	18,390,025	475,416	484,922
Net change in unrealized appreciation on investments in affiliated securities	21,104	–	–
Net change in unrealized appreciation on futures contracts	14,193,998	85,719	–

Net realized and unrealized gain (loss) on investments	(15,409,624)	576,557	213,506

Net increase in net assets resulting from operations	$262,578,710	$7,301,641	$3,191,423

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Statement of Cash Flows

For the Period Ended January 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$262,578,710
Net adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net amortization and accretion of premium and discount	(32,224,895)
Net realized paydown gains on mortgage backed and other asset backed securities	(84,321,780)
Purchases of short-term investments, net	(2,936,429)
Purchases of investments	(6,455,899,651)
Proceeds from sales of long-term investments	4,531,655,664
Net change in unrealized appreciation on investments	(18,411,129)
Net change in unrealized appreciation on futures contracts	(14,193,998)
Net realized loss on investments	46,884,843
Net realized loss on futures contracts	1,129,908
Change in assets and liabilities:
Decrease in deposits at broker for futures	687,073
Decrease in deposits at broker for reverse repurchase agreements	91,345
Decrease in receivable for investments sold	56,321,595
Increase in dividends and interest receivable	(2,430,001)
Increase in other assets	(30,901)
Increase in payable for investments purchased	88,672,550
Decrease in interest payable for credit and reverse repurchase agreements	(1,088,131)
Change in variation margin paid on futures contracts	11,674,578
Increase in payable to Adviser	1,485,406
Increase in payable to administrator, fund accountant and transfer agent	198,276
Increase in payable to custodian	35,660
Increase in 12b-1 fees accrued	56,250
Increase in other accrued expenses	240,989

Net cash used in operating activities	(1,609,824,067)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	3,372,335,161
Payment on shares redeemed	(1,699,244,279)
Distributions paid to shareholders	(62,327,436)
Purchases of reverse repurchase agreements	13,304,000
Proceeds from reverse repurchase agreements	(14,425,000)

Net cash provided by financing activities	1,609,642,446

Net change in cash	$(181,621)

CASH:
Beginning Balance	181,621

Ending Balance	$–

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$9,975,312
Non-cash financing activities - distributions reinvested	222,876,099
Non-cash financing activities - increase in receivable for Fund shares sold	62,661,827
Non-cash financing activities - decrease in payable for Fund shares redeemed	850,192

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$277,988,334	$242,942,288
Net realized gain (loss) on investment transactions and futures contracts	(48,014,751)	(171,851,692)
Net change in unrealized appreciation on investments and futures contracts	32,605,127	215,860,855

Net increase in net assets resulting from operations	262,578,710	286,951,451

Distributions
From net investment income, Class A	(24,673,972)	(27,049,575)
From net investment income, Class C	(2,929,709)	(1,775,232)
From net investment income, Institutional Class	(258,888,961)	(257,403,136)

Total Distributions	(286,492,642)	(286,227,943)

Capital Transactions – Class A
Proceeds from shares sold	268,295,121	187,469,506
Reinvestment of distributions	19,859,051	23,110,077
Amount paid for shares redeemed	(179,075,833)	(249,883,094)

Total Class A	109,078,339	(39,303,511)

Capital Transactions – Class C
Proceeds from shares sold	49,322,310	33,378,280
Reinvestment of distributions	2,539,842	1,599,725
Amount paid for shares redeemed	(12,057,134)	(5,307,489)

Total Class C	39,805,018	29,670,516

Capital Transactions – Institutional Class
Proceeds from shares sold	3,117,379,557	2,045,094,335
Reinvestment of distributions	200,477,206	200,111,824
Amount paid for shares redeemed	(1,507,261,120)	(2,214,275,978)

Total Institutional Class	1,810,595,643	30,930,181

Net increase in net assets resulting from capital transactions	1,959,479,000	21,297,186

Total Increase in Net Assets	1,935,565,068	22,020,694

Net Assets
Beginning of period	4,516,602,818	4,494,582,124

End of period	$6,452,167,886	$4,516,602,818

Accumulated undistributed net investment income (loss) included in net assets at end of period	$(2,438,397)	$4,602,838

Share Transactions – Class A
Shares sold	23,750,422	16,805,890
Shares issued in reinvestment of distributions	1,757,226	2,075,958
Shares redeemed	(15,851,267)	(22,450,059)

Total Class A	9,656,381	(3,568,211)

Share Transactions – Class C
Shares sold	4,396,656	2,998,961
Shares issued in reinvestment of distributions	226,429	143,809
Shares redeemed	(1,075,054)	(476,590)

Total Class C	3,548,031	2,666,180

Share Transactions – Institutional Class
Shares sold	276,522,183	183,666,000
Shares issued in reinvestment of distributions	17,774,617	17,989,160
Shares redeemed	(133,679,016)	(199,124,672)

Total Institutional Class	160,617,784	2,530,488

Net increase in share transactions	173,822,196	1,628,457

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$6,725,084	$10,045,772
Net realized gain (loss) on investment transactions and futures contracts	15,422	(31,158,448)
Net change in unrealized appreciation on investments and futures contracts	561,135	24,092,082

Net increase in net assets resulting from operations	7,301,641	2,979,406

Distributions
From net investment income, Class A	(329,014)	(431,628)
From net investment income, Class C	(36,838)	(43,003)
From net investment income, Institutional Class	(6,623,243)	(9,861,671)

Total Distributions	(6,989,095)	(10,336,302)

Capital Transactions – Class A
Proceeds from shares sold	8,528,682	8,635,264
Reinvestment of distributions	319,168	413,109
Amount paid for shares redeemed	(6,275,887)	(17,111,572)

Total Class A	2,571,963	(8,063,199)

Capital Transactions – Class C
Proceeds from shares sold	764,434	1,387,070
Reinvestment of distributions	28,664	34,583
Amount paid for shares redeemed	(202,768)	(1,193,956)

Total Class C	590,330	227,697

Capital Transactions – Institutional Class
Proceeds from shares sold	114,072,225	94,747,348
Reinvestment of distributions	6,007,069	9,657,535
Amount paid for shares redeemed	(178,336,460)	(231,111,397)

Total Institutional Class	(58,257,166)	(126,706,514)

Net decrease in net assets resulting from capital transactions	(55,094,873)	(134,542,016)

Total Decrease in Net Assets	(54,782,327)	(141,898,912)

Net Assets
Beginning of period	172,118,386	314,017,298

End of period	$117,336,059	$172,118,386

Accumulated undistributed net investment income (loss) included in net assets at end of period	$(210,264)	$47,067

Share Transactions – Class A
Shares sold	902,191	934,357
Shares issued in reinvestment of distributions	33,780	44,871
Shares redeemed	(663,624)	(1,840,819)

Total Class A	272,347	(861,591)

Share Transactions – Class C
Shares sold	81,443	150,073
Shares issued in reinvestment of distributions	3,056	3,741
Shares redeemed	(21,676)	(128,182)

Total Class C	62,823	25,632

Share Transactions – Institutional Class
Shares sold	12,076,198	10,320,625
Shares issued in reinvestment of distributions	637,491	1,046,744
Shares redeemed	(18,896,345)	(25,088,714)

Total Institutional Class	(6,182,656)	(13,721,345)

Net decrease in share transactions	(5,847,486)	(14,557,304)

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 (a)	For the Year Ended March 31, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,977,917	$2,271,062	$3,098,379
Net realized loss on investment transactions	(271,416)	(152,565)	(315,424)
Net change in unrealized appreciation (depreciation) on investments	484,922	4,155,170	(4,172,780)

Net increase (decrease) in net assets resulting from operations	3,191,423	6,273,667	(1,389,825)

Distributions
From net investment income, Class A (b)	(63,290)	(35,040)	(97,497)
From net investment income, Institutional Class	(2,846,851)	(2,204,303)	(3,020,750)

Total Distributions	(2,910,141)	(2,239,343)	(3,118,247)

Capital Transactions – Class A (b)
Proceeds from shares sold	1,186,813	113,053	236,449
Reinvestment of distributions	63,260	35,040	97,497
Amount paid for shares redeemed	(705,498)	(176,439)	(1,714,506)

Total Class A	544,575	(28,346)	(1,380,560)

Capital Transactions – Institutional Class (c)
Proceeds from shares sold	14,233,332	29,317,256	1,437,383
Reinvestment of distributions	2,027,904	1,548,412	2,286,239
Amount paid for shares redeemed	(12,997,525)	(24,390,327)	(14,425,990)

Total Institutional Class	3,263,711	6,475,341	(10,702,368)

Net increase (decrease) in net assets resulting from capital transactions	3,808,286	6,446,995	(12,082,928)

Total Increase (Decrease) in Net Assets	4,089,568	10,481,319	(16,591,000)

Net Assets
Beginning of period	48,723,949	38,242,630	54,833,630

End of period	$52,813,517	$48,723,949	$38,242,630

Accumulated undistributed net investment income (loss) included in net assets at end of period	$(29,536)	$1,895	$(11,374)

Share Transactions – Class A (b)
Shares sold	99,255	9,658	20,876
Shares issued in reinvestment of distributions	5,284	3,048	8,637
Shares redeemed	(58,848)	(15,434)	(158,021)

Total Class A	45,691	(2,728)	(128,508)

Share Transactions – Institutional Class (c)
Shares sold	1,194,397	2,538,778	129,128
Shares issued in reinvestment of distributions	169,997	134,624	205,607
Shares redeemed	(1,087,787)	(2,121,960)	(1,338,742)

Total Institutional Class	276,607	551,442	(1,004,007)

Net increase (decrease) in share transactions	322,298	548,714	(1,132,515)

(a)	For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.
(b)	Original shares converted into Class A Shares at the close of business on April 15, 2016. See Note 1 to the Financial Statements.
(c)	Institutional shares converted into Institutional Class Shares at the close of business on April 15, 2016. See Note 1 to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016	For the Year Ended January 31, 2015	For the Year Ended January 31, 2014
Selected Per Share Data:
Net asset value, beginning of period	$11.30	$11.28	$12.08	$12.17	$12.35

Income from investment operations:
Net investment income	0.54	0.60	0.66	0.62	0.54
Net realized and unrealized gain (loss) on investments	(0.02)	0.12	(0.69)	(0.09)	(0.13)

Total from investment operations	0.52	0.72	(0.03)	0.53	0.41

Less distributions to shareholders:
From net investment income	(0.56)	(0.70)	(0.77)	(0.62)	(0.58)
From net realized gain	–	–	–	–	(0.01)

Total Distributions	(0.56)	(0.70)	(0.77)	(0.62)	(0.59)

Net asset value, end of period	$11.26	$11.30	$11.28	$12.08	$12.17

Total Return (a)	4.69%	6.64%	-0.33%	4.41%	3.52%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$538,699	$431,536	$470,926	$376,374	$760,039
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (b)(c)(d)	1.40%	1.38%	1.41%	1.46%	1.68%
Ratio of net investment income to average net assets before waiver and reimbursement (recapture)	4.80%	5.42%	5.68%	4.69%	4.36%
Ratio of net investment income to average net assets after waiver and reimbursement (recapture)	4.76%	5.38%	5.69%	4.86%	4.60%
Portfolio turnover rate	81.13%	64.45%	43.68%	54.36%	61.70%

(a) Total return does not include the effects of sales charges.
(b) Ratio of expenses to average net assets before waiver and reimbursement (recapture)	1.36%	1.34%	1.43%	1.62%	1.91%
(c) Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense	1.20%	1.20%	1.25%	1.40%	1.47%
(d) Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense	1.24%	1.24%	1.24%	1.24%	1.24%

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class C

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Period Ended January 31, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.23	$11.26	$12.06

Income from investment operations:
Net investment income	0.46	0.56	0.32
Net realized and unrealized gain (loss) on investments	(0.03)	0.08	(0.70)

Total from investment operations	0.43	0.64	(0.38)

Less distributions to shareholders:
From net investment income	(0.49)	(0.67)	(0.42)

Total Distributions	(0.49)	(0.67)	(0.42)

Net asset value, end of period	$11.17	$11.23	$11.26

Total Return (b)	3.90%	5.87%	-3.20	% (c)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$86,923	$47,541	$17,650
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (d)(e)(f)	2.15%	2.12%	2.21	% (g)
Ratio of net investment income to average net assets before waiver and reimbursement (recapture)	4.03%	4.45%	5.65	% (g)
Ratio of net investment income to average net assets after waiver and reimbursement (recapture)	3.99%	4.41%	5.65	% (g)
Portfolio turnover rate	81.13%	64.45%	43.68	% (c)

(a) Class commenced operations on August 4, 2015.
(b) Total return does not include the effects of sales charges.
(c) Not Annualized.
(d) Ratio of expenses to average net assets before waiver and reimbursement (recapture)	2.11%	2.08%	2.21	% (g)
(e) Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense	1.95%	1.95%	1.99	% (g)
(f) Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense	1.99%	1.99%	1.99	% (g)
(g) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016	For the Year Ended January 31, 2015	For the Year Ended January 31, 2014
Selected Per Share Data:
Net asset value, beginning of period	$11.28	$11.27	$12.07	$12.17	$12.34

Income from investment operations:
Net investment income	0.57	0.63	0.72	0.60	0.56
Net realized and unrealized gain (loss) on investments	(0.03)	0.12	(0.72)	(0.05)	(0.10)

Total from investment operations	0.54	0.75	–	0.55	0.46

Less distributions to shareholders:
From net investment income	(0.59)	(0.74)	(0.80)	(0.65)	(0.62)
From net realized gain	–	–	–	–	(0.01)

Total Distributions	(0.59)	(0.74)	(0.80)	(0.65)	(0.63)

Net asset value, end of period	$11.23	$11.28	$11.27	$12.07	$12.17

Total Return	4.88%	6.96%	-0.09%	4.60%	3.88%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$5,826,546	$4,037,526	$4,006,007	$3,045,031	$1,287,772
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (a)(b)(c)	1.15%	1.13%	1.19%	1.21%	1.43%
Ratio of net investment income to average net assets before waiver and reimbursement (recapture)	5.06%	5.67%	6.18%	4.84%	4.58%
Ratio of net investment income to average net assets after waiver and reimbursement (recapture)	5.02%	5.63%	6.19%	5.01%	4.81%
Portfolio turnover rate	81.13%	64.45%	43.68%	54.36%	61.70%

(a) Ratio of expenses to average net assets before waiver and reimbursement (recapture)	1.11%	1.09%	1.21%	1.37%	1.66%
(b) Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense	0.95%	0.95%	1.00%	1.15%	1.22%
(c) Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense	0.99%	0.99%	0.99%	0.99%	0.99%

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016	For the Period Ended January 31, 2015 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.42	$9.56	$10.14	$10.00

Income from investment operations:
Net investment income	0.40	0.48	0.47	0.10	(b)
Net realized and unrealized gain (loss) on investments	0.03	(0.17)	(0.60)	0.11

Total from investment operations	0.43	0.31	(0.13)	0.21

Less distributions to shareholders:
From net investment income	(0.40)	(0.45)	(0.45)	(0.07)

Total Distributions	(0.40)	(0.45)	(0.45)	(0.07)

Net asset value, end of period	$9.45	$9.42	$9.56	$10.14

Total Return (c)	4.69%	3.47%	-1.36%	1.98	% (d)(e)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$9,377	$6,785	$15,125	$214
Ratio of expenses to average net assets after waiver and reimbursement (f)(g)(h)	0.94%	1.13%	1.20%	1.24	% (i)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	3.74%	4.44%	4.62%	-255.74	% (i)
Ratio of net investment income to average net assets after waiver and reimbursement	4.16%	4.78%	4.89%	3.93	% (i)
Portfolio turnover rate	101.75%	84.42%	100.93%	6.41	% (d)

(a) Class commenced operations on November 3, 2014.
(b) Calculated based on average shares outstanding during the period.
(c) Total return does not include the effects of sales charges.
(d) Not Annualized.
(e) Total Return was calculated using the traded NAV.
(f) Ratio of expenses to average net assets before waiver and reimbursement	1.36%	1.47%	1.47%	260.91	% (i)
(g) Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense	1.36%	1.42%	1.37%	260.91	% (i)
(h) Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense	0.94%	1.08%	1.10%	1.24	% (i)
(i) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund – Class C

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Period Ended January 31, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.37	$9.55	$10.28

Income from investment operations:
Net investment income	0.33	0.35	0.20
Net realized and unrealized gain (loss) on investments	0.02	(0.11)	(0.70)

Total from investment operations	0.35	0.24	(0.50)

Less distributions to shareholders:
From net investment income	(0.35)	(0.42)	(0.23)

Total Distributions	(0.35)	(0.42)	(0.23)

Net asset value, end of period	$9.37	$9.37	$9.55

Total Return (b)	3.80%	2.73%	-4.97	% (c)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$1,465	$875	$648
Ratio of expenses to average net assets after waiver and reimbursement (d)(e)(f)	1.69%	1.84%	1.97	% (g)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	2.99%	3.58%	4.05	% (g)
Ratio of net investment income to average net assets after waiver and reimbursement	3.41%	3.89%	4.39	% (g)
Portfolio turnover rate	101.75%	84.42%	100.93	% (c)

(a) Class commenced operations on August 4, 2015.
(b) Total return does not include the effects of sales charges.
(c) Not Annualized.
(d) Ratio of expenses to average net assets before waiver and reimbursement	2.11%	2.15%	2.32	% (g)
(e) Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense	2.11%	2.12%	2.19	% (g)
(f) Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense	1.69%	1.81%	1.85	% (g)
(g) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016	For the Period Ended January 31, 2015 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.41	$9.56	$10.14	$10.00

Income from investment operations:
Net investment income	0.41	0.47	0.46	0.13	(b)
Net realized and unrealized gain (loss) on investments	0.05	(0.14)	(0.57)	0.08

Total from investment operations	0.46	0.33	(0.11)	0.21

Less distributions to shareholders:
From net investment income	(0.43)	(0.48)	(0.47)	(0.07)

Total Distributions	(0.43)	(0.48)	(0.47)	(0.07)

Net asset value, end of period	$9.44	$9.41	$9.56	$10.14

Total Return	4.97%	3.69%	-1.11%	2.03	% (c)(d)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$106,494	$164,458	$298,244	$1,142
Ratio of expenses to average net assets after waiver and reimbursement (e)(f)(g)	0.69%	0.87%	0.97%	0.99	% (h)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	3.98%	4.66%	4.81%	-167.87	% (h)
Ratio of net investment income to average net assets after waiver and reimbursement	4.39%	4.98%	5.10%	5.48	% (h)
Portfolio turnover rate	101.75%	84.42%	100.93%	6.41	% (c)

(a) Class commenced operations on November 3, 2014.
(b) Calculated based on average shares outstanding during the period.
(c) Not Annualized.
(d) Total Return was calculated using the traded NAV.
(e) Ratio of expenses to average net assets before waiver and reimbursement	1.10%	1.19%	1.26%	174.34	% (h)
(f) Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense	1.10%	1.15%	1.14%	174.34	% (h)
(g) Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense	0.69%	0.83%	0.85%	0.99	% (h)
(h) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 (a)		For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period Ended March 31, 2013 (b)
Selected Per Share Data:
Net asset value, beginning of period	$11.92	$10.80		$11.73	$12.34	$12.43	$12.26

Income from investment operations:
Net investment income	0.68	0.59		0.64 (c)	0.63 (c)	0.66 (c)	0.49	(c)
Net realized and unrealized gain (loss) on investments	0.06	1.10		(0.94)	(0.46)	0.18	0.35

Total from investment operations	0.74	1.69		(0.30)	0.17	0.84	0.84

Less distributions to shareholders:
From net investment income	(0.66)	(0.57)		(0.63)	(0.62)	(0.69)	(0.48)
From net realized gain	–	–		–	(0.16)	(0.24)	(0.19)

Total Distributions	(0.66)	(0.57)		(0.63)	(0.78)	(0.93)	(0.67)

Net asset value, end of period	$12.00	$11.92		$10.80	$11.73	$12.34	$12.43

Total Return (d)	6.34%	16.00	% (e)	-2.57%	1.46%	7.07%	7.01	% (e)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$1,298	$745		$705	$2,273	$82	$11
Ratio of expenses to average net assets after waiver and reimbursement (f)	0.90%	0.90	% (g)	0.90%	0.90%	0.90%	0.90	% (g)
Ratio of net investment income to average net assets before waiver and reimbursement	5.34%	5.70	% (g)	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets after waiver and reimbursement	5.71%	6.13	% (g)	5.62%	5.29%	5.33%	5.90	% (g)
Portfolio turnover rate	45.86%	70.87	% (e)	35.45%	33.69%	28.71%	32.74	% (e)

(a) For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.
(b) Class commenced operations on July 31, 2012.
(c) Calculated based on average shares outstanding during the period.
(d) Total return does not include the effects of sales charges.
(e) Not annualized.
(f) Ratio of expenses to average net assets before waiver and reimbursement	1.27%	1.33	% (g)	1.11%	1.11%	1.00%	1.03	% (g)
(g) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 (a)		For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
Selected Per Share Data:
Net asset value, beginning of period	$11.89	$10.77		$11.71	$12.32	$12.43	$12.12

Income from investment operations:
Net investment income	0.71	0.60		0.67 (b)	0.67 (b)	0.72	0.76
Net realized and unrealized gain (loss) on investments	0.04	1.12		(0.94)	(0.46)	0.13	0.50

Total from investment operations	0.75	1.72		(0.27)	0.21	0.85	1.26

Less distributions to shareholders:
From net investment income	(0.69)	(0.60)		(0.67)	(0.66)	(0.72)	(0.75)
From net realized gain	–	–		–	(0.16)	(0.24)	(0.20)

Total Distributions	(0.69)	(0.60)		(0.67)	(0.82)	(0.96)	(0.95)

Net asset value, end of period	$11.95	$11.89		$10.77	$11.71	$12.32	$12.43

Total Return	6.53%	16.28	% (c)	-2.30%	1.78%	7.16%	10.74%
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$51,516	$47,979		$37,538	$52,561	$47,219	$42,690
Ratio of expenses to average net assets after waiver and reimbursement (d)	0.65%	0.65	% (e)	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets before waiver and reimbursement	5.61%	5.91	% (e)	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets after waiver and reimbursement	5.98%	6.33	% (e)	5.94%	5.51%	5.85%	6.14%
Portfolio turnover rate	45.86%	70.87	% (c)	35.45%	33.69%	28.71%	32.74%

(a) For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.
(b) Calculated based on average shares outstanding during the period.
(c) Not Annualized.
(d) Ratio of expenses to average net assets before waiver and reimbursement	1.02%	1.07	% (e)	0.74%	0.73%	0.75%	0.78%
(e) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Funds

Notes to the Financial Statements

January 31, 2018

NOTE 1. ORGANIZATION

Angel Oak Funds Trust (the “Trust”) is a Delaware statutory trust organized on June 20, 2014 and registered with the U.S. Securities and Exchange Commission as an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of three series that are in operations, Angel Oak Multi-Strategy Income Fund (the “Multi-Strategy Income Fund”), Angel Oak Flexible Income Fund (the “Flexible Income Fund”), and Angel Oak High Yield Opportunities Fund (the “High Yield Opportunities Fund”) (the “Funds”). The Funds offer four classes of shares to investors, Class A shares, Class C shares, Institutional Class shares, and Class T shares. The Multi-Strategy Income Fund’s Class A shares commenced operations on June 28, 2011, Class C shares commenced operations on August 4, 2015, Institutional Class shares commenced operations on August 16, 2012, and Class T shares have not commenced operations as of January 31, 2018. Flexible Income Fund’s Class A and Institutional Class shares commenced operations on November 3, 2014, Class C shares commenced on August 4, 2015, and Class T shares have not commenced operations as of January 31, 2018. High Yield Opportunities Fund Class A shares commenced operations on July 31, 2012, Institutional Class shares commenced operations on March 31, 2009, and Class C and Class T shares have not commenced operations as of January 31, 2018. Class A shares charge a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Class T shares charge a 2.50% front-end sales charge and a 0.25% 12b-1 fee. Class C shares charge a 1.00% deferred sales charge on shares redeemed within one year of purchase and a 1.00% 12b-1 fee. Institutional Class shares do not charge front-end or back-end sales charges and no 12b-1 fees.

The investment objective of the Multi-Strategy Income Fund is current income. The investment objective of the Flexible Income Fund is to seek current income with a secondary objective of total return. The investment objective of High Yield Opportunities Fund is to earn a high level of current income with a secondary objective of capital appreciation. The Multi-Strategy Income Fund and High Yield Opportunities Fund are diversified series of the Trust while the Flexible Income Fund is a non-diversified series of the Trust.

The Multi-Strategy Income Fund is the successor in interest to a fund (the “Predecessor Fund”) having the same name and investment objective that was included as a series of another investment company, Valued Advisers Trust, and that was also advised by the Multi- Strategy Income Fund’s investment adviser, Angel Oak Capital Advisors, LLC (the “Adviser”). On March 26, 2015, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund with and into the Multi-Strategy Income Fund, and effective as of the close of business on April 10, 2015, the assets and liabilities of the Predecessor Fund were transferred to the Trust in exchange for shares of the Multi-Strategy Income Fund. Costs incurred by the Multi-Strategy Income Fund in connection with the reorganization were paid by the Adviser. The Predecessor Fund ceased offering its C Class shares and converted them into Class A shares effective as of the close of business April 2, 2015.

The High Yield Opportunities Fund is the successor in interest to the Rainier High Yield Fund (the “Predecessor High Yield Fund”), which had the same investment objective and was included as a series of another investment company, Rainier Investment Management Mutual Funds (“Predecessor Trust”), and that was advised by Rainier Investment Management, LLC. On April 15, 2016, the shareholders of the Predecessor High Yield Fund approved the reorganization of the Original Shares and Institutional Shares of the Predecessor High Yield Fund with and into the Class A shares and Institutional Class shares of the Angel Oak High Yield Opportunities Fund, and effective as of the close of business on April 15, 2016, the assets and liabilities of the Predecessor High Yield Fund were transferred to the Trust in exchange for shares in the Angel Oak High Yield Opportunities Fund. Costs incurred by the Angel Oak High Yield Opportunities Fund in connection with the reorganization were paid by the Adviser. The fiscal year end of the Predecessor High Yield Fund was March 31, 2016. The reporting period ended January 31, 2017 for the High Yield Opportunities Fund was April 1, 2016 through January 31, 2017. Operations prior to April 15, 2016 were for the Predecessor High Yield Fund. Net assets and shares outstanding on April 15, 2016 were $705,808 and 64,250 for Original Shares and $37,954,151 and 3,463,606 for Institutional Shares, respectively, all of which were transferred into the Trust at NAV at the close of business on April 15, 2016.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements in accordance with the generally accepted accounting principles in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 “Financial Services-Investment Companies”.

Securities Valuation and Fair Value Measurements – The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities
•	Level 2 – Other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Fair values for long-term debt securities, including asset-backed securities, collateralized loan obligations, collateralized mortgage obligations, corporate obligations and mortgage-backed securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, mortgage-backed and asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets (“OTC”) as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, Fair Value will be determined in accordance with the procedures adopted by the Board of Trustees (“Board”). All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over-the counter market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise Fair Value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a Pricing Service. To the extent these securities are actively traded and valuation adjustments are

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

not applied, they are categorized as Level 1 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Funds’ valuation processes and reports quarterly to the Board. The Valuation and Risk Management Oversight Committee has delegated to the Valuation Committee of Angel Oak Capital Advisors, LLC (the “Adviser”) the day to day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Adviser’s Valuation Committee reports quarterly to the Valuation and Risk Management Oversight Committee.

The following is a summary of the inputs used to value each Fund’s net assets as of January 31, 2018:

Multi-Strategy Income Fund
Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$684,111,117	$–	$684,111,117
Collateralized Debt Obligations	–	20,275,197	–	20,275,197
Collateralized Loan Obligations	–	641,212,559	–	641,212,559
Collateralized Mortgage Obligations	–	4,148,528,146	–	4,148,528,146
Corporate Obligations	–	307,366,604	2,700,000	310,066,604
Investment Companies	41,564,203	–	–	41,564,203
Mortgage-Backed Securities – U.S. Government Agency Issues	–	616,080,396	–	616,080,396
Preferred Stocks	3,504,468	–	–	3,504,468
Short-Term Investments	287,944,140	–	–	287,944,140
Total	$333,012,811	$6,417,574,019	$2,700,000	$6,753,286,830
Other Financial Instruments*
Assets
Futures Contracts	$14,234,634	$–	$–	$14,234,634
Liabilities
Reverse Repurchase Agreements	$–	$(13,304,000)	$–	$(13,304,000)

*	Other financial instruments are derivative instruments, such as futures and reverse repurchase agreements. Futures are reflected at the unrealized appreciation (depreciation) on the instrument.

See the Schedule of Investments for further disaggregation of investment categories. Transfers between levels are recognized at the end of the reporting period. For the year ended January 31, 2018 there were no transfers into or out of Level 1. Below is a reconciliation that details the transfer of securities between Level 2 and Level 3 in the Multi-Strategy Income Fund. Transfers from Level 2 to Level 3 are due to increased significant unobservable inputs. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

Transfers into Level 2	$–
Transfers out of Level 2	(2,700,000)
Net Transfers out of Level 2	$(2,700,000)

Transfers into Level 3	$2,700,000
Transfers out of Level 3	–
Net Transfers into Level 3	$2,700,000

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Multi-Strategy Income Fund	Balance as of 01/31/2017	Discounts/ Premiums	Net Realized Loss	Change in Net Unrealized Appreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 01/31/2018	Net Change in Unrealized Depreciation on securities held at 01/31/2018
Corporate Obligations	$–	$–	$–	$–	$–	$–	$2,700,000	$–	$2,700,000	$(9,382,500)
Collateralized Mortgage Obligations	$10,418,254	$27,981	$(6,876,685)	$4,481,700	$–	$(8,051,250)	$–	$–	$–	$–

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

Multi-Strategy Income Fund	Fair Value as of 01/31/2018	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Corporate Obligations	$2,700,000	Consensus Pricing	Third party	$20.00	When the Fund uses information provided by a third party as a fair value method, it may consider the following: news surrounding the security and significant changes in the security’s operations, which would result in direct and proportional changes in the price level.

Flexible Income Fund
Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$5,196,069	$–	$5,196,069
Collateralized Debt Obligations	–	10,384,463	–	10,384,463
Collateralized Loan Obligations	–	10,170,161	–	10,170,161
Corporate Obligations	–	102,885,156	–	102,885,156
Short-Term Investments	1,893,647	–	–	1,893,647
Total	$1,893,647	$128,635,849	$–	$130,529,496

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2018, the Flexible Income Fund did not recognize any transfers to or from Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

High Yield Opportunities Fund
Assets	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations	$–	$6,568,356	$–	$6,568,356
Corporate Obligations	–	46,160,851	–	46,160,851
Short-Term Investments	1,724,486	–	–	1,724,486
Total	1,724,486	52,729,207	–	54,453,693

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2018, the High Yield Opportunities Fund did not recognize any transfers to or from Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

Federal Income Taxes – The Funds intend to elect and continue to qualify to be taxed as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds generally will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. The Funds generally intend to operate in a manner such that they will not be liable for federal income or excise taxes.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended January 31, 2018, the Funds did not incur any interest or penalties.

Security Transactions and Income Recognition – Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each securities estimated life and recoverable principal. Dividend income and corporate transactions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Funds’ shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation and expenses are allocated to each class based on the net assets in relation to the relative net assets of each Fund.

Dividends and Distributions – Distributions from each Fund’s net investment income are accrued daily and typically paid monthly. The Funds intend to distribute their net realized long term capital gains and their net realized short term capital gains, if any, at least annually. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the year ended January 31, 2018, certain differences were reclassified. These differences were primarily related to paydown losses; the amounts did not affect net assets. The reclassifications were as follows:

	Paid-in capital	Accumulated net investment income (loss)	Accumulated net realized gain (loss) from investment transactions
Multi-Strategy Income Fund	$ –	$1,463,073	$(1,463,073)
Flexible Income Fund	$ –	$6,680	$(6,680)
High Yield Opportunities Fund	$(455)	$(99,207)	$99,662

Share Valuation – The NAV per share of a class of shares of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, the Trust will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Repurchase Agreements – Repurchase agreements are transactions by which the Funds purchase a security and simultaneously commit to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or the date of maturity of the purchased security. A repurchase agreement is accounted for as an investment by the Funds, collateralized by securities, which are delivered to the Funds’ custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Funds will seek to liquidate such collateral. The exercise of the Funds’ right to liquidate such collateral could involve certain costs or delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss.

Reverse Repurchase Agreements – A reverse repurchase agreement is the sale by the Funds of a security to a party for a specified price, with the simultaneous agreement by the Funds to repurchase that security from that party on a future date at a higher price. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Funds. In such situations, the Funds may incur losses as a result of a possible decline in the value of the underlying security during the period while the Funds’ seek to enforce their rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing their rights. The Funds will segregate assets determined to be liquid by the Adviser or otherwise covered its obligations under reverse repurchase agreement.

The gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity is as follows:

Multi-Strategy Income Fund
Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Collateralized Mortgage Obligations	$–	$13,304,000	$–	$–	$13,304,000
Total	$–	$13,304,000	$–	$–	$13,304,000
Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					$13,304,000
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$–

Mortgage-Backed and Asset-Backed Securities Risks – Prepayment risk is associated with mortgage-backed and asset-backed securities, including collateralized loan obligations (“CLOs”). If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Funds’ investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Funds to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize these instruments may depend on the ability of the Funds’ Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Funds may invest could negatively impact the value of the Funds’ investments. To the extent the Funds focus their investments in particular types of mortgage-backed or asset-backed securities, including CLOs, the Funds may be more susceptible to risk factors affecting such types of securities.

Subordinated Debt of Banks and Diversified Financial Companies – The Funds may invest in subordinated debt securities, sometimes also called “junior debt,” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings intuitions (or their holding companies), which are subordinated to senior debt issued by the banks and depots held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

Preferred Stocks – The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease.

Futures Contracts – The Funds may enter into futures contracts to hedge various investments for risk management as well as speculative purposes. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Funds’ cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. See Note 3 for information on futures contract activity during the year ended January 31, 2018.

Options – A Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of a Fund or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

A Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the applicable Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option. See Note 3. The Funds’ did not hold any swaps as of January 31, 2018.

Swaps – The Funds may enter into swap contracts to hedge various investments for risk management or to pursue their investment objective. The Funds may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps, options on foregoing swaps, and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swap agreements are valued by a pricing service and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price. The Funds’ did not hold any swaps during the year ended January 31, 2018.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2018

NOTE 3. DERIVATIVE TRANSACTIONS

The following tables present a summary of the value of derivative instruments as of January 31, 2018 and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2018 for the Multi-Strategy Income Fund.

Multi-Strategy Income Fund
Derivatives	Type of Derivative Risk	Statements of Assets and Liabilities Location	Assets
Futures Contracts	Interest Rate	Variation Margin on Futures Contracts	$395,484

The effect of derivative instruments on the Statement of Operations for the year ended January 31, 2018:

Derivatives	Type of Derivative Risk	Location of Loss on Derivatives in Income	Realized Loss on Derivatives
Futures Contracts	Interest Rate	Net realized loss on futures contracts	$(1,129,908)
Options	Equity	Net realized gain on investments in unaffiliated securities	$(3,037,800)

Derivatives	Type of Derivative Risk	Location of Loss on Derivatives in Income	Change in Unrealized Appreciation on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation on futures contracts	$14,193,998

For the Multi-Strategy Income Fund the average monthly notional value of long and short futures contracts during the year ended January 31, 2018 was $602,703,754 and ($427,144,438), respectively. The average monthly market value of purchased options during the year ended January 31, 2018 was $37,442.

The effect of derivative instruments on the Statements of Operations for the year ended January 31, 2018 for the Flexible Income Fund:

Flexible Income Fund
Derivatives	Type of Derivative Risk	Location of Loss on Derivatives in Income	Realized Loss on Derivatives
Futures Contracts	Interest Rate	Net realized loss on futures contracts	$(323,699)

Derivatives	Type of Derivative Risk	Location of Loss on Derivatives in Income	Change in Unrealized Appreciation on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation on futures contracts	$85,719

For the Flexible Income Fund the average monthly notional value of long and short futures contracts during the year ended January 31, 2018 was $6,257,217 and ($2,065,428), respectively.

Balance Sheet Offsetting Information

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of January 31, 2018, the Funds were not subject to any netting agreements.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2018

NOTE 3. DERIVATIVE TRANSACTIONS – (continued)

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2018.

Multi-Strategy Income Fund
				Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$395,484	$–	$395,484	$–	$–	$395,484

Multi-Strategy Income Fund
				Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Reverse Repurchase Agreements	$13,304,000	$–	$(13,304,000)	$13,304,000	$–	$–

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Funds’ (the “Agreement”), the Adviser manages the Funds’ investments subject to oversight of the Trustees. As compensation for its management services, Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.89%, 0.89%, and 0.55%, respectively, of the average daily net assets of the Fund.

The Adviser contractually agreed to waive or limit its fees and to assume other expenses of the Multi-Strategy Income Fund, the Flexible Income Fund, and the High Yield Opportunities Fund until May 31, 2019, so that the Total Annual Fund Operating Expenses of each Fund do not exceed 0.99%, 0.85%, and 0.65%, respectively. Effective December 1, 2016, the Adviser also voluntarily agreed to waive its fees and/or reimburse certain expenses to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.69% of the Flexible Income Fund’s average daily net assets. This voluntary waiver is in addition to the contractual fee waiver/expense limitation agreement discussed above and may be discontinued at any time. Fees waived under this voluntary waiver are not subject to recoupment by the Adviser. These operating expense limitations do not apply to front-end sales loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired funds fees and expenses”). In addition, the Adviser has contractually agreed through May 31, 2019 to waive the amount of the Multi-Strategy Income Fund’s management fee to the extent necessary to offset the proportionate share of the management fees incurred by the Fund through its investment in an underlying fund for which the Adviser also serves as investment adviser. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser.

The contractual waiver and/or reimbursement by the Adviser with respect to the Funds is subject to repayment by the Funds within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Funds are able to make the repayment without exceeding the expense limitations described above. During the year ended January 31, 2018, Multi-Strategy Income Fund repaid $2,063,711 of previously waived expenses to the Adviser and the High Yield Opportunities Fund waived $184,315 of expenses. Expense limitation agreement specifically refers to amounts that are contractually waived, see Statement of Operations. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions at January 31, 2018 are included in the table below. Fees waived by the Predecessor High Yield Fund are not subject to recoupment by the Angel Oak High Yield Opportunities Fund.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2018

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

	Recoverable through January 31, 2019	Recoverable through January 31, 2020	Recoverable through January 31, 2021
Multi-Strategy Income Fund	$1,118,919	$0	$0
Flexible Income Fund	$860,519	$579,174	$0
High Yield Opportunities Fund	N/A	$148,887	$184,315

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, Class C shares, and Class T shares. The Distribution Plan provides that the Funds may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Class A shares and Class T shares and an annual rate of up to 1.00% of the average daily net assets of Class C shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities or shareholder servicing activities. For the year ended January 31, 2018, Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund incurred distribution fees of $1,946,499, $29,622 and $2,871, respectively.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountants and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodians; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds. Both the Administrator and Custodian are affiliates of the Distributor.

Certain officers, Trustees and shareholders of the Fund are also owners or employees of the Adviser.

NOTE 5. SECURITIZATION TRANSACTION

On November 5, 2015, the Multi-Strategy Income Fund and the Flexible Income Fund participated in the offering of the Financial Institution Note Securitization 2015-1, LTD (FINS 2015-1). As part of the offering, Multi Strategy Income Fund purchased $12,927,000 of Class A notes, $6,275,000 of Class C notes and 11,231,000 preferred shares and Flexible Income Fund purchased $7,673,000 of Class A notes, $3,725,000 of Class C notes and 6,666,666 preferred shares of FINS 2015-1. In February 2016, Flexible Income Fund sold $7,673,000 of Class A notes. See Schedule of Investments for current shares held. The Adviser has been named as the collateral surveillance and analysis provider of FINS 2015-1. The collateral manager may consult with the collateral surveillance and analysis provider prior to making certain decisions; however, the collateral manager will not be required to follow any position taken by or recommendation made by the collateral surveillance and analysis provider in any such consultation.

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended January 31, 2018, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Purchases	Sales
Multi-Strategy Income Fund	$6,455,899,651	$4,531,655,664
Flexible Income Fund	$140,732,013	$180,456,566
High Yield Opportunities Fund	$26,704,325	$21,621,141

During the year ended January 31, 2018, the Multi-Strategy Income Fund purchased, in accordance with the Rule 17a-7 procedures adopted by the Trust, securities eligible for investment at a value of $23,562,601. During the year ended January 31, 2018, the Flexible Income Fund sold, in accordance with Rule 17a-7 procedures adopted by the Trust, securities for investment at a value of

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2018

NOTE 6. INVESTMENT TRANSACTIONS – (continued)

$44,759,294. During the year ended January 31, 2018, the High Yield Opportunities Fund purchased, in accordance with the Rule 17a-7 procedures adopted by the Trust, securities eligible for investment at a value of $1,761,094.

For the year ended January 31, 2018, there were $900,290,911 of long-term purchases and $569,190,734 of long-term sales of U.S. Government securities for the Multi-Strategy Income Fund. There were no long-term purchases or sales of U.S. Government securities for the Flexible Income Fund and High Yield Opportunities Fund.

NOTE 7. TRANSACTIONS WITH AFFILIATES

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

The Multi-Strategy Income Fund had the following transactions during the year ended January 31, 2018, with affiliates:

	Share Activity				Year Ended January 31, 2018
Security Name	Balance January 31, 2017	Purchases	Sales	Balance January 31, 2018	Value	Dividend Income	Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates
High Yield Opportunities Fund	894,010	915,828	–	1,809,838	$21,627,561	$894,982	$–	$84,462
Flexible Income Fund	–	2,111,932	–	2,111,932	$19,936,642	$193,379	$–	$(63,358)
Total	894,010	3,027,760	–	3,921,770	$41,564,203	$1,088,361	$–	$21,104

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2018, UBS Wealth Management USA. (“UBS”) owned, as record shareholder, 49% of the outstanding shares of Flexible Income Fund. It is not known whether UBS, or any other underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds. At January 31, 2018, Angel Oak Multi-Strategy Income Fund owned, as beneficial shareholders, 41% of the outstanding shares of High Yield Opportunities Fund. At January 31, 2018, no shareholder held more than 25% of the outstanding shares of the Multi-Strategy Income Fund.

NOTE 9. FEDERAL TAX INFORMATION

The tax characterization of distributions paid for the year ended January 31, 2018 and January 31, 2017 were as follows:

	Multi-Strategy Income Fund		Flexible Income Fund		High Yield Opportunities Fund
	2018	2017	2018	2017	2018	2017
Distributions paid from:
Ordinary Income	$286,492,642	$286,227,943	$6,989,095	$10,336,302	$2,910,141	$2,239,343
Net Long-Term Capital Gain	–	–	–	–	–	–
Total	$286,492,642	$286,227,943	$6,989,095	$10,336,302	$2,910,141	$2,239,343

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2018

NOTE 9. FEDERAL TAX INFORMATION – (continued)

At January 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Multi-Strategy Income Fund	Flexible Income Fund	High Yield Opportunities Fund
Tax Cost of Investments	$6,801,343,236	$129,157,715	$53,070,515
Unrealized Appreciation*	105,756,907	1,913,086	1,771,628
Unrealized Depreciation*	(139,578,679)	(541,305)	(388,450)
Net Unrealized Appreciation (Depreciation) *	$(33,821,772)	$1,371,781	$1,383,178
Undistributed Ordinary Income	2,978,795	86,717	35,808
Undistributed Long-Term Gain (Loss)	–	–	–
Distributable Earnings	$2,978,795	$86,717	$35,808
Other Accumulated Gain (Loss)	(340,799,965)	(35,775,461)	(1,294,166)
Total Accumulated Gain (Loss)	$(371,642,942)	$(34,316,963)	$124,820

*	Represents aggregated amounts of Fund’s investments, reverse repurchase agreements and futures.

The temporary differences between book basis and tax basis in the funds are primarily attributable to wash sale loss deferrals, distributions payable, mark-to-markets, and other temporary differences.

As of January 31, 2018, Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund had available for federal tax purposes an unused capital loss carryforward of $335,699,342, $35,666,313 and $1,228,822, respectively, which is available for offset against future taxable net capital gains. The Flexible Income Fund utilized $95,975 of capital loss carryforward.

To the extent these carryforwards are used to offset futures gains, it is probably that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

	Multi-Strategy Income Fund	Flexible Income Fund	High Yield Opportunities Fund
No expiration short-term	$126,971,300	$23,327,339	$274,134
No expiration long-term	$208,728,042	$12,338,974	$954,688
Total	$335,699,342	$35,666,313	$1,228,822

Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the on the first business day of the Funds’ following taxable year. For the tax period ended January 31, 2018, the Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund did not defer any post-October losses.

NOTE 10. CREDIT AGREEMENTS

In August 2015, the Multi-Strategy Income Fund entered into a $375 million secured, committed, margin facility (the “Facility”) with Société Générale, which expires in April 2018. Under the Facility, interest is charged on floating rate loans based on the 3-month LIBOR rate plus 1.35% and is payable on the last day of each interest period, which was 3.10% as of January 31, 2018. For the year ended January 31, 2018, the average principal balance and interest rate was approximately $250,000,000 and 2.64%, respectively. The Multi-Strategy Income Fund is required to pay a commitment fee under the Facility if the level of debt outstanding falls below a certain percentage. During the reporting period the Multi-Strategy Income Fund was required to pay these commitment fees. These expenses, including the commitment fee, are included in the interest and commission expense line item that is reflected in the Statements of Operations. Under the terms of the Facility, the Multi-Strategy Income Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets. As of January 31, 2018, the outstanding principal balance under the Facility was $250 million. The amount of the maximum loan outstanding during the period was $250 million.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2018

NOTE 10. CREDIT AGREEMENTS - (continued)

U.S. Bank, N.A. has made available to the Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund a $200,000,000 unsecured credit facility, pursuant to a Loan Agreement (“Agreement”) effective June 8, 2016, expiring on May 24, 2018, for the purposes of having cash available to satisfy redemption requests. Principal is due twenty days after the initial advance and at the maturity. Interest is payable monthly in arrears. Under the credit facility, the interest rate paid by the Funds on outstanding borrowings is equal to the one-month LIBOR, plus 1.75%, which was 3.32% as of January 31, 2018. For the period from February 1, 2017 to January 31, 2018, the average principal balance and interest rate was $2,978 and 2.56%, respectively for the Flexible Income Fund and $24,463 and 2.89%, respectively for the High Yield Opportunities Fund. The Multi-Strategy Income Fund did not borrow under this arrangement, during this period. The maximum loan outstanding during the period for the Flexible Income Fund was $1,000,000 on February 15, 2017. The maximum loan outstanding during the period for the High Yield Opportunities Fund $2,083,000 on June 6, 2017. As of January 31, 2018, the Funds had no outstanding borrowings under this agreement.

NOTE 11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

NOTE 12. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF THE INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Angel Oak Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Angel Oak Funds Trust, comprising Angel Oak Multi-Strategy Income Fund, Angel Oak Flexible Income Fund and Angel Oak High Yield Opportunities Fund (the “Funds”), as of January 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the periods indicated in the period then ended for Angel Oak Multi-Strategy Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the periods indicated in the period then ended for Angel Oak Flexible Income Fund and the related statement of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights, for the year ended January 31, 2018 and the period April 1, 2016 through January 31, 2017 for Angel Oak High Yield Opportunities Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of January 31, 2018, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Angel Oak High Yield Opportunities Fund’s financial statements and financial highlights for the periods ended January 31, 2016 and prior, were audited by other auditors whose report dated May 23, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of January 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Funds within Angel Oak Funds Trust since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 29, 2018

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

For the tax year ended January 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 20%.

For the taxable year ended January 31, 2018, the Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund paid qualified dividend income of 0.00%, 0.00%, and 0.00%, respectively.

For the taxable year ended January 31, 2018, the percentage of ordinary income dividends paid by the Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund that qualifies for the dividends received deduction available to corporations was 0.00%, 0.00%, and 0.00%, respectively.

For the taxable year ended January 31, 2018, the Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund did not pay any ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c).

For the taxable year ended January 31, 2018, the Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund the percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue 871(k)1(c) was 74.98%, 93.29%, and 99.92%, respectively.

2. Disclosure of Portfolio Holdings

The Funds will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the website of the SEC at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by call 1-800-SEC-0330.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 751-4324 and (2) from Trust documents filed with the SEC on the SEC’s website at www.sec.gov.

4. Statement Regarding the Basis for the Approval of the Continuance of Investment Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at the telephonic meeting held on August 24, 2017 and the in-person meeting held on September 27-28, 2017 (the “Meetings”), the Board of Trustees (the “Board”) of Angel Oak Funds Trust (the “Trust”) considered the approval of the continuance of the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Trust, on behalf of the Angel Oak Multi-Strategy Income Fund (the “Multi-Strategy Income Fund”), the Angel Oak Flexible Income Fund (the “Flexible Income Fund”), and the Angel Oak High Yield Opportunities Fund (the “High Yield Opportunities Fund”) (each, a “Fund” and, collectively, the “Funds”), and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) for a one-year period. The Multi-Strategy Income Fund is the successor in interest to a fund having the same name and investment objective that was included as a series of another investment company, Valued Advisers Trust, and that was also advised by Angel Oak (the “Predecessor Multi-Strategy Income Fund”). The Predecessor Multi-Strategy Income Fund was reorganized into the Fund on April 10, 2015.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the renewal of the Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement between the Adviser and the Trust with respect to the Funds, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, the Funds’ administrator and an independent third-party data provider (the “Outside Data Provider”) that provided the Board with information regarding the fees and expenses of each Fund, as compared to other similar mutual funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to the Funds would enable shareholders of the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the adoption of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the comparative fee and expense information prepared by the Adviser. In considering the Investment Advisory Agreement with respect to the Funds, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Angel Oak is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past to each Fund, Angel Oak’s management capabilities demonstrated with respect to each Fund, the professional qualifications and experience of the portfolio managers of each Fund, Angel Oak’s investment and management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services it provided to each Fund in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from independent third-party data that Angel Oak had achieved investment performance that was competitive relative to the Fund’s category, as established by the Outside Data Provider, and a smaller peer group of comparable funds identified by the Outside Data Provider over longer-term trailing periods, and the Trustees took into consideration the fact that Angel Oak focuses on long-term performance results with respect to its management of the Funds and that the Funds may have periods of underperformance when measured on a more short-term basis. The Trustees took note of the fact that, over the previous twelve months, there had been a significant decrease in interest rates on the intermediate and the long end of the U.S. yield curve, as well as volatility with respect to credit spreads, each of which had detracted from the Funds’ performance relative to their benchmarks and peer groups during that time period.

With respect to the Multi-Strategy Income Fund (which commenced operations in June 2011), the Trustees noted that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s peer group over the one-year period and in the third quartile for the three-year period ended June 30, 2017 and since the Fund’s inception. They observed that the Fund’s Institutional Class had ranked in the first quartile of the Fund’s category over the one- and three-year periods ended June 30, 2017 and since the Fund’s inception. The Trustees also noted that the Multi-Strategy Income Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Barclays U.S. Aggregate Bond Index, over the one-, three- and five-year periods ended June 30, 2017 and since the Fund’s inception.

With respect to the Flexible Income Fund (which commenced operations in November 2014), the Trustees noted that the Fund’s Institutional Class shares had ranked in the second quartile of the Fund’s peer group for the one-year period ended June 30, 2017 and in the third quartile of the Fund’s peer group since the Fund’s inception. They observed that the Fund’s Institutional Class shares had ranked in the second quartile of the Fund’s category over the one-year period and in the fourth quartile since the Fund’s inception. The Trustees also noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Barclays U.S. Aggregate Bond Index, over the one-year period ended June 30, 2017 and since the Fund’s inception.

With respect to the High Yield Opportunities Fund, the Trustees noted that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s peer group over the three- and five- year periods ended June 30, 2017 and since the Fund’s inception and in the second quartile of the Fund’s peer group over the one-year period ended June 30, 2017. They observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s category over the one- and three-year periods and in the second quartile over the five-year period ended June 30, 2017 and had ranked in the fourth quartile since the Fund’s inception. The Trustees also noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bank of America Merrill Lynch U.S. High Yield Index, over the one- and three- year periods ended June 30, 2017.

On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data that was provided to the Board, the Trustees determined that the management fee and net expense ratio of the Flexible Income Fund and Multi-Strategy Income Fund was generally higher, and lower in the case of High Yield Opportunities Fund, than the median management fee and net expense ratio for funds in their respective peer groups. However, the Board noted that the quality of services provided by Angel Oak and the past performance of the Funds demonstrated that the advisory fee still offered an appropriate value for the Funds and their shareholders. In addition, the Trustees noted that Angel Oak had renewed its contractual commitment for the benefit of Fund shareholders to limit the operating expenses of each of the classes of shares of the Funds for an additional year through May 31, 2019.

The Board also reviewed the fees that Angel Oak charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of client accounts.

The Board also considered Angel Oak’s current level of profitability with respect to each Fund, and noted that Angel Oak’s profitability was acceptable and not excessive and consistent with applicable industry averages. They noted that Angel Oak is committed to using its own resources to help improve the services it provides for the benefit of the Funds. They also noted that Angel Oak had provided information regarding its methodology for attributing profitability to each Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by Angel Oak from its own financial resources to help to market and promote the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by Angel Oak for the investment advisory and other services provided to the Funds by Angel Oak, and the estimated profitability of Angel Oak’s relationship with each Fund, the Board concluded that the level of investment advisory fees and Angel Oak’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and Angel Oak. The Trustees considered the profitability of Angel Oak both before and after the impact of the marketing-related expenses that Angel Oak incurs out of its own resources in connection with its management of the Funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that each Fund’s investment advisory fee will not decrease as the Fund’s assets grow because the Funds are not subject to investment advisory fee breakpoints, the Trustees concluded that each Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflected the current economic environment for Angel Oak and the competitive nature of the mutual fund market. The Trustees then noted that they would have the opportunity to periodically reexamine whether each Fund had achieved economies of scale and the appropriateness of investment advisory fees payable to Angel Oak with respect to each Fund, in the future, at which time the implementation of fee breakpoints could be considered. Finally, the Trustees noted the improvements made to the Adviser’s infrastructure and services provided to each Funds, which had been funded by the advisory fees received by the Adviser.

Benefits to Angel Oak from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by Angel Oak from its relationship with the Funds are reasonable and fair and consistent with industry practice and the best interests of the Funds and their shareholders.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of each Fund and its shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreement under which Angel Oak has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreement. The Trustees observed that those waivers were subject to recoupment under the terms of the Operating Expense Limitation Agreement and that Angel Oak had recouped previously-waived fees with respect to the Multi-Strategy Income Fund. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Funds in order to consider the approval of the Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Meetings with respect to the proposed contract renewal, but also the information about the Funds and Angel Oak that had been provided to them throughout the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. In reaching their conclusion with respect to the continuation of the Investment

Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but, rather, the Board took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by the Adviser to each of the Funds, and they found that these services continued to benefit the shareholders of the Funds and also reflected management’s overall commitment to the continued growth and development of the Funds.

5. Compensation of Trustees

Each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) receives an annual retainer of $52,000, paid quarterly as well as $8,500 for attending each regularly scheduled meeting in person in connection with his service on the Board of the Trust and other funds advised by the Adviser. Independent Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243.

6. Trustees and Officers

The business of the Funds’ is managed under the direction of the Board. The Board formulates the general policies of the Funds’ and meets periodically to review the Funds’ performance, monitor investment activities and practices, and discuss other matters affecting the Funds’. The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. The address of each Trustee and Officer of the Trust is c/o Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, GA 30305. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-751-4324.

Name and year of birth	Position with the Trust and tenure	Funds in complex overseen by Trustee	Principle occupation(s) during the past five years	Other directorships held during the past five years
Independent Trustees of the Trust(1)
Ira P. Cohen 1959	Independent Trustee and Chairman, since 2014; indefinite term	4	Executive Vice President, Recognos Financial (investment industry data analysis provider) (since 2015); Independent financial services consultant (since 2005).	Trustee, Valued Advisers Trust (since 2010) (15 portfolios); Trustee, Griffin Institutional Access Real Estate Fund (since April 2014)(1 portfolio); Trustee, Griffin Institutional Access Credit Fund (since January 2017)(1 portfolio).
Alvin R. Albe, Jr. 1953	Independent Trustee, since 2014; indefinite term	4	Retired; Senior Advisor, The TCW Group, Inc. (asset manager), (2008-2013).	Director, Syntroleum Corporation (renewable energy firm) (1988-2014).
Keith M. Schappert 1951	Independent Trustee, since 2014; indefinite term	4	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	Trustee, Mirae Asset Discovery Funds (since 2010) (6 portfolios); Trustee, Metropolitan Series Fund, Inc. (since 2009) (30 portfolios); Trustee, Met Investors Series Trust (since 2012) (45 portfolios); Director, The Commonfund (investment management) (since 2012); Director, Calamos Asset Management, Inc. (investment management) (since 2012).
Interested Trustee of the Trust:
Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee, since April 2015; indefinite term	4	Chief Investment Officer, Portfolio Manager, Co-Founder, Angel Oak Capital Advisors, LLC (since 2009)	None.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name and year of birth	Position within Trust	Term of office and length of time served	Principle occupation(s) during past five years
Officers of the Trust
Dory S. Black, Esq. 1975	President	Since 2015; indefinite term	General Counsel, Angel Oak (since 2014); General Counsel, EARNEST Partners, LLC (investment management firm) (2014); Vice-President and Assistant General Counsel, GE Asset Management Incorporated (2004–2014).
R. Adam Langley 1967	Chief Compliance Officer	Since 2015; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Compliance Manager, Invesco Advisers, Ltd. (2013-2015); Compliance Officer, Macquarie Group (2013); Chief Compliance Officer, Aspen Partners, Ltd. (2003-2013).
Lu Chang, CFA, FRM 1975	Secretary	Since 2015; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2014); Vice-President and Finance Manager, Wells Fargo Advisors, LLC (investment advisory firm) (2010–2014).
Daniel Fazioli 1981	Treasurer	Since 2015; indefinite term	Controller, Angel Oak Capital Advisors, LLC (since 2015); Controller, Tang Capital Partners, LP (2014–2015); Associate, Goldman Sachs & Company, Inc. (2010–2014).

Each Trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his/her successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each officer holds office at the pleasure of the Board.

ANGEL OAK FUNDS TRUST

Notice of Privacy Policy & Practices

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

We collect the following nonpublic personal information about you:

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Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

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Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER

Angel Oak Capital Advisors, LLC

One Buckhead Plaza

3060 Peachtree Road NW, Suite 500

Atlanta, GA 30305

DISTRIBUTOR

Quasar Distributors, LLC

777 East Wisconsin Avenue

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Dechert LLP

1900 K Street NW

Washington, DC 20006

CUSTODIAN

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53202

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Alvin Albe, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 01/31/2018	FYE 01/31/2017
Audit Fees	$95,000	$105,000
Audit-Related Fees	$0	$0
Tax Fees	$15,900	$12,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 01/31/2018	FYE 01/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 01/31/2018	FYE 01/31/2017
Registrant	$15,900	$12,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes since the Funds’ inception to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Angel Oak Funds Trust

By (Signature and Title)*	/s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)

Date	April 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)

Date	April 4, 2018

By (Signature and Title)*	/s/ Daniel Fazioli
Daniel Fazioli, Treasurer (Principal Financial Officer)

Date	April 4, 2018

*	Print the name and title of each signing officer under his or her signature.

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